AMENDED AND RESTATED
                          CREDIT AGREEMENT AND GUARANTY

                           dated as of April 14, 1999

                                      among

                          BOUNDLESS TECHNOLOGIES, INC.
                                  as Borrower,

                         BOUNDLESS ACQUISITION CORP. and
                             BOUNDLESS CORPORATION,
                                 as Guarantors,

                                       and

                            THE CHASE MANHATTAN BANK,
                             SILICON VALLEY BANK and
                             NATIONAL BANK OF CANADA
                                  as the Banks

                                       and
                            THE CHASE MANHATTAN BANK
                      as Administrative Agent for the Banks

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS................................
         Section 1.01. Definitions.........................................
         Section 1.02. Accounting Terms....................................
         Section 1.03. Computation of Time Periods.........................
         Section 1.04. Rules of Construction...............................

ARTICLE II.  LOANS.........................................................
         Section 2.01. Revolving Credit....................................
         Section 2.02. Term Loan...........................................
         Section 2.03. All Loans...........................................
         Section 2.04. Notice and Manner of Borrowing......................
         Section 2.05. Non-Receipt of Funds by Administrative Agent........
         Section 2.06. Interest Periods; Renewals..........................
         Section 2.07. Interest............................................
         Section 2.08. Fees................................................
         Section 2.09. Notes...............................................
         Section 2.10. Optional Prepayments................................
         Section 2.11. Mandatory Prepayment................................
         Section 2.12. Method of Payment...................................
         Section 2.13. Use of Proceeds.....................................
         Section 2.14. Conversions or Continuation of Loans................
         Section 2.15. Minimum Amounts.....................................
         Section 2.16. Certain Notices.....................................
         Section 2.17. Additional Costs....................................
         Section 2.18. Limitation on Types of Loans........................
         Section 2.19. Illegality..........................................
         Section 2.20. Treatment of Affected Loans.........................
         Section 2.21. Certain Compensation................................
         Section 2.22. Capital Adequacy....................................

ARTICLE III.  LETTERS OF CREDIT............................................
         Section 3.01. Trade Letters of Credit.............................
         Section 3.02. Standby Letters of Credit...........................
         Section 3.03. Reimbursement Obligation............................
         Section 3.04. Payment of Commissions, Expenses and Interest.......
         Section 3.05. Proper Drawing; Chase's Honoring....................
         Section 3.06. Amendment, Change, Modification; No Waiver..........
         Section 3.07. U.C.P.; Agreements and Acknowledgments;
                       Indemnification.....................................
         Section 3.08. Licenses; Insurance; Regulations....................
         Section 3.09. Additional Security.................................
         Section 3.10. Continuing Rights and Obligations...................
         Section 3.11. Instructions; No Liability..........................
         Section 3.12. Amended Agreement...................................
         Section 3.13. Existing Letters of Credit..........................

ARTICLE IV.  RESERVED......................................................

ARTICLE V. PARTICIPATIONS..................................................
         Section 5.01. Participating Banks' Pro Rata Shares................
         Section 5.02. Sale and Purchase of Participations.................
         Section 5.03. Participation in Fees and Collateral Relationship...
         Section 5.04. Procedures..........................................
         Section 5.05. Collections and Remittances.........................
         Section 5.06. Sharing of Setoffs and Collections..................
         Section 5.07. Indemnification; Costs and Expenses.................
         Section 5.08. Administration; Standard of Care... ................
         Section 5.09. Independent Investigation by the
                       Participating Banks.................................
         Section 5.10. Participating Banks, Ownership of Interests in
                       the Participations; Repurchases by Chase............

ARTICLE VI.  GUARANTY......................................................
         Section 6.01. Guaranty............................................
         Section 6.02. Guarantor's Obligations Unconditional...............
         Section 6.03. Waivers.............................................
         Section 6.04. Subrogation.........................................
         Section 6.05. Contribution........................................
         Section 6.06. Limitation of Liability.............................

ARTICLE VII.  CONDITIONS PRECEDENT.........................................
         Section 7.01. Conditions Precedent to Initial Credit Facility.....
         Section 7.02. Conditions Precedent to All Extensions of Credit....
         Section 7.03. Deemed Representation...............................

ARTICLE VIII.  REPRESENTATIONS AND WARRANTIES..............................
         Section 8.01. Incorporation, Good Standing and Due Qualification..
         Section 8.02. Corporate Power and Authority; No Conflicts.........
         Section 8.03. Legally Enforceable Agreements......................
         Section 8.04. Litigation..........................................
         Section 8.05. Financial Statements and Projections................
         Section 8.06. Ownership and Liens.................................
         Section 8.07. Taxes...............................................
         Section 8.08. ERISA...............................................
         Section 8.09. Issuance and Ownership of Stock and Notes...........
         Section 8.10. Operation of Business...............................
         Section 8.11. No Default on Outstanding Judgments or Orders.......
         Section 8.12. No Defaults on Other Agreements.....................
         Section 8.13. Labor Disputes and Acts of God......................
         Section 8.14. Governmental Regulation.............................
         Section 8.15. Partnerships........................................
         Section 8.16. Environmental Protection............................
         Section 8.17. Solvency............................................
         Section 8.18. Intellectual Property...............................
         Section 8.19. Investments.........................................
         Section 8.20. Y2K.................................................
         Section 8.21. Approvals...........................................
         Section 8.22. Subsidiaries and Affiliates.........................
         Section 8.23. Security Documents..................................
         Section 8.24. Disclosure..........................................
         Section 8.25. No Default..........................................
         Section 8.26. Compliance with Laws................................
         Section 8.27. Federal Reserve Requirements, Use of Proceeds.......

ARTICLE IX.  AFFIRMATIVE COVENANTS.........................................
         Section 9.01. Maintenance of Existence............................
         Section 9.02. Conduct of Business.................................
         Section 9.03. Maintenance of Properties and Insurance.............
         Section 9.04. Maintenance of Records..............................
         Section 9.05. Payment of Debt.....................................
         Section 9.06. Compliance with Laws................................
         Section 9.07. Right of Inspection.................................
         Section 9.08. Reporting Requirements..............................
         Section 9.09. Compliance With Environmental Laws..................
         Section 9.10. Execution of Agreement by Subsidiaries of Borrower,
                            BAC and BC.....................................
         Section 9.11.  Further Assurances.................................

ARTICLE X. NEGATIVE COVENANTS..............................................
         Section 10.01. Debt...............................................
         Section 10.02. Guaranties.........................................
         Section 10.03. Liens..............................................
         Section 10.04. Investments........................................
         Section 10.05. Sale of Assets.....................................
         Section 10.06. Transactions with Affiliates.......................
         Section 10.07. Mergers, Etc.......................................
         Section 10.08. Leases.............................................
         Section 10.09. Dividends..........................................
         Section 10.10. Changes, Amendments or Modifications...............
         Section 10.11. Sale and Leaseback.................................
         Section 10.12. Federal Reserve Requirement........................
         Section 10.13. Subordinated Indebtedness..........................

ARTICLE XI.  FINANCIAL COVENANTS...........................................
         Section 11.01. Minimum Earnings Before Interest, Taxes,
                        Depreciation and Amortization......................
         Section 11.02. Fixed Charge Coverage Ratio........................
         Section 11.03. Cash Flow Leverage Ratio...........................
         Section 11.04. Capital Expenditures...............................

ARTICLE XII.  EVENTS OF DEFAULT............................................
         Section 12.01. Events of Default..................................
         Section 12.02. Remedies...........................................

ARTICLE XIII.  THE ADMINISTRATIVE AGENT....................................
         Section 13.01. Appointment, Powers and Immunities of
                        Administrative Agent...............................
         Section 13.02. Reliance by Administrative Agent...................
         Section 13.03. Defaults...........................................
         Section 13.04. Rights of Administrative Agent as a Bank...........
         Section 13.05. Indemnification of Administrative Agent............
         Section 13.06. Documents..........................................
         Section 13.07. Non-Reliance on Administrative Agent and
                        Other Banks........................................
         Section 13.08. Failure of Administrative Agent to Act.............
         Section 13.09. Resignation of Administrative Agent................
         Section 13.10. Amendments Concerning Agency Function..............
         Section 13.11. Liability of Administrative Agent..................
         Section 13.12. Transfer of Agency Function........................
         Section 13.13. Withholding Taxes..................................

ARTICLE XIV.  MISCELLANEOUS................................................
         Section 14.01. Amendments and Waivers.............................
         Section 14.02. Usury..............................................
         Section 14.03. Expenses; Indemnification..........................
         Section 14.04. Assignment; Participation..........................
         Section 14.05. Notices............................................
         Section 14.06. Setoff.............................................
         Section 14.07. Jurisdiction; Immunities...........................
         Section 14.08. Governing Law......................................
         Section 14.09. Counterparts.......................................
         Section 14.10. Exhibits and Schedules.............................
         Section 14.11. Table of Contents; Headings........................
         Section 14.12. Severability.......................................
         Section 14.13. Integration........................................
         Section 14.14. Taxes..............................................
         Section 14.15. Waiver of Jury Trial...............................


Exhibits and Schedules

Exhibit A         Revolving Credit Note
Exhibit B         Term Loan Note
Exhibit C-1       Borrower Security Agreement
Exhibit C-2       Borrower Security Agreement
Exhibit D         Copyright Security Interest Agreement
Exhibit E         Patent Assignment
Exhibit F         Trademark Assignment
Exhibit G         Pledge Agreement (BC)
Exhibit H         Pledge Agreement (BAC)
Exhibit I         Borrowing Base Certificate
Exhibit J         Assignment and Assumption Agreement


Schedule 1.01A    Projections
Schedule 3.13     Existing Letters of Credit
Schedule 8.04     Litigation
Schedule 8.15     Partnerships
Schedule 8.18     Intellectual Property
Schedule 8.19     Investments
Schedule 8.22     Subsidiaries and Affiliates
Schedule 10.03    Liens

         AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY, dated as of April 14, 1999 among BOUNDLESS TECHNOLOGIES, INC. ("Borrower"), BOUNDLESS ACQUISITION CORP. ("BAC"), BOUNDLESS CORPORATION ("BC"; collectively with BAC, the "Guarantors"), THE CHASE MANHATTAN BANK ("Chase"), SILICON VALLEY BANK ("SVB"), NATIONAL BANK OF CANADA ("NBC"), each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities under this Agreement pursuant to Section 14.04 (Chase, SVB, NBC and such other lenders, each a "Bank" and collectively, the "Banks") and THE CHASE MANHATTAN BANK, as administrative, documentation and collateral agent for the Banks (in such capacity, the "Administrative Agent"), as agent for the Banks.


                                    RECITALS

         WHEREAS, each of the parties hereto is a party to the Prior Credit Agreement (as hereinafter defined);

         WHEREAS, the parties hereto desire to amend in various respects and restate the Prior Credit Agreement;

         NOW, THEREFORE, the parties hereto agree to amend and restate the Prior Credit Agreement in its entirety as follows:

         The Borrower has applied to the Banks for an extension of credit in the form of Revolving Credit Loans and a Term Loan (such terms and all other capitalized terms used in this paragraph having the respective meanings ascribed to such terms hereinafter) to the Borrower on the Closing Date in an aggregate principal amount of $19,000,000. The proceeds of the Loans shall be used by the Borrower for the purposes set forth herein. The Guarantors will guarantee the Loans in accordance with the provisions hereof. The Banks are willing to extend the Loans to the Borrower subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, IT IS AGREED:

                   ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS

         Section 1.01. Definitions. As used in this Agreement the following terms have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural and vice versa):

         "Account" means all right, title and interest of the Borrower in and to all present and future accounts receivable, contract rights, promissory notes, chattel paper, all tax refunds and rights to receive tax refunds, bonds, rights of indemnification, contribution and subrogation, leases, computer service contracts, deposits, causes of action, choses in action, judgments, and claims against third parties of every kind or nature, investment securities, notes, drafts, acceptances, letters of credit and rights to receive proceeds of letters of credit, instruments and deposit accounts, book accounts, credits and reserves and all forms of obligations whatsoever owing.

         "Acceptable Counterparty" means any Bank or any other financial institution whose outstanding long-term debt is rated AAA by Standard & Poor's Corporation.

         "Additional Costs" has the meaning specified in Section 2.17.

         "Administrative Agent" has the meaning specified in the preamble to this Agreement.

         "Administrative Agent's Office" means the Administrative Agent's address as specified on the signature page of this Agreement, or such other address as the Administrative Agent may designate by written notice to the Borrower and the Banks.

         "Affected Loans" has the meaning specified in Section 2.20.

         "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is controlled by, or is under common control with such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a

Person, whether through the ownership of voting securities, by contract, or otherwise.

         "Agreement" means this Credit Agreement and Guaranty, as amended, supplemented or modified from time to time.

         "Amortization" means, for any period, amortization expense of BC and its Consolidated Subsidiaries, all as determined in accordance with GAAP consistently applied.

         "Applicable Lending Office" means, for each Bank and for each type of Loan, the lending office of such Bank (or of an affiliate of such Bank) designated as such for such type of Loan on its signature page hereof or in the applicable Assignment and Assumption Agreement or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such type are to be made and maintained.

         "Applicable Margin" means the Applicable Revolving Credit Margin or the Applicable Term Loan Margin, as applicable.

         "Applicable Revolving Credit Margin" means, with respect to the Revolving Credit Loans that are Base Rate Loans or LIBOR Loans hereunder, the percentage set forth below under the headings "Applicable Base Rate Margin" and "Applicable LIBOR Margin", respectively, opposite the applicable ratio:


         Cash Flow Leverage                      Applicable Base Rate                    Applicable Libor
                 Ratio                                  Margin                                Margin
---------------------------------------- ------------------------------------- -------------------------------------

Greater than 2.50:1.00                           .25%                                2.50%

Less than or equal to 2.50:1:00 but              0%                                  2.25%
greater than 2:00:1.00

Less than or equal to 2:00:1.00, but             0%                                  2.00%
greater than 1:50:1.00

Less than or equal to 1.50:1.00, but             0%                                  1.75%
greater than 1.00:1.00

Less than or equal to 1.00:1.00                  0%                                  1.50%


         The Applicable Revolving Credit Margin will be initially set with respect to each Revolving Credit Loan on the Closing Date, based upon the financial statement referred to in Section 7.01(17)(b), and thereafter shall be reset on the date which is five (5) business days following the date of receipt of the financial statements referred to in Section 9.08(1) and 9.08(2), together with a certificate of the Chief Financial Officer of the Borrower certifying the Cash Flow Leverage Ratio and setting forth the calculation thereof in detail; provided, however, that if any such financial statements and certificate are not received by the Administrative Agent within the time period required pursuant to
Section 9.08(1) and 9.08(2), as the case may be, the Applicable Revolving Credit Margin will be established at the highest rates provided above from the date such financial statement and certificate were due until the date which is five
(5) Business Days following the receipt by the Administrative Agent of such financial statements and certificate, and provided, further, that the Administrative Agent shall not in any way be deemed to have waived any Event of Default, or any rights or remedies hereunder or under any other Loan Document in connection with the foregoing proviso. During the occurrence and continuance of a Default or an Event of Default, no downward adjustment, and only upward adjustments, shall be made to Applicable Revolving Credit Margin.

         "Applicable Term Loan Margin" means, with respect to the Term Loans that are Base Rate Loans or LIBOR Loans hereunder, the percentage set forth below under the headings "Applicable Base Rate Margin" and "Applicable LIBOR Margin", respectively, opposite the applicable ratio:

                                                 Applicable Base Rate                    Applicable LIBOR
 Cash Flow Leverage Ratio                               Margin                                Margin
---------------------------------------- ------------------------------------- -------------------------------------

Greater than 2.50:1.00                           1.25%                               3.5%

Less than or equal to 2.50:1.00 but              1.00%                               3.25%
greater than 2.00:1.00

Less than or equal to 2.00:1.00                  .75%                                3.0%


         The Applicable Term Loan Margin will be initially set with respect to each Term Loan on the Closing Date, based upon the financial statement referred to in 7.01(17)(b), and thereafter shall be reset on the date which is five (5) business days following the date of receipt of the financial statements referred to in Section 9.08(1) and 9.08(2), together with a certificate of the Chief Financial Officer of the Borrower certifying the Cash Flow Leverage Ratio and setting forth the calculation thereof in detail; provided, however, that if any such financial statements and certificate are not received by the Administrative Agent within the time period required pursuant to Section 9.08(1) and 9.08(2), as the case may be, the Applicable Term Loan Margin will be established at the highest rates provided above from the date such financial statements and certificate were due until the date which is five (5) Business Days following the receipt by the Administrative Agent of such financial statements and certificate, and provided, further, that the Administrative Agent shall not in any way be deemed to have waived any Event of Default, or any rights or remedies hereunder or under any other Loan Document in connection with the foregoing proviso. During the occurrence and continuance of a Default or an Event of Default, no downward adjustment, and only upward adjustments, shall be made to Applicable Term Loan Margin.

         "Application"   means  each  application   submitted  by  the  Borrower
requesting that Chase issue a Letter of Credit for the account of the Borrower, as such Application may be amended, supplemented or modified from time to time.

         "Assignee" has the meaning specified in Section 14.04.

         "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement, substantially in the form of Exhibit J, pursuant to which a Bank assigns and an Assignee assumes rights and obligations in accordance with
Section 14.04.

         "Authorized Person" means any officer or employee, or combination thereof, of the Borrower as authorized by resolutions of the board of directors of the Borrower to act on behalf of the Borrower with respect to Letters of Credit, all as delivered to and accepted by Chase from time to time.

         "Bank" or "Banks" has the meaning specified in the preamble to this Agreement.

         "Bank Parties" means the Administrative Agent and each of the Banks.

         "Bank Commitment" shall mean, with respect to each Bank, the obligation of such Bank to make Loans to the Borrower and to acquire participations in Letters of Credit in an aggregate amount not to exceed the amount set forth opposite such Bank's name on the signature pages hereof under the caption "Bank Commitment", as such amounts may be adjusted in accordance with the terms of this Agreement.

         "Banking Day" means (1) any day on which commercial banks are not authorized or required to close in New York City and (2) whenever such day relates to a LIBOR Loan, an Interest Period with respect to a LIBOR Loan, or notice with respect to any LIBOR Loan, a day on which dealings in Dollar deposits are also carried out in the London interbank market and banks are open for business in London.

         "Base Rate" means, for any day, the higher of (1) the Federal Funds Rate for such day plus one-half of one percent (.50%) or (2) the Prime Rate for such day.

         "Base Rate Loan" means any Loan when and to the extent the interest rate for such Loan is determined in relation to the Base Rate.

         "BAC" means Boundless Acquisition Corp., a Delaware corporation.

         "BC" means Boundless Corporation, a Delaware corporation.

         "Borrower" means Boundless Technologies, Inc., a Delaware corporation.

         "Borrower Obligations" means, with respect to the Borrower (1) each and every obligation, covenant and agreement of the Borrower now or hereafter existing contained in this Agreement or any of the other Loan Documents, whether for principal, reimbursement obligations, interest, fees, expenses, indemnities or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor, including but not limited to all indebtedness, obligations and liabilities of the Borrower to any Bank Party now existing or hereafter incurred under or arising out of or in connection with the Notes, the Letters of Credit, this Agreement, the other Loan Documents, and any documents or instruments executed in connection therewith, (2) each and every obligation, covenant and agreement of the Borrower now or hereafter existing contained in any foreign exchange contract (whether spot or forward) entered into between the Borrower and any Bank, (3) all sums advanced in accordance with the Security Documents by or on behalf of any Bank Party to protect any of the Collateral purported to be covered thereby, (4) any amounts paid by any Indemnitee (as defined in the Security Agreement) as to which such Indemnitee has the right to reimbursement, (5) any amounts paid by any Bank Party in preservation of any of the Administrative Agent's or Banks' rights or interest in the Collateral, together with interest on such amounts from the date such amounts are paid until reimbursement in full at a rate per annum equal at all times to the Default Rate for Base Rate Loans which are Revolving Credit Loans and (6) net liabilities of the Borrower under any hedging agreement entered into with the Administrative Agent as provided in Section 10.01(4); in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of the Borrower under any instrument now or hereafter evidencing or securing any of the foregoing.

         "Borrowing Base" means an amount equal to the sum of (1) eighty percent (80%) of the face amount of all Eligible Accounts, plus (2) the lesser of (a)
(i) fifty percent (50%) of Eligible Inventory which consists of finished goods and is covered by a purchase order, plus (ii) thirty percent (30%) of Eligible Inventory (other than Eligible Inventory which consists of finished goods and is covered by a purchase order) or (b) $5,000,000; provided, however the Required Banks may increase or decrease such percentages and the foregoing inventory limitation if, after review of each field audit of the Borrower's receivables, inventory and related books and records, the Required Banks determine that there has been a material change in the quality of the Borrower's inventory or receivables. Any such revision to advance rates or to the inventory limitation would become effective thirty (30) days after notice of such change is delivered to the Borrower, unless a Default or Event of Default is then existing, in which case such revision shall be effective immediately upon delivery of such notice. For purposes of determining the Borrowing Base Eligible Inventory will be valued in accordance with GAAP.

         "Borrowing Base Certificate" means a certificate in substantially the form of Exhibit I, certified by the chief financial officer of the Borrower, with respect to the Borrowing Base.

         "Borrowing Notice" has the meaning specified in Section 2.04.

         "Capital Expenditures" means additions to property and equipment of BC and its Consolidated Subsidiaries, which, in conformity with GAAP, are included as "additions to property, plant or equipment" or similar items which would be reflected in the consolidated statement of cash flow of BC and its Consolidated Subsidiaries including without limitation, property and equipment which are the subject of capital leases.

         "Capital Lease" means any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

         "Cash Collateral" means a deposit by the Borrower, made in immediately available funds, to a savings, checking or time deposit account at the Administrative Agent or the purchase by the Borrower of a certificate of deposit issued by the Administrative Agent and the execution of all documents and the taking of all steps required to give the Administrative Agent a perfected Lien in such deposit or certificate of deposit.

         "Cash Flow Leverage Ratio" means the ratio of (1) Funded Debt as of the date of calculation thereof to (2) Earnings Before Interest, Taxes, Depreciation and Amortization, for the twelve months immediately preceding the date of calculation thereof.

         "Cash Interest Expense" means for any period Interest Expense for such period that is required to be or is paid in cash.

         "Cash Taxes" means for any period Taxes for such period that are required to be or are paid in cash.

         "Chase" means The Chase Manhattan Bank and its successors.

         "Chief Financial Officer" means the Chief Financial Officer of the Borrower, or if there is no Chief Financial Officer, then the President of the Borrower.

         "Closing Date" means April 14, 1999.

         "Code" means the Internal Revenue Code of 1986.

         "Collateral" means any and all real and personal property subject to a Lien granted by any of the Security Documents.

         "Commitment Fee" has the meaning specified in Section 2.08.

         "Commitments" means, collectively, the Revolving Credit Commitment and the Letter of Credit Commitment.

         "Consolidated Subsidiaries" means all Subsidiaries of BC that should be included in BC's consolidated financial statements, all as determined in accordance with GAAP.

         "Continue",   "Continuation"   and  "Continued"   shall  refer  to  the
continuation pursuant to Section 2.14 hereof of a LIBOR Loan as a LIBOR Loan from one Interest Period to the next Interest Period.

         "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.14 hereof of Base Rate Loans into LIBOR Loans or LIBOR Loans into Base Rate Loans, each of which may be accompanied by the transfer by a Bank (at its sole discretion) of a Loan from one Applicable Lending office to another.

         "Copyright Security Interest Agreement" means the Copyright Security Interest Agreement, between the Borrower and the Administrative Agent, in the form of Exhibit D, to be delivered by the Borrower pursuant to the terms of this Agreement, as amended, restated, supplemented or otherwise modified from time to time.

         "Credit Facilities" means, collectively, the Term Loan, the Revolving Credit Loans and the Letters of Credit.

         "Current Assets" means, at any time, total current assets of the Borrower, all as determined in accordance with GAAP consistently applied.

         "Current Liabilities" means, at any time, total current liabilities of the Borrower, all as determined in accordance with GAAP consistently applied.

         "Current Portion of Long Term Debt" means that portion of long term indebtedness of BC and its Consolidated Subsidiaries which is required to be paid in the immediately succeeding twelve month period, as determined in accordance with GAAP consistently applied.

         "Debt" means: (1) indebtedness or liability for borrowed money, or for the deferred purchase price of property or services (including trade obligations); (2) obligations as lessee under Capital Leases; (3) current liabilities in respect of unfunded vested benefits under any Plan; (4)
obligations under letters of credit issued for the account of any Person; (5) all obligations arising under bankers, or trade acceptance facilities; (6) all guarantees, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase any of the items included in this definition, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss; (7) all obligations secured by any Lien on property owned by such Person, whether or not the obligations have been assumed; and (8) all obligations under any agreement providing for a swap, ceiling rates, ceiling and floor rates, contingent participation or other hedging mechanisms with respect to either interest payable on any of the items described above in this definition or any currency.

         "Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

         "Default Rate" means, with respect to an amount of any Loan not paid when due, a rate per annum equal to: (1) if such Loan is a Base Rate Loan, a variable rate two percent (2%) above the rate of interest then in effect thereon (including the Applicable Margin); and (2) if such Loan is a LIBOR Loan, a fixed rate two percent (2.0%) above the rate of interest in effect thereon (including the Applicable Margin) at the time of default until the end of the then current Interest Period therefor and, thereafter, a variable rate two percent (2.0%) above the rate of interest for a Base Rate Loan (including the Applicable Margin).

         "Depreciation" means, during any period, depreciation expense of BC and its Consolidated Subsidiaries, all as determined in accordance with GAAP consistently applied.

         "Dividends Paid" means, for any period, all cash dividends paid on the stock of the Borrower and the Guarantors and does not include any dividends accrued but unpaid on the stock of the Borrower or any Guarantor.

         "Dollars" and the sign "$" mean lawful money of the United States of America.

         "Earnings Before Interest, Taxes, Depreciation and Amortization" means, for any period, Net Income plus Interest Expense plus Taxes plus Depreciation plus Amortization, all for such period.

         "Eligible Account" means an Account owing to the Borrower, now existing or hereafter arising, which Account met the following specifications at the time it came into existence and continues to meet the same until it is collected in full:

         (1) Not more than ninety (90) days have elapsed since the invoice on such Account was issued; the invoice on such Account was issued within thirty
(30) days after goods were sold or services rendered which generated the Account; and the Account is not more than ninety (90) days past due;

         (2) The Account arose from the outright sale of goods or from the performance of services by the Borrower; such goods have been received by the Account debtor or the services rendered to such Account debtor, as applicable; such Account is evidenced by such invoices, shipping documents, or other instruments ordinarily used in the trade; and no return, rejection or repossession has occurred, and such goods or services have been finally accepted by the Account debtor without dispute;

         (3) The Account is not subject to any Lien, except a Lien in favor of the Administrative Agent for the benefit of the Bank Parties; and the Account is subject to a first priority perfected Lien in favor of the Administrative Agent for the benefit of the Banks;

         (4) The Account is a valid and legally enforceable obligation of the Account debtor and is not subject to credit, allowance, defense, offset, counterclaim or adjustment by the Account debtor, other than any discount allowed for prompt payment, except to the extent the aggregate maximum amount of all of the foregoing have been deducted in determining the amount of such Account for purposes of determining the Borrowing Base;

         (5) The Account arose in the ordinary course of business of the Borrower, and no notice of the bankruptcy, insolvency, failure, or suspension or termination of business of the Account debtor has been received by the Borrower;

         (6)  The Account debtor is not an Affiliate of the Borrower;

         (7) The Account debtor is not a supplier (or an Affiliate of a supplier) of goods or services to the Borrower, unless such Account debtor has entered into a written agreement with the Borrower pursuant to which such Account debtor or its Affiliate waives its right to assert any defense, offset, counterclaim or adjustment with respect to its obligation to pay such Account;

         (8) The Account otherwise conforms to all representations, warranties and other provisions of this Agreement and the Security Agreement;

         (9) The Account debtor is not a Governmental Authority;

         (10) The Account debtor is a resident of the United States or in the case where the Account debtor is not a resident of the United States the obligations of the Account debtor on such Account is fully covered by a letter of credit denominated in Dollars issued for the benefit of the Borrower by banks reasonably acceptable to the Required Banks or the obligations of the Account Debtor on such Account are fully covered by credit insurance policies issued by insurance companies acceptable to the Required Banks and such policy is in form and substance acceptable to the Required Banks; and

         (11) The Required Banks in their sole discretion have not deemed the Account debtor unsatisfactory because of such Account debtor's inability to repay amounts owing under its Account.

         Notwithstanding anything to the contrary, the Required Banks may amend the above referenced definition if, after review of each field audit of the Borrower's receivables and related books and records, the Required Banks determine that there has been a material change in the quality of the Borrower's receivables. Any such revision to the above definition would become effective thirty (30) days after notice of such change is delivered to the Borrower, unless a Default or Event of Default shall have occurred and is then existing, in which case such amendment shall be effective immediately upon delivery of such notice.

         "Eligible Inventory" means all tangible personal property, valued in accordance with GAAP in effect from time to time, which is owned by the Borrower and held for sale or for lease or to be furnished, under contracts of sale or service, which meet all of the following specifications:

         (1) the inventory does not represent work in process;

         (2) the inventory arose or was acquired in the ordinary course of the Borrower's business and no portion thereof represents rejected or damaged goods or goods which have been returned;

         (3) it is anticipated that the inventory will be used in the ordinary course of business by the Borrower; the finished goods portion of the inventory has not been held for sale by the Borrower for more than one (1) year;

         (4) the inventory is lawfully owned by the Borrower and is not subject to any Lien, except a Lien in favor of the Administrative Agent for the benefit of the Bank Parties; and the inventory is subject to a first priority perfected Lien in favor of the Administrative Agent for the benefit of the Banks;

         (5) the inventory is not damaged or unmarketable;

         (6) all such inventory is covered by insurance in accordance with the terms of the Loan Documents;

         (7) no such inventory is held on consignment;

         (8) no Account, account receivable or document of title has been created or issued with respect to such inventory;

         (9) the Borrower has the right of assignment thereof and the power to grant Liens thereon;

         (10) the inventory is located at a premises owned by the Borrower or a premises leased by the Borrower and from the lessor of which the Borrower has received either a mortgagee's or a landlord's waiver, as the case may be, satisfactory to the Administrative Agent; and

         (11) the inventory is located in the United States or if the inventory is not located in the United States the Administrative Agent and the Banks have the equivalent under the applicable law of a first priority perfected Lien in such inventory with rights and remedies under applicable law substantially similar to the rights and remedies of the Administrative Agent and the Banks under the applicable laws of the United States and the states thereof;

         Notwithstanding anything to the contrary, the Required Banks may amend the above referenced definition if, after review of each field audit of the Borrower's inventory and related books and records, the Required Banks determine that there has been a material change in the quality of the Borrower's inventory. Any such revision to the above definition would become effective thirty (30) days after notice of such change is delivered to the Borrower, unless a Default or Event of Default shall have occurred and is then existing, in which case such amendment shall be effective immediately upon delivery of such notice.

         "Environmental Discharge" means any discharge or release of any Hazardous Materials in violation of any applicable Environmental Law.

         "Environmental  Law"  means  any  Law  relating  to  pollution  or  the environment, including Laws relating to noise or to emissions, discharges, releases or threatened releases of Hazardous Materials into the workplace, the community or the environment, or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

         "Environmental Notice" means any complaint, order, citation, letter, inquiry, notice or other written communication from any Person (1) affecting or relating to the Borrower's or any Guarantor's compliance with any Environmental Law in connection with any activity or operations at any time conducted by the Borrower or such Guarantor, (2) relating to the occurrence or presence of or exposure to or possible or threatened or alleged occurrence or presence of or exposure to Environmental Discharges or Hazardous Materials at any of the Borrower's or such Guarantor's locations or facilities, including, without limitation: (a) the existence of any contamination or possible or threatened contamination at any such location or facility; and (b) remediation of any Environmental Discharge or Hazardous Materials at any such location or facility or any part thereof; and (3) any violation or alleged violation of any relevant Environmental Law.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

         "Event of Default" has the meaning specified in Section 12.01.

         "Existing Indebtedness" shall mean the principal balance of the obligations owed to the Banks pursuant to the Prior Credit Agreement, of which approximately $8,200,000 remains outstanding as of the date hereof.

         "Federal Funds Rate" means, for any day, the rate per annum (expressed on a 360 day basis of calculation) equal to the weighted average of the rates on overnight federal funds transactions as published by the Federal Reserve Bank of New York for such day provided that (1) if such day is not a Banking Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Banking Day as so published on the next succeeding Banking Day, and (2) if no such rate is so published on such next succeeding Banking Day, the Federal Funds Rate for such day shall be the average of the rates quoted by three Federal funds brokers to the Administrative Agent on such day on such transactions.

         "Fiscal Year" means each period from January 1 to December 31.

         "Fixed Charge Coverage Ratio" means the ratio of (1) the sum of (a) Earnings Before Interest, Taxes, Depreciation and Amortization minus (b) the sum of (i) unfunded Capital Expenditures plus (ii) Cash Taxes plus (iii) Dividends Paid to (2) the sum of (a) Cash Interest Expenses plus (b) the Current Portion of Long Term Debt. Each of the foregoing categories shall be measured over the prior twelve months from the date of calculation thereof, with the exception of the Current Portion of Long Term Debt, which shall be measured over the future twelve months from the date of calculation thereof.

         "Fronting Fee" has the meaning specified in Section 3.04.

         "Funded Debt" means all indebtedness of BC and its Consolidated Subsidiaries for borrowed money having an original maturity of one year or more, including the current portion thereof and including, without limitation, any Subordinated Indebtedness.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

         "Good Faith Contest" means the contest of an item if: (1) the item is diligently contested in good faith by appropriate proceedings timely instituted;
(2) adequate reserves are established with respect to the contested item; (3) during the period of such contest, the enforcement of any contested item is effectively stayed; and (4) the failure to pay or comply with the contested item has not and could not result in a Material Adverse Change.

         "Governmental Approvals" means any authorization, consent, approval, license, permit, certification, or exemption of, registration or filing with or report or notice to, any Governmental Authority.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantors" means, collectively, BAC, BC and each Person who, from time to time, becomes a party hereto pursuant to Section 9.10 hereof.

         "Guaranty" has the meaning specified in Section 6.01, as same may be amended, restated, supplemented or otherwise modified from time to time.

         "Hazardous Materials" means any pollutant, effluents, emissions, contaminants, toxic or hazardous wastes or substances, as any of those terms are defined from time to time in or for the purposes of any relevant Environmental Law, including asbestos fibers and friable asbestos, polychlorinated biphenyls, and any petroleum or hydrocarbon-based products or derivatives.

         "Head Office" means the principal office of the Administrative Agent at 270 Park Avenue, New York, New York 10017.

         "Instrument" means with respect to any Letter of Credit any draft, receipt, acceptance, teletransmission, including, but not limited to, telex or cable, or other written demand for payment.

         "Interest Expense" means the gross interest expense of BC and its Consolidated Subsidiaries, determined in accordance with GAAP consistently applied.

         "Interest Payment Date" shall mean (a) as to any Base Rate Loans, the last day of each month during the term hereof; (b) as to any LIBOR Loan with respect to which the Borrower has selected an Interest Period of one month, the last day of such Interest Period; (c) as to any Libor Loan with respect to which the Borrower has selected an Interest Period of two, three or six months, one month from the first day of such Interest Period, on each one month anniversary thereafter and on the last day of the Interest Period; (d) as to any Loan, on the date such Loan is paid in full.

         "Interest Period" means, with respect to any LIBOR Loan, the period commencing on the date such Loan is made, converted from a Base Rate Loan, or continued, as the case may be, and ending, as the Borrower may select pursuant to Section 2.06 on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, provided that each such Interest Period which commences on the last Banking Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Day of the appropriate calendar month.

         "Law" means any federal, state or local statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, consent decree or judgment.

         "Letter of Credit" means Trade Letters of Credit or Standby Letters of Credit, or both, or any or all of the foregoing, all as the context may require.

         "Letter of Credit Commitment" means, collectively, the Trade Letter of Credit Commitment and the Standby Letter of Credit Commitment.

         "Letter of Credit Fees" means, collectively, the Trade Letter of Credit Fee and the Standby Letter of Credit Fee.

         "Letter of Credit Obligations" means, collectively, the Trade Letter of Credit Obligations and the Standby Letter of Credit Obligations.

         "LIBOR Base Rate" means, with respect to any Interest Period pertaining to a LIBOR Loan, a rate per annum (rounded upwards if necessary to the nearest 1/16 of 1%) equal to the annual rate of interest at which Dollar deposits of an amount in immediately available funds, in an amount comparable to the amount of the portion of the LIBOR Loan allocable to the Administrative Agent and for a period comparable to such Interest Period, are offered to the principal London branch of Chase in the London interbank market for Eurodollars by leading banks in the eurodollar market at approximately 11:00 a.m., London time, two (2) Banking Days prior to the first day of such Interest Period.

         "LIBOR Interest Rate" means, for any LIBOR Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1% determined by the Administrative Agent to be equal to the quotient of (1) the LIBOR Base Rate for such Loan for the Interest Period therefor divided by (2) one minus the LIBOR Reserve Requirement for such Loan for such Interest Period.

         "LIBOR Loan" means any Loan when and to the extent the interest rate for such Loan is determined in relation to the LIBOR Interest Rate.

         "LIBOR  Reserve  Requirement"  means,  for any LIBOR Loan,  the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during the Interest Period for such Loan under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding One Billion Dollars ($1,000,000,000) against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the LIBOR Reserve Requirement shall also reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (1) any category of liabilities which includes deposits by reference to which the LIBOR Base Rate is to be determined as provided in the definition of LIBOR Base Rate in this Section 1.01, or (2) any category of extensions of credit or other assets which include LIBOR Loans.

         "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

         "Loan Documents" means, collectively, this Agreement, the Notes, the Letters of Credit and the Security Documents, as each may be amended, restated, supplemented or otherwise modified, from time to time.

         "Loans" means the Revolving Credit Loans or the Term Loan, or both, or any or all of the foregoing, all as the context may require.

         "Material Adverse Change" means either (1) a material adverse change in the status of the business, assets, liabilities, results of operations, condition (financial or otherwise), property or prospects of the Borrower or any Guarantor, or (2) any event or occurrence of whatever nature which could have a material adverse effect on the Borrower's or any Guarantor's ability to perform its obligations under the Loan Documents to which it is a party.

         "Multiemployer Plan" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "Net Income" means, for any period, the net income (exclusive of extraordinary gains) of BC and its Consolidated Subsidiaries, as determined in accordance with GAAP consistently applied.

         "Notes" means the Revolving Credit Notes or the Term Loan Notes, or both, or any or all of the foregoing, all as the context may require.

         "Outstanding Credit Facilities" means at any time an amount equal to the sum of (1) the aggregate principal amount of all outstanding Loans, (2) the Trade Letter of Credit Obligations, and (3) the Standby Letter of Credit Obligations.

         "Parent" means, with respect to any Bank, any Person controlling such Bank.

         "Participating Banks" means each Bank other than Chase.

         "Participation" has the meaning specified in Section 5.01.

         "Patent Assignment" means the Patent Assignment between the Borrower and the Administrative Agent, in the form of Exhibit E, to be delivered by the Borrower pursuant to the terms of this Agreement, as amended, restated, supplemented or otherwise modified, from time to time.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Person" means an individual, partnership, corporation, business trust,
joint  stock  company,  trust,   unincorporated   association,   joint  venture,
Governmental Authority or other entity of whatever nature.

         "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies.

         "Pledge Agreements" means the Pledge Agreement (BAC), the Pledge Agreement (BC) and each Pledge Agreement executed by any Person who may be required to execute the same pursuant to Section 9.10, each as amended, restated, supplemented or otherwise modified, from time to time.

         "Pledge Agreement (BAC)" means the Pledge Agreement in substantially the form of Exhibit H hereto, to be delivered by BAC under the terms of this Agreement.

         "Pledge Agreement (BC)" means the Pledge Agreement in substantially the form of Exhibit G hereto, to be delivered by BC under the terms of this Agreement.

         "presence", when used in connection with any Environmental Discharge or Hazardous Materials, means and includes presence, generation, manufacture, installation, treatment, use, storage, handling, repair, encapsulation, disposal, transportation, spill, discharge and release.

         "Prime Rate" means that rate of interest from time to time announced by Chase at its Principal Office as its prime commercial lending rate.

         "Principal Office" means the principal office of Chase, presently located at 270 Park Avenue, New York, New York.

         "Prior Credit Agreement" shall mean the Credit Agreement and Guaranty dated as of October 20, 1995, by and among the SunRiver Data Systems, Inc. (n/k/a Boundless Technologies, Inc.), SunRiver Acquisition Corporation (n/k/a Boundless Acquisition Corp.), All Quotes, Inc. (n/k/a Boundless Corporation) and SunRiver Group, Inc., the Administrative Agent and the Banks, as amended, modified and supplemented, from time to time prior to the date hereof.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "Projections" means the projections attached hereto as Schedule 1.01A.

         "Pro Rata Share" means with respect to each Bank, as of the date of calculation, a fraction, the numerator of which is such Bank's portion of the Total Commitment indicated adjacent to such Bank's signature on the signature page hereof or as specified in the applicable Assignment and Assumption with respect to any Bank and the denominator of which is the amount of the Total Commitment.

         "Quarterly Dates" means the last day of each March, June, September and December occurring on or after the Closing Date.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System.

         "Regulatory Change" means, with respect to any Bank, any change after the date of this Agreement in United States federal, state, municipal or foreign Laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including such Bank of or under any United States, federal, state, municipal or foreign Laws or regulations (whether or not having the force of Law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA.

         "Required Banks" means at any time the Banks holding at least sixty percent (60%) of the then aggregate unpaid principal amount of the Outstanding Credit Facilities or, if no Credit Facility is then outstanding, Banks having at least sixty percent (60%) of the Total Commitments.

         "Revolving  Credit  Commitment"  has the meaning  specified  in Section
2.01.

         "Revolving    Credit    Facility"   means   Fifteen   Million   Dollars
($15,000,000).

         "Revolving Credit Facility (Letter of Credit)" means the lesser of (1) Five Million Dollars ($5,000,000) or (2) the Revolving Credit Facility less the aggregate principal amount of all outstanding Revolving Credit Loans.

         "Revolving Credit Facility (Loans)" means the lesser of (a) the Revolving Credit Facility less the aggregate amount of all outstanding Letter of Credit Obligations and (b) the Borrowing Base less the aggregate amount of all outstanding Letter of Credit Obligations.

         "Revolving Credit Loans" has the meaning specified in Section 2.01.

         "Revolving Credit Note" has the meaning specified in Section 2.09.

         "Security Agreement" shall mean, with respect to the Borrower, the Security Agreement, in the form attached hereto as Exhibit C-1, and, with respect to each Guarantor, the Guarantor Security Agreement in the form attached hereto as Exhibit C-2 to be executed and delivered on the Closing Date by the Borrower and each Guarantor, respectively, pursuant to Section 7.01(5) and, thereafter, by any Person who may be required to execute the same pursuant to
Section 9.10, as each of the same may hereafter be amended, restated, supplemented or otherwise modified from time to time.

         "Security   Documents"  means  the  Security   Agreement,   the  Patent
Assignment, Trademark Security Interest Agreement, Copyright Security Interest Agreement and the Pledge Agreements.

         "Solvent" means, when used with respect to any Person, that (1) the fair value of the property of such Person, on a going concern basis, is greater than the total amount of liabilities (including, without limitation, contingent liabilities) of such Person, (2) the present fair salable value of the assets of such Person, on a going concern basis, is not less than the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and matured, (3) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (4) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. Contingent liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Standby Letter of Credit" has the meaning specified in Section 3.02.

         "Standby  Letter of Credit  Commitment"  has the meaning  specified  in
Section 3.02.

         "Standby Letter of Credit Facility" means the Revolving Credit Facility (Letters of Credit) less the aggregate principal amount of all Trade Letter of Credit Obligations.

         "Standby  Letter of Credit  Fee" has the meaning  specified  in Section
3.04.

         "Standby Letter of Credit Obligations" means at any time an amount equal to the sum of: (1) the aggregate unused face amount of all outstanding Standby Letters of Credit, plus (2) the aggregate amount of all unreimbursed obligations on Standby Letters of Credit.

         "Subordinated Indebtedness" means indebtedness of the Borrowers or any Guarantor which is subordinated pursuant to terms reasonably satisfactory to the Required Banks to the obligations of such entities to the Banks.

         "Subsidiary" means, as to any Person, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

         "Supplemental Letter" means the letter agreement dated as of March 11, 1999, between the Borrower and Chase with respect to agency and certain other fees.

         "Taxes" means, for any period, the income tax expense of BC and its Consolidated Subsidiaries, as determined in accordance with GAAP consistently applied.

         "Term Loan" has the meaning specified in Section 2.02.

         "Term Loan Note" has the meaning specified in Section 2.09.

         "Termination Date" means April 14, 2002.

         "Total Assets" means the total assets of the Borrower, all as determined in accordance with GAAP.

         "Total   Commitment"  shall  mean  the  sum  of  the  Revolving  Credit
Commitment and the Term Loan.

         "Trade Letter of Credit" has the meaning specified in Section 3.01.

         "Trade  Letter of  Credit  Commitment"  has the  meaning  specified  in
Section 3.01.

         "Trade Letter of Credit Facility" means the Revolving Credit Facility (Letters of Credit) less the aggregate principal amount of all Standby Letter of Credit Obligations.

         "Trade Letter of Credit Fee" has the meaning specified in Section 3.04.

         "Trade Letter of Credit Obligations" means at any time an amount equal to the sum of: (1) the aggregate unused face amount of all outstanding Trade Letters of Credit plus (2) the aggregate amount of all unreimbursed obligations on Trade Letters of Credit.

         "Trademark Security Interest Agreement" means the Trademark Security Interest Agreement between the Borrower and the Administrative Agent, in the form of Exhibit F, to be delivered by the Borrower pursuant to the terms of this Agreement, as same may be amended, restated, supplemented or otherwise modified, from time to time.

         "Type" means, with regard to each Loan, such Loan is either a Base Rate Loan or a LIBOR Loan.

         "Uniform Customs and Practice" means, with respect to each Letter of Credit, the Uniform Customs and Practice for Documentary Letters of Credit (1993 Revision), International Chamber of Commerce Publication No. 500, and any subsequent revision thereof adhered to by Chase on the date such Letter of Credit is issued.

         Section 1.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and, except as otherwise specified in this Agreement, all financial data required to be delivered hereunder shall be prepared in accordance with GAAP.

         Section 1.03. Computation of Time Periods. Except as otherwise provided herein, in this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

         Section 1.04. Rules of Construction. When used in this Agreement: (1) "or" is not exclusive; (2) a reference to a Law includes any amendment or modification to such Law; (3) a reference to a Person includes its permitted successors and permitted assigns; and (4) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents.


                                ARTICLE II. LOANS

         Section 2.01. Revolving Credit. Subject to the terms and conditions of this Agreement, each of the Banks severally agrees to make loans (the "Revolving Credit Loans") pro rata according to each such Bank's Pro Rata Share of the Revolving Credit Facility, to the Borrower from time to time during the period from the Closing Date up to but not including the Termination Date, provided that the aggregate principal amount of all Revolving Credit Loans outstanding at any time does not exceed the Revolving Credit Facility (Loans) (the "Revolving Credit Commitment"). Each Revolving Credit Loan which shall not utilize the Revolving Credit Facility in full shall be in the minimum amount set forth in

Section 2.15. Within the limits of the Revolving Credit Facility, the Borrower may borrow, make an optional prepayment pursuant to Section 2.10, and reborrow under this Section 2.01.

         The failure of any Bank to make any requested Revolving Credit Loan to be made by it on the date specified for such Revolving Credit Loan shall not relieve any other Bank of its obligation (if any) to make such Revolving Credit Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make such Revolving Credit Loan to be made by such other Bank.

         Section 2.02. Term Loan. Subject to the terms and conditions of this Agreement, the Bank's severally agree to make a loan (the "Term Loan") pro rata according to each Bank's Pro Rata Share of the Term Loan, to the Borrower on the Closing Date in the principal amount of Four Million Dollars ($4,000,000). Amounts prepaid on the Term Loan cannot be reborrowed.

         Section 2.03. All Loans. The Loans may be: (1) Base Rate Loans; (2) LIBOR Loans; or (3) any combination of the foregoing, as determined by the Borrower and notified to the Administrative Agent in accordance with Section
2.04 and Section 2.14, provided that no LIBOR Loan shall be available if a Default or Event of Default shall have occurred and is then continuing. Each type of Loan shall be made and maintained at such Bank's Applicable Lending Office for such type of Loan.

         Section 2.04. Notice and Manner of Borrowing. The Borrower shall give the Administrative Agent at least three (3) Banking Days, written or telegraphic or facsimile notice (effective upon receipt) of any Loan to which the LIBOR Interest Rate applies. The Borrower shall give the Administrative Agent written or telegraphic or facsimile notice (effective upon receipt) of any Loan to which the Base Rate applies by not later than 10:00 A.M. (New York time) on the date of such Loan. Each of the foregoing notices (a "Borrowing Notice") must specify:
(1) the date and the amount of such Loan; (2) either that the Loan will bear interest at (a) the Base Rate plus the Applicable Margin or (b) the LIBOR Interest Rate plus the Applicable Margin; and (3) in the case of a LIBOR Loan, the initial Interest Period applicable thereto. Each borrowing of an LIBOR Loan shall be an amount not less than $1,000,000 or whole multiples of $100,000 in excess thereof. Except for borrowings which utilize the full remaining amount of the Total Commitment, each borrowing of a Base Rate Loan shall be in an amount not less than $1,000,000, or if greater, whole multiples of $100,000 in excess thereof. The Administrative Agent will promptly notify each Bank of receipt by the Administrative Agent of a Borrowing Notice and of the contents thereof. Not later than 10:00 A.M. (New York time) on the date of a LIBOR Loan and 2:00 P.M. (New York time) on the date of a Base Rate Loan, each Bank will make available to the Administrative Agent at the Head Office in immediately available funds such Bank's Pro Rata Share of such Loan. After the Administrative Agent's receipt of such funds, not later than noon (New York time) on the date of a
LIBOR Loan and 3:00 P.M. (New York time) on the date of a Base Rate Loan, and upon fulfillment of the applicable conditions set forth in Article VII the Administrative Agent will make such Loan available to the Borrower in immediately available funds by crediting the amount thereof to the Borrower's account with the Administrative Agent.

         Section 2.05. Non-Receipt of Funds by Administrative Agent. Unless the Administrative Agent shall have received notice from a Bank prior to the date on which such Bank is to provide funds to the Administrative Agent for a Loan to be made by such Bank that such Bank will not make available to the Administrative Agent such funds, the Administrative Agent may assume that such Bank has made such funds available to the Administrative Agent on the date of such Loan in accordance with Section 2.04 and the Administrative Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent such Bank shall not have made such funds available to the Administrative Agent, such Bank agrees to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the customary rate set by the Administrative Agent for the correction of errors among banks for three (3) Banking Days and thereafter at the Base Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan for purposes of this Agreement. If such Bank does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the rate of interest applicable at the time to such proposed Loan.

         Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Bank hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the customary rate set by the Administrative Agent for the correction of errors among banks for three (3) Banking Days and thereafter at the Base Rate.

         Section 2.06. Interest Periods; Renewals. In the case of each LIBOR Loan, the Borrower shall select an Interest Period of any duration in accordance with the definition of Interest Period in Section 1.01, subject to the following limitations: (1) no Interest Period may extend beyond the Termination Date; (2) no Interest Period shall have a duration less than one (1) month, and if any such proposed Interest Period would otherwise be for a shorter period, such Interest Period shall not be available; (3) if an Interest Period would end on a day which is not a Banking Day, such Interest Period shall be extended to the next Banking Day, unless, such Banking Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Banking Day and (4) the Borrower shall select an Interest Period so as not to require a payment or prepayment of any LIBOR Loan during an Interest Period for such LIBOR Loan. In addition, the Borrower agrees that no more than six (6) Interest Periods can be in effect at the same time.

         Upon notice to the Administrative Agent as provided in Section 2.14, the Borrower may Continue any LIBOR Loan on the last day of the Interest Period of the same or different duration in accordance with the limitations provided above. If the Borrower shall fail to give notice to the Administrative Agent of such a Continuation, such LIBOR Loan shall automatically become a Base Rate Loan on the last day of the current Interest Period.

         Section 2.07. Interest. (a) The Borrower shall pay interest to the Administrative Agent for the account of each Bank on the outstanding and unpaid principal amount of the Loans at a rate per annum as follows: (1) for a Revolving Credit Loan which is a Base Rate Loan at a rate equal to the Base Rate plus the Applicable Revolving Credit Margin; (2) for a Revolving Credit Loan which is a LIBOR Loan at a rate equal to the LIBOR Interest Rate plus the Applicable Revolving Credit Margin; (3) for a Term Loan which is a Base Rate Loan at a rate equal to the Base Rate plus the Applicable Term Loan Margin; and
(4) for a Term Loan which is a LIBOR Rate Loan at a rate equal to the LIBOR Interest Rate plus the Applicable Term Loan Margin. All LIBOR Loans made by the Banks pursuant to the Prior Credit Agreement and outstanding on the Closing Date shall accrue interest from and after the Closing Date as set forth above.

         (b) The interest rate on each Base Rate Loan shall change when the Base Rate changes. Interest on each Loan shall not exceed the maximum amount permitted under applicable Law and shall be calculated on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

         (c) Upon the occurrence and during the continuance of an Event of Default arising from any event set forth in Section 12.01 the outstanding principal amount of the Loans (excluding any defaulted payment of principal accruing interest in accordance with clause (d) below), shall, at the option of the Required Banks, bear interest payable on demand at the Default Rate and (ii) commissions charged with respect to Standby Letter of Credit Obligations shall increase to a rate 2% in excess of the rate otherwise then in effect.

         (d) If the Borrower shall default in the payment of the principal or of interest on any portion of any Loan or any other amount becoming due hereunder, whether with respect to reimbursement of drawings under Letters of Credit, interest, fees, expenses or otherwise, the Borrower shall on demand from time to time pay interest on such defaulted amount accruing from the date of such default (without reference to any period of grace) up to and including the date of actual payment (after as well as before judgment) at a rate of 2% per annum in excess of the Base Rate.

         (e) Interest on each Loan shall be payable in arrears on each Interest Payment Date and shall be calculated on a year of 360 days and shall be payable for the actual days elapsed. Any rate of interest on the Loans or other Borrower Obligations which is computed on the basis of the Base Rate shall change when and as the Base Rate changes in accordance with the definition thereof. Each determination by the Agent of an interest rate or fee hereunder shall, absent manifest error, be conclusive and binding for all purposes.

         Section 2.08. Fees. (a) Commitment Fee. For the period from the Closing Date to the Termination Date, the Borrower agrees to pay to the Administrative
Agent for the account of each Bank a commitment fee on the average daily difference between (1) Fifteen Million Dollars ($15,000,000) and (2) the sum of
(a) the aggregate principal amount of all outstanding Revolving Credit Loans, plus (b) the Letter of Credit Obligations, at the rate of one-half of one percent (1/2%) per annum, based on a year of three hundred sixty (360) days, payable in arrears on each Quarterly Date during the term of the Revolving Credit Commitment, commencing June 30, 1999, and ending on the Termination Date (the "Commitment Fee"). Upon receipt of any such Commitment Fee the Administrative Agent will promptly thereafter cause to be distributed to the Banks their respective Pro Rata Share of such fee.

         (b) Facility Fee. On the Closing Date, the Borrower agrees to pay to the Administrative Agent a syndication fee of One Hundred Thousand Dollars ($100,000), such fee to be distributed to the Banks based upon their respective Pro Rata Share.

         (c) Agency Fee. On the Closing Date and on each anniversary of the Closing Date thereafter, the Borrower agrees to pay to Chase, for its own account, an agency fee of Thirty Five Thousand Dollars ($35,000).

         (d) Other Fees. The Borrower agrees to pay to Chase such fees and compensation as specified in the Supplemental Letter.

         Section 2.09. Notes. All Revolving Credit Loans made by each Bank under this Agreement shall be evidenced by, and repaid with interest in accordance with, a promissory note of the Borrower in substantially the form of Exhibit A duly completed, in the principal amount equal to such Bank's Pro Rata Share of the Revolving Credit Facility, dated the date such Bank becomes a Bank, payable to such Bank for the account of its Applicable Lending Office and maturing as to principal on the Termination Date (the "Revolving Credit Note"). Each Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Revolving Credit Note held by it the amount of each Revolving Credit Loan, the type of the Revolving Credit Loan and each Conversion, Continuation and payment of principal amount received by such Bank for the account of its Applicable Lending Office on account of its Revolving Credit Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Revolving Credit Loans made by such Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or Conversion, Continuation or payment shall not limit or otherwise affect the obligations of the Borrower under this Agreement or the Revolving Credit Note held by such Bank. Each Bank agrees that prior to any assignment of its Revolving Credit Note it will endorse the schedule attached to its Revolving Credit Note.

         The Term Loan made by each Bank under this Agreement shall be evidenced by, and repaid with interest in accordance with, a promissory note of the Borrower in substantially the form of Exhibit B duly completed, and payable to the order of such Bank for the account of its Applicable Lending Office (each a "Term Loan Note"). Each Term Loan Note shall be (a) dated the Closing Date, (b) stated to mature on the Termination Date and (c) payable as to principal in twelve (12) consecutive equal quarterly installments commencing June 30, 1999 and continuing on each Quarterly Date thereafter. The amount of such payments received by each Bank on each of the initial eleven (11) Quarterly Dates shall be in the amount equal to one-twelfth of such Bank's Pro Rata Share of the original principal amount of the Term Loan and the last installment received by each Bank shall be in the amount of such Bank's Pro Rata Share of the remaining principal amount outstanding on the Termination Date. Each Banks' Term Loan Note shall bear interest from the date thereof until paid in full on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in,
Section 2.07.

         Section 2.10. Optional Prepayments. The Borrower may, upon at least one
(1) Banking Day's notice to the Administrative Agent in the case of Loans to which the Base Rate applies, and at least three (3) Banking Days' notice to the Administrative Agent in the case of Loans to which the LIBOR Interest Rate applies, prepay the Revolving Credit Notes or the Term Loan Notes, in whole or in part with accrued interest to the date of such prepayment on the amount prepaid, provided that (1) each partial prepayment shall be in a principal amount of not less than Two Hundred Fifty Thousand ($250,000) Dollars and integral multiples of One Hundred Thousand Dollars ($100,000); and (2) Loans to which the LIBOR Interest Rate applies may be prepaid only on the last day of the Interest Period for such Loan unless the Borrower pays the Banks all amounts required to be paid under Section 2.21. Each prepayment of the Term Loan shall be applied in inverse order to the remaining scheduled installment of principal on such Term Loan.

         Section 2.11. Mandatory Prepayment. To the extent that the aggregate principal amount of the Revolving Credit Loans plus the Letter of Credit Obligations exceeds the Borrowing Base as in effect at any time, the Borrower shall immediately prepay the Revolving Credit Loans to the extent necessary to cause compliance with the Borrowing Base. To the extent that such prepayments are insufficient to cause compliance with the Borrowing Base, the Borrower shall pledge to the Administrative Agent for the ratable benefit of the Banks, cash or cash equivalents (satisfactory to the Administrative Agent) subject to collateral margins acceptable to the Administrative Agent, in an amount equal to the amount of such short-fall, which cash collateral shall secure the reimbursement obligations with respect to Letters of Credit. All prepayments shall be applied, first, to Base Rate Loans outstanding, second, to LIBOR Loans outstanding, and, third, to Letters of Credit in such order as the Administrative Agent shall determine in its sole and absolute discretion. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment.

         Section 2.12. Method of Payment. The Borrower shall make each payment under this Agreement and under the Notes not later than 11:00 A.M. (New York time) on the date when due in Dollars to the Administrative Agent at the Administrative Agent's Head Office in immediately available funds. The Administrative Agent will promptly thereafter cause to be distributed to each Bank (1) such Bank's Pro Rata Share of the payments of principal and interest in like funds for the account of such Bank's Applicable Lending Office, and (2) fees payable to such Bank in accordance with the terms of this Agreement. The Borrower hereby authorizes the Administrative Agent, if and to the extent payment is not made when due under this Agreement or under the Notes, to charge from time to time against any account it maintains with the Administrative Agent or any Bank any amount so due to the Administrative Agent and/or the Banks.

         Except to the extent provided in this Agreement, whenever any payment to be made under this Agreement or under the Notes shall be stated to be due on any day other than a Banking Day, such payment shall be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of the payment of interest and the Commitment Fee and other fees, as the case may be.

         Section 2.13. Use of Proceeds. The proceeds of the Revolving Credit Loans hereunder will be used by the Borrower to (a) partially refinance the Existing Indebtedness and (b) finance the ongoing working capital needs of the Borrower in the ordinary course of business, and (c) the issuance of Letters of Credit (up to the amount of the Revolving Credit Facility (Letter of Credit)). The proceeds of the Term Loan shall be used to partially refinance the Existing Indebtedness. The Borrower will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve

System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.

         Section 2.14.  Conversions or Continuation of Loans. Subject to Section
2.15 hereof, the Borrower shall have the right to Convert Base Rate Loans into LIBOR Loans, Convert LIBOR Loans into Base Rate Loans, or Continue LIBOR Loans as LIBOR Loans, at any time or from time to time, provided that: (1) the Borrower shall give the Administrative Agent notice of each such Conversion or Continuation as provided in Section 2.16; and (2) LIBOR Loans may be Converted or Continued only on the last day of an Interest Period for such Loans and (3) in the event of a Continuation of or Conversion into a LIBOR Loan, no Default or Event of Default shall have occurred and is then continuing.

         Section 2.15. Minimum Amounts. The Loans, and each Conversion and Continuation of LIBOR Loans shall, in the case of Base Rate Loans, be in an amount at least equal to One Million Dollars ($1,000,000) and in integral multiples of One Hundred Thousand Dollars ($100,000) and in the case of LIBOR Loans, be in an amount at least equal to One Million Dollars ($1,000,000) and in integral multiples of One Hundred Thousand Dollars ($100,000) (LIBOR Loans having different Interest Periods at the same time hereunder to be deemed separate Loans and Conversions and Continuations for purposes of the foregoing, one for each Interest Period). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of LIBOR Loans having the same Interest Period shall be at least equal to One Million Dollars ($1,000,000) and integral multiples thereof of One Hundred Thousand Dollars ($100,000) and, if any LIBOR Loan would otherwise be in a lesser principal amount for any period, such LIBOR Loan shall be a Base Rate Loan during such period.

         Section 2.16. Certain Notices. Notices by the Borrower to the Administrative Agent of Conversions, and Continuations of LIBOR Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 10:00 a.m. (New York time) on the number of Banking Days prior to the date of the relevant Conversion, and Continuation or the first day of such Interest Period specified below:

                                                                   Number of
                  Notice                                      Banking Days Prior
                  ------                                      ------------------

                  Conversions into Base
                  Rate Loans                                        same day

                  Conversions into, Continuations
                  as, or duration of Interest
                  Period for, LIBOR Loans                           three (3)

Each such notice of Conversion or Continuation shall specify the Loan to be Converted or Continued and the amount (subject to Section 2.15 hereof) thereof and the date of Conversion or Continuation (which shall be a Banking Day). Each such notice of the duration of an Interest Period shall specify the LIBOR Loans to which such Interest Period is to relate. In the event that the Borrower fails to select the type of Loan, or the duration of any Interest Period for any LIBOR Loan within the time period and otherwise as provided in this Section 2.16, such Loan (if outstanding as a LIBOR Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such LIBOR Loan.

         Section 2.17. Additional Costs. The Borrower shall pay directly to each Bank from time to time on demand such amounts as such Bank may determine to be necessary to compensate it for any increased costs which such Bank determines are attributable to its making or maintaining any LIBOR Loan, or its obligation to Convert any Base Rate Loan to a LIBOR Loan hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any of such LIBOR Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                   (1) changes the basis of taxation of any amounts payable to such Bank under this Agreement or the Notes in respect of any of such LIBOR Loans (other than changes in the rate of general corporate, franchise, branch profit, net income or other income tax imposed on such Bank or its Applicable

Lending office by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or

                   (2) (other than to the extent the LIBOR Reserve Requirement is taken into account in determining the LIBOR Base Rate at the commencement of the applicable Interest Period) imposes or modifies any reserve, special deposit, deposit insurance or assessment, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any LIBOR Loans or any deposits referred to in the definition of "LIBOR Interest Rate" in
Section 1.01 hereof), or any commitment of the Bank (including the Revolving Credit Commitment hereunder); or

                   (3) imposes any other condition affecting this Agreement or the Notes (or any of such extensions of credit or liabilities).

         Without limiting the effect of the provisions of the first paragraph of this Section 2.17, in the event that, by reason of any Regulatory Change, any Bank either (1) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits of other liabilities of such Bank which includes deposits by reference to which the LIBOR Interest Rate is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes loans based on the LIBOR Interest Rate, or (2) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Bank to make or Continue, or to Convert Base Rate Loans into LIBOR Loans shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 2.18 hereof shall be applicable).

         Determinations  and  allocations  by such  Bank  for  purposes  of this
Section 2.17 of the effect of any Regulatory Change pursuant to the first or second paragraph of this Section 2.17, on its costs or rate of return of maintaining the Loans or on amounts receivable by it in respect of the Loans, and the amounts required to compensate such Bank under this Section 2.17, shall be conclusive absent manifest error.

         Section 2.18. Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of the LIBOR Interest Rate for any Interest Period:

                   (1) the Administrative Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Interest Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided in this Agreement; or

                   (2) the Required Banks determine (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of "LIBOR Interest Rate" in Section 1.01 hereof upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined do not adequately cover the cost to the Banks of making or maintaining such LIBOR Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Banks shall be under no obligation to make LIBOR Loans, Convert Base Rate Loans into LIBOR Loans or Continue LIBOR Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding LIBOR Loans, either prepay such LIBOR Loans or Convert such LIBOR Loans into a Base Rate Loan in accordance with
Section 2.14.

         Section 2.19. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain or Continue LIBOR Loans hereunder or Convert Base Rate Loans into LIBOR Loans, then such Bank shall promptly notify the Administrative Agent and the Borrower thereof and such Bank's obligation to make or Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended until such time as such Bank may again make and maintain LIBOR Loans (in which case the provisions of Section 2.20 hereof shall be applicable).

         Section 2.20. Treatment of Affected Loans. If the obligations of any Bank to make or Continue LIBOR Loans, or to Convert Base Rate Loans into LIBOR Loans are suspended pursuant to Section 2.17 or 2.19 hereof (LIBOR Loans so affected being herein called "Affected Loans"), such Bank's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for the Affected Loans (or, in the case of a Conversion required by Section 2.17 or 2.19, on such earlier date as such Bank may specify to the Borrower).

         To the extent that such Bank's Affected Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Bank's Affected Loans shall be applied instead to its Base Rate Loans. All Loans which would otherwise be made or Continued by such Bank as LIBOR Loans shall be made or Continued instead as Base Rate Loans and all Base Rate Loans of such Bank which would otherwise be Converted into LIBOR Loans shall remain as Base Rate Loans.

         Section 2.21. Certain Compensation. The Borrower shall pay to the Administrative Agent for the account of the applicable Bank, upon the request of such Bank through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense which such Bank determines is attributable to:

                   (1) any payment, prepayment, Conversion or Continuation of a LIBOR Loan made by such Bank on a date other than the last day of an Interest Period for such Loan whether by reason of acceleration or otherwise; or

                   (2) any failure by the Borrower for any reason to borrow, Convert or Continue a LIBOR Loan to be made, Converted or Continued by such Bank on the date specified therefor in the relevant notice issued by the Borrower.

         Without limiting the foregoing, such compensation shall include an amount equal to the excess, if any, of (1) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid, Converted or Continued or not borrowed, Converted or Continued for the period from date of such payment, prepayment, Conversion or Continuation or failure to borrow, Convert or Continue to the last day of the then current Interest Period for such LIBOR Loan (or, in the case of a failure to borrow, Convert or Continue, to the last day of the Interest Period for such LIBOR Loan which would have commenced on the date specified therefor in the relevant notice) at the applicable rate of interest for such LIBOR Loan provided for herein; over (2) the amount of interest (as reasonably determined by such Bank) which such Bank would have bid in the London interbank market for Dollar deposits, for amounts comparable to such principal amount and maturities comparable to such period. A determination of any Bank as to the amounts payable pursuant to this Section 2.21 shall be conclusive absent manifest error.

         Section 2.22. Capital Adequacy. (a) In the event that any introduction of or change in, on or after the date hereof, any applicable law, regulation, treaty, order, directive or in the interpretation or application thereof (including without limitation, any request, guideline or policy, whether or not having the force of law of, or from any central bank or other Governmental Authority, agency or instrumentality and including, without limitation, Regulation D), by any authority charged with the administration or interpretation thereof shall occur, which:

              (i) shall subject any Bank to any tax of any kind whatsoever with respect to this Agreement, any Note, any Loan, or any Letter of Credit or change the basis of taxation of payments to such Bank of principal, interest, fees or any other amount payable hereunder (other than any tax that is measured with respect to the overall net income of such Bank or the Applicable Lending Office of such Bank and that is imposed by the United States of America, or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which such Bank's Applicable Lending Office is located, or by any jurisdiction in which such Bank is organized, has its principal office or is managed and controlled); or

              (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement (whether or not having the force of law) against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of any Bank; or

              (iii) shall impose on any Bank any other condition, or change therein;

and the result of any of the foregoing is to increase the cost to such Bank of making, renewing or maintaining advances or extensions of credit hereunder or to reduce any amount receivable hereunder, in each case by an amount which such Bank deems material, then, in any such case, the Borrower shall pay such Bank, upon demand, such additional amount or amounts as such Bank shall have determined will compensate the such Bank for such increased costs or reduction.

         (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable Law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of Law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within five (5) days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction. A determination of any Bank as to the amounts payable pursuant to this Section 2.22, shall be conclusive absence manifest error.

         (c) In the event any Bank shall be entitled to compensation pursuant to this Section 2.22, it shall promptly notify the Administrative Agent and the Borrower of the event by reason of which it has become so entitled; provided, however, no failure on the part of any Bank or the Administrative Agent to demand compensation under clause (a) or clause (b) above on one occasion shall constitute a waiver of its right to demand compensation on any other occasion.


                         ARTICLE III. LETTERS OF CREDIT

         Section 3.01. Trade Letters of Credit. Chase agrees, on the terms and conditions hereinafter set forth, to issue trade letters of credit ("Trade Letters of Credit") for the account of the Borrower, from time to time during the period from the Closing Date to the Termination Date, provided that at the time of the issuance of such Trade Letter of Credit (a) the aggregate amount of all outstanding Trade Letters of Credit Obligations does not exceed at any time the Trade Letter of Credit Facility (the "Trade Letter of Credit Commitment") and (b) the aggregate amount of all Revolving Credit Loans plus Letter of Credit Obligations does not exceed the lesser of (A) the Revolving Credit Facility and
(B) the then current Borrowing Base. Chase will not be required to issue a Trade Letter of Credit with a maturity date (1) more than one hundred eighty (180) days from the date of issuance of such Trade Letter of Credit, or (2) on or after the Termination Date.

         Section 3.02. Standby Letters of Credit. Chase agrees, on the terms and conditions hereinafter set forth, to issue standby letters of credit ("Standby Letters of Credit") for the account of the Borrower, from time to time during the period from the Closing Date to the Termination Date, provided that at the time of the issuance of such Standby Letter of Credit (a) the aggregate amount of all outstanding Standby Letter of Credit Obligations does not exceed at any time the Standby Letter of Credit Facility (the "Standby Letter of Credit Commitment") and (b) the aggregate amount of all Revolving Credit Loans plus Letter of Credit Obligations does not exceed the lesser of (A) the Revolving Credit Facility and (B) the then current Borrowing Base. Chase will not be required to issue a Standby Letter of Credit with a maturity date (1) more than one (1) year from the date of issuance of such Standby Letter of Credit, or (2) on or after the Termination Date.

         Section 3.03. Reimbursement Obligation. The Borrower will pay Chase, on the same Business Day, at Chase's Principal Office, in immediately available funds, the amount required to reimburse Chase in respect of Chase's payment of each Instrument. If the Borrower shall not reimburse Chase on the same Business Day but such reimbursement shall be made within two (2) Banking Days after the Borrower is obligated to reimburse Chase, then such reimbursement shall be made with interest at the rate of interest on Revolving Credit Loans which are Base Rate Loans (plus the Applicable Margin) from the date of Chase's reimbursement of such Instrument to the date of the Borrower's reimbursement of Chase. If such reimbursement is made at any time thereafter, such reimbursement shall be made with interest at the Default Rate on Revolving Credit Loans which are Base Rate Loans from the date of Chase's reimbursement of such Instrument to the date of the Borrower's reimbursement of Chase. If the Instrument is in foreign currency, such reimbursement shall be in United States currency at Chase's selling rate for cable transfers to the place of payment of the Instrument current on the date of payment or of Chase's settlement of its obligation, as Chase may require. If, for any cause, on the date of payment or settlement, as the case may be, there is no selling rate or other rate of exchange generally current in New York for effecting such transfers, the Borrower will pay Chase on demand an amount in United States currency equivalent to Chase's actual cost of settlement of its obligation however or whenever Chase shall make such settlement, with interest at the Base Rate plus the Applicable Margin for Revolving Credit Loans which are Base Rate Loans from the date of settlement to the date of payment. The Borrower will comply with all governmental exchange regulations now or hereafter applicable to each Letter of Credit or Instrument or payments related thereto and will pay Chase, on demand, in Dollars, such amount as Chase may be or may have been required to expend on account of such regulations. Chase may debit or direct any other Bank to debit any account or accounts maintained by the Borrower with any office of Chase or any other Bank or any of their respective Subsidiaries or affiliates (now or in the future) and apply the proceeds to the payment of any and all amounts owed by the Borrower to Chase hereunder.

         Section 3.04. Payment of Commissions, Expenses and Interest. The Borrower will pay Chase, on demand, Chase's commission and all charges, costs, and expenses paid or incurred by Chase in connection with any Letter of Credit, and interest where chargeable, including fees and charges of counsel and costs allocated by Chase's internal legal department in connection with the preparation, performance, or enforcement of this Agreement or any Letter of Credit. Unless otherwise agreed:

                   (1) commissions payable hereunder shall be at the rate customarily charged by Chase at the time in like circumstances;

                   (2) except to the extent otherwise specified, interest payable under Article III on amounts not paid when due shall be at the lesser of
(A) the maximum rate permissible under applicable Law or (B) the Base Rate plus the Applicable Margin for Revolving Credit Loans which are Base Rate Loans; and

                   (3) in addition to commissions, fees and amounts otherwise payable with respect to the issuance of a Letter of Credit, the Borrower shall pay to Chase on demand such amounts as Chase in its sole discretion determines are necessary to compensate it for any cost attributable to its issuing or having outstanding such Letter of Credit resulting from the application of any Law or regulation applicable to Chase regarding any reserve, assessment, capital adequacy or similar requirements relating to letters of credit or the reimbursement agreements with respect thereto or to similar liabilities or assets of Chase whether existing at the time of issuance of the Letter of Credit or adopted thereafter; provided, however, that in the case of a sale of a Participation under Section 5.02 hereof, all amounts payable by the Borrower under this Section 3.04(3) shall be determined as if Chase had not sold such Participation. The Borrower acknowledges that there may be various methods of allocating costs to the Letter of Credit and agrees that Chase's allocation for purposes of determining the costs referred to above shall be conclusive and binding upon the Borrower provided such allocation is made in good faith.

         In addition to any and all of Chase's customary issuance fees and other expenses to be paid by the Borrower with respect to a Letter of Credit, the Borrower shall, upon each drawing under a Trade Letter of Credit, pay to Chase for the ratable benefit of the Banks a drawing fee equal to the greater of: (1) one quarter of one percent (1/4%) of the amount drawn under such Trade Letter of

Credit or (2) Chase's then effective minimum charge for a draw under a letter of credit ("Trade Letter of Credit Fee"). If such Trade Letter of Credit is not, in whole or in part, drawn on, the Borrower shall, thirty (30) days after the stated expiration date of each Trade Letter of Credit, pay to Chase for its own account, a fee equal to the greater of: (1) one-quarter of one percent (1/4%) of such undrawn amount or (2) Chase's then effective minimum charge for a draw under a letter of credit.

         In addition to all of Chase's customary issuance fees and other expenses to be paid by the Borrower with respect to a Standby Letter of Credit, the Borrower shall pay to Chase for the ratable benefit of the Banks a letter of credit fee in an amount equal to the Applicable Revolving Credit Margin with respect to LIBOR Loans, per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) on the average face amount of all Standby Letters of Credit outstanding during each quarter. Such fee shall accrue from the Closing Date and be paid quarterly, in arrears, on the Quarterly Date commencing on the first such date after the issuance of the Standby Letter of Credit and on the Termination Date ("Standby Letter of Credit Fee").

         In addition to the other fees and charges specified in this Agreement, the Borrower shall pay to Chase for its own account a fronting fee in the amount of one quarter of one percent (.25%) of the face amount of each Letter of Credit upon the issuance of such Letter of Credit.

         Section 3.05. Proper Drawing; Chase's Honoring. Chase may accept or pay any Instrument presented to it on or before the expiration date set forth in the related Application. Except insofar as written instructions may be given by a person purporting to be an Authorized Person expressly to the contrary:

                   (1) Chase may honor the related Instrument(s) in an amount or amounts not exceeding the amount of such Letter of Credit, although shipments in excess of the quantity called for under such Letter of Credit are made, and

                   (2) Chase may honor, as complying with the terms of such Letter of Credit and of the Application relating to it, any Instrument or other document otherwise in order signed or issued by a person purporting to be an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver or other legal representative of the party authorized under such Letter of Credit to draw or issue such Instruments or other documents.

         Section 3.06. Amendment, Change, Modification; No Waiver. In the event of any amendment, change or modification, with the consent of the Borrower, relating to a Letter of Credit or any Instruments or documents called for thereunder, including waiver of noncompliance of any such Instruments or documents with the terms of such Letter of Credit, this Agreement shall be binding upon the Borrower with regard to such Letter of Credit as so amended, changed, or modified, and to any action taken by Chase or any of its correspondents relating thereto. No amendment, change, waiver, or modification to which Chase has consented shall be deemed to mean that Chase will consent or has consented to any other or subsequent request to amend, change, modify or waive a term of such Letter of Credit. Chase shall not be deemed to have waived any of its rights hereunder, unless Chase or its authorized agent shall have signed such waiver in writing. No such waiver, unless expressly stated therein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver.

         Section 3.07. U.C.P.; Agreements and Acknowledgments; Indemnification. The Uniform Customs and Practice shall be binding on the Borrower and Chase, except to the extent it is otherwise expressly provided herein. It is also agreed that:

                   (1) user(s) of a Letter of Credit shall not be deemed agents of Chase;

                   (2) none of Chase, its Affiliates, Subsidiaries, or its correspondents shall be responsible for:

         (a) failure of any Instrument to bear any reference to the related Letter of Credit or inadequate reference in any Instrument to such Letter of Credit, or failure of any document (other than documents expressly required to be presented under such Letter of Credit) to accompany any Instrument at negotiation, or failure of any person to note the amount of any Instrument on the reverse of a Letter of Credit, or to surrender or take up a Letter of Credit or to forward documents apart from Instruments as required by the terms of such Letter of Credit, each of which provisions, if contained in a Letter of Credit itself, it is agreed may be waived by Chase; or

         (b) errors, omissions, interruptions or delays in transmission, or delivery of any message, by mail, telex, cable, telegraph, wireless or other teletransmission or by oral instructions, whether or not they may be in cipher;

                   (3)Chase shall not be responsible for any act, error, neglect or default, omission, insolvency or failure in business of any of its correspondents;

                   (4) the occurrence of any one or more of the contingencies or events referred to in the Uniform Customs and Practice or in the preceding clauses of subparagraphs (2) and (3) shall not affect, impair, or prevent the vesting of any of Chase's rights or powers hereunder or the Borrower's obligation to make payment;

                   (5) the Borrower will promptly examine:

         (a) any copy of a Letter of Credit (and of any amendments thereof) sent to it by Chase; and

         (b) all Instruments and documents delivered to it from time to time, and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify Chase thereof in writing, the Borrower being conclusively deemed to have waived any such claim against Chase and its correspondents unless such notice is given as aforesaid;

                   (6) any action, inaction or omission on the part of Chase or any of its correspondents, under or in connection with a Letter of Credit or the related Instruments, documents or property, if in good faith, shall be binding upon the Borrower and shall not place Chase or any of its correspondents under any liability to the Borrower; and

                   (7) in the event that Chase shall preassign a letter of credit number or numbers to the Borrower, the Borrower shall keep such number(s) confidential and shall not disclose any such number to any Person until the Letter of Credit to which such number relates has been approved by Chase.

         The Borrower agrees to hold Chase, its officers, directors, and employees, each affiliate and Subsidiary of Chase, and its correspondents, except for their fraud, bad faith or gross negligence, indemnified and harmless against any and all claims, loss, liability or damage, including reasonable counsel fees, howsoever arising from or in connection with any Letter of Credit or any Application, including, without limitation, any such claim, loss, liability or damage arising out of any transfer, sale, delivery, surrender or endorsement of any document at any time(s) held by Chase or any of its affiliates or Subsidiaries, or held for the account of any one of them by any correspondent of any of them, or arising out of any action for injunctive or other judicial or administrative relief arising out of or in connection with any Letter of Credit and affecting, directly or indirectly, Chase or such affiliate or Subsidiary.

         Section 3.08. Licenses; Insurance; Regulations. The Borrower will procure promptly any necessary import, export or other licenses for the import, export or shipping of the property shipped under or pursuant to or in connection with each Letter of Credit, and will comply with all foreign and domestic governmental regulations in regard to the shipment of such property or the financing thereof, and will furnish such certificates in that respect as Chase may at any time(s) require, and will keep such property adequately covered by insurance in amounts, against risks and with companies satisfactory to Chase, and will assign the policies or certificates of insurance to Chase, or will make the loss or adjustment, if any, payable to Chase, at Chase's option, and will furnish Chase, on its demand, with evidence of acceptance by the insurers of such assignment. Should the insurance upon such property for any reason be unsatisfactory to Chase, Chase may, at the Borrower's expenses, obtain insurance satisfactory to Chase.

         Each Application for a Letter of Credit hereunder shall constitute the warrant and certification by the Borrower that no shipment or payment to be made in connection with such Letter of Credit violates or will violate any United States export, currency control, or other regulations.

         Section 3.09. Additional Security. If a temporary restraining order or an injunction (preliminary or permanent) or any similar order is issued in connection with any Letter of Credit or any Instrument or documents relating thereto, which order, injunction, or similar order may apply, directly or indirectly, to Chase, the Borrower shall, on demand, deliver, convey, transfer, or assign to the Administrative Agent additional security of a value and character satisfactory to Chase, or make such payment as Chase may require.

         Section  3.10.  Continuing  Rights  and  Obligations.   Chase's  rights
hereunder shall continue unimpaired, and the Borrower shall be and remain obligated in accordance with the terms and provisions hereof, notwithstanding the release and/or substitution of any property which may be held as Collateral at any time(s), or of any rights or interest therein. No delay, extension of time, renewal, compromise or other indulgence which may occur or be granted by Chase shall impair Chase's rights or powers hereunder.

         Section 3.11. Instructions; No Liability. Instructions may be honored by Chase when received from anyone purporting to be an Authorized Person. The Borrower may furnish Chase with written confirmation of any such instruction, but Chase's responsibility with respect to any instruction shall not be affected by its failure to receive or the content of such confirmation. Chase shall have no responsibility to notify the Borrower of any discrepancies between the Borrower's instructions and its written confirmation, and in the event of any such discrepancy, the original instruction shall govern. Chase shall be fully protected in, and shall incur no liability to the Borrower for, acting upon any instructions or any oral, written, telephone, teleprocess, electronic, or other amendments thereto which Chase in good faith believes to have been given by any Authorized Person, and in no event shall Chase be liable for special, consequential, or punitive damages. Chase may, at its option, use any means of verifying any instruction received by it. Chase also may, at its option, refuse to act upon any instruction or other communication or any part thereof, without incurring any responsibility for any loss, liability or expense arising out of such refusal. All such authorizations and instructions shall continue in full force and effect unless Chase may elect to act upon additional instructions delivered to it by the Borrower prior to the issuance of a Letter of Credit in reliance upon the original instructions.

         Section 3.12. Amended Agreement. In the event that Chase shall revise its standard reimbursement agreement executed by each applicant for a letter of credit, the Borrower shall execute and deliver to Chase an amendment to this Agreement incorporating such changes, promptly upon request therefor from Chase.

         Section 3.13. Existing Letters of Credit. The Borrower and the Banks agree that from and after the Closing Date, subject to the satisfaction of the conditions precedent to the initial Revolving Credit Loans hereunder and the issuance of the initial Letter of Credit hereunder as set forth in Article VII, the letters of credit issued by Chase under the Prior Credit Agreement for the account of the Borrower prior to the date hereof and listed and described on
Schedule 3.13 attached hereto shall be Letters of Credit for all purposes of this Agreement (other than such fees and commissions payable solely to Chase pursuant to the Prior Credit Agreement), including, without limitation, for purposes of Section 3.04, and the Banks hereby affirm their pro rata participation, in accordance with their respective Pro Rata Share, in such letters of credit.


                              ARTICLE IV. RESERVED


                            ARTICLE V. PARTICIPATIONS


         Section 5.01. Participating Banks' Pro Rata Shares. Subject to the terms and conditions hereinafter set forth in this Article V, Chase hereby agrees to sell and each Participating Bank hereby agrees to purchase a participation ("Participation") from Chase in each Letter of Credit, to the extent of such Bank's Pro Rata Share.

         Section 5.02. Sale and Purchase of Participations. Each Participating Bank hereby irrevocably and unconditionally agrees to purchase, and Chase hereby agrees to sell and transfer to each Participating Bank, an undivided fractional interest equal to such Participating Bank's Pro Rata Share in each Letter of Credit upon issuance thereof and each draw thereunder upon such drawing and the obligations of the Borrower in respect of each such Letter of Credit under this Agreement (including all related payments and recoveries to which such Participating Bank is entitled pursuant to Section 5.05 hereof).

         Section 5.03. Participation in Fees and Collateral Relationship. Each Participating Bank will be entitled to receive its Pro Rata Share of Trade Letter of Credit Fees paid by the Borrower to Chase. Each Participating Bank will be entitled to receive its Pro Rata Share of Standby Letter of Credit Fees paid by the Borrower to Chase. Each Participating Banks share of such Fees will be remitted by Chase to such Participating Bank promptly after Chase receives payment of such fees from the Borrower. Each Participating Bank will not be entitled to receive any of the letter of credit fronting fee or other customary fees or charges charged by Chase on a Letter of Credit.

         In addition to the foregoing, each Participating Bank hereby purchases, and Chase hereby sells to each Participating Bank, an undivided fractional interest equal to such Participating Bank's Pro Rata Share in the Collateral and all the other Loan Documents, as well as all additional security specifically assigned to Chase to secure the Letters of Credit.

         The relationship between Chase (in its capacity as seller of Participations pursuant to this Article V) and each Participating Bank (in its capacity as purchaser of Participations pursuant to this Article V) is and shall be that of a purchaser and seller of a property interest and not a creditor-debtor relationship or joint venture. Chase (in its capacity as seller of Participations pursuant to this Article V) shall owe each Participating Bank (in its capacity as purchaser of Participations pursuant to this Article V) no duty except as specifically set forth in this Article V.

         Section 5.04. Procedures. Whenever a draw shall be made under a Letter of Credit and the Borrower shall fail to reimburse Chase therefor in accordance with this Agreement, Chase will promptly notify each Participating Bank regarding such draw as follows: (1) the date of such draw, and (2) the amount of such draw. Although Chase shall be responsible for paying each such draw on each Letter of Credit, each Participating Bank shall bear its Pro Rata Share of the credit risk associated with each such draw. Accordingly, in the event that the amount of any such draw is not paid in full by or on behalf of the Borrower when required in accordance with the terms of this Agreement for any reason, Chase shall give prompt notice by telephone (promptly confirmed in writing) or telex to each Participating Bank of such event. Upon receipt of such telephone or telex notice, each Participating Bank shall cause to be transmitted to Chase, to the account set forth below an amount in immediately available funds equivalent to its Pro Rata Share of such draw in such manner to ensure that such funds are received by Chase, and available to Chase by 3:00 p.m. (New York City time), on the date demand therefor was made by Chase (if demand was made by 12:00 noon New York City time) or by 10:00, a.m. (New York City time), on the Banking Day following the date demand therefor was made (if demand was made after 12:00 noon (New York City time)).

                  ABA No: 02100021
                  Chase Account No.: 323507034
                  Reference Import LC Department
                  Chase Address: New York Agency
                  4 Chase Metrotech Center
                  Brooklyn, New York 11245

         Section 5.05. Collections and Remittances. Whenever Chase receives any payment, interest, reimbursement, collection, or recovery on account of a Letter of Credit whether from the Borrower, the Collateral, the Cash Collateral, or otherwise, it shall allocate such receipts as follows:

         (1) First, to the payment of taxes, assessments, insurance premiums, or for similar purposes as required by the Letter of Credit, or any other Loan Document, and, if previously paid by Chase, such sums shall be retained by Chase; and

         (2) In the event the Borrower fails to reimburse Chase for any draw under a Letter of Credit when due and Chase receives a payment of or on account of such defaulted amount as to which a Participating Bank has paid Chase the amount of its Pro Rata Share pursuant to Section 5.04, that portion of the amount received shall be allocated between each such Participating Bank and Chase pro rata, with each such Participating Bank's percentage of the principal amount based on its Pro Rata Share and with each such Participating Bank's portion of the interest and fees on its Pro Rata Share based upon the amounts set forth above.

         After Chase receives a payment on account of a Letter of Credit, and makes the allocations required by the preceding paragraph, it shall give notice to each Participating Bank not later than 11:30 a.m. (New York City time), by telephone and promptly remit to each Participating Bank (or credit to the Participating Bank's account with Chase, if any), the amount to which each such Participating Bank is entitled; provided, however, that Chase may retain and deduct from such payment to any such Participating Bank any amounts owed Chase by such Participating Bank pursuant to this Article V.

         If any payment received by Chase and distributed or credited to a Participating Bank is later rescinded or is otherwise returned by Chase for whatever reason (including, without limitation, settlement of an alleged claim), each such Participating Bank, upon demand by Chase, shall immediately pay to Chase, such Participating Bank's Pro Rata Share of the principal amount so returned plus interest and/or commission on such amount as provided in Section
5.03. The covenants contained in this paragraph shall survive the termination of this Agreement.

         Section 5.06. Sharing of Setoffs and Collections. Each Participating Bank agrees that to the extent any payment is received by it on any of the Borrower's obligations under a Letter of Credit, whether by counterclaim, setoff, banker's lien, by realizing on collateral or otherwise and such payment results in such Participating Bank receiving a greater payment than it would have been entitled to under Section 5.05 had the total amount of such payment been paid directly to Chase for disbursement according to that Section, then such Participating Bank shall immediately purchase for cash from Chase an additional Participation and a participation from the other Participating Banks in such Letter of Credit (subject to the same terms and conditions provided for herein), sufficient in amount so that such payment shall effectively be shared pro rata with Chase and the other Participating Banks in accordance with the amount, and to the extent, of their respective interests in the Letter of Credit; provided, however, that if all or any portion of such payment is thereafter recovered from such Participating Bank at any time, the purchase shall be rescinded and the purchase price returned to the extent of such recovery, but without interest or other return thereof.

         Section 5.07. Indemnification; Costs and Expenses. To the extent not reimbursed by the Borrower, and without limiting the obligation of the Borrower to do so, each Participating Bank agrees to reimburse Chase for, indemnify Chase against, and hold Chase harmless from, on demand (and Chase is authorized to debit each such Participating Bank's account, if any, with Chase for the same), to the extent of each such Participating Bank's Pro Rata Share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind whatsoever (including, without limitation, disbursements necessary, in the judgment of Chase, to preserve or protect the Collateral), that may at any time be imposed on, incurred by, or asserted against Chase in any way relating to this Agreement, a Letter of Credit, the Collateral or any other Loan Document or other instrument relating to any of the foregoing, or the transactions contemplated thereby and hereby, or any action taken or omitted by Chase under or in connection with any of the foregoing; provided, however, that no Participating Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from Chase's gross negligence or willful misconduct. The covenants contained in this Section 5.07 shall survive the termination of this Agreement.

         Section 5.08. Administration; Standard of Care. Chase will administer each Letter of Credit in the ordinary course of business and in accordance with its usual practices, modified from time to time as it deems appropriate under the circumstances. Except as expressly set forth in the third paragraph of this
Section 5.08, Chase shall be entitled to use its discretion in taking or refraining from taking any actions in connection with any of the foregoing as if it were the sole party involved in any of the foregoing and no Participations existed.

         Each Participating Bank acknowledges that its Participations hereunder are without recourse to Chase and that each such Participating Bank expressly assumes all risk of loss in connection with its Participation in the Letters of Credit, as if such Participating Bank had directly provided such Letters of Credit. Chase shall have no liability express or implied, for any action taken or omitted to be taken by Chase or for any failure or delay in exercising any right or power possessed by Chase under any of the Loan Documents except for actual losses, if any, suffered by any Participating Bank that are proximately caused either by Chase's gross negligence or by Chase's willful misconduct. Without limiting the foregoing, Chase (1) may consult with legal counsel, independent public accountants, appraisers, and other experts, selected by Chase, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such persons, (2) shall be entitled to rely on, and shall incur no liability by acting upon, any conversation, notice, consent, certificate, statement, order, or any document or other writing (including, without limitation, telegraph, telex, telecopy, TWX, or other telecommunication device) believed by Chase to be genuine and correct and to have been signed, sent, or made by the proper person, (3) makes no warranty or representation of any kind or character relating to the Borrower or the Collateral, and shall not be responsible for any warranty or representation made in or in connection with any of the Loan Documents, (4) makes no warranty or representation as to, and shall not be responsible for the correctness as to form, the due execution, legality, validity, enforceability, genuineness, sufficiency, or collectability of any of the Loan Documents, for any failure by the Borrower or any Person to perform its obligations thereunder, for the Borrower's use of the proceeds therefrom, or for the preservation of the Collateral or the loss, depreciation, or release thereof, (5) makes no warranty or representation as to, and assumes no responsibility for, the authenticity, validity, accuracy, or completeness of any notice, financial statement, or other document or information received by Chase or any Participating Bank in connection with, or otherwise referred to in, any of the Loan Documents, and (6) shall not be required to make any inquiry concerning the observance or performance of any agreement contained in, or conditions of, any of the Loan Documents, or to inspect the property, books, or records of the Borrower or any Person.

         Notwithstanding the provisions of the first paragraph of this Section 5.08, Chase agrees that it will not knowingly take any of the following actions without the written consent of each Participating Bank: (1) waive any default by the Borrower involving the payment of money to Chase pursuant to any of the Loan Documents; (2) extend the time of payment of interest on the Borrower's obligations to Chase with respect to any of the Letters of Credit for more than thirty (30) days after any due date; (3) extend the maturity date of any Letter of Credit beyond the Termination Date; (4) increase the amount of the Trade Letter of Credit Commitment or the Standby Letter of Credit Commitment; (5) reduce the fees charged on the Letters of Credit below the amount required to be paid to Chase or to the Participating Banks pursuant to the terms of this
Article V; or (6) release any Collateral, except as otherwise contemplated in any Loan Documents. Chase shall be fully justified in failing or refusing to take any action under any of the Loan Documents unless it shall first receive such advice or concurrence of the Participating Banks as Chase shall deem appropriate.

         Chase may lend money to, accept deposits from, and generally engage in any kind of business with the Borrower as freely as though no Participations had been granted to a Participating Bank.

         Section 5.09. Independent Investigation by the Participating Banks. Each Participating Bank acknowledges (1) that Chase has provided such Participating Bank with copies of all of the Loan Documents and the Borrower has provided or granted such Participating Bank access to certain financial data and other information pertaining to the Borrower that such Participating Bank has requested in order to enable it to make an independent, informed judgment with respect to the desirability of purchasing Participations in the Letters of Credit, (2) that Chase has not made any representations or warranties to such Participating Bank and that no prior or future act by Chase, including, without limitation, any review of the affairs of the Borrower, shall be deemed to constitute a representation or warranty of Chase, and (3) that such Participating Bank has independently, without reliance upon Chase, and based on such information as such Participating Bank has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial condition, and general creditworthiness of the Borrower, made its own analysis of the value and Lien status of any Collateral, and made its own decision to execute this Agreement and thereby purchase Participations in accordance with this Article V in the Letters of Credit. Each Participating Bank agrees that, independently and without reliance upon Chase or any representations or statements of Chase, and based on such information as such Participating Bank deems appropriate at the time, it will continue to make and rely upon its own credit analysis and decisions in taking or not taking any action under this Article V or any of the Loan Documents.

         Section 5.10. Participating Banks, Ownership of Interests in the Participations; Repurchases by Chase. Each Participating Bank hereby represents and warrants to Chase that the purchase of its Participation in the Letters of Credit (1) is a legal investment pursuant to the Laws under which such Participating Bank is organized and operates, (2) has been duly authorized and approved by all necessary action of the management of such Participating Bank, and (3) is made for such Participating Bank's own account for the purpose of investment only and with no present intention of disposing of the same.

         Upon the occurrence of an Event of Default and failure to consent to a change in this Agreement where such Participating Bank's consent is required pursuant to the terms of this Article V, Chase, or any party designated by it, shall have the right (but not the obligation) to repurchase such Participating Bank's Participation in any Letter of Credit for a purchase price equal to any unpaid amount due the Participating Bank with respect to such Participation. Upon demand and payment therefor, such Participating Bank shall promptly transfer to Chase its Participation in any such Letter of Credit by executing and delivering to Chase an instrument of transfer in form and substance satisfactory to Chase and such Participating Bank; provided, however, that failure by such Participating Bank to do so shall not affect Chase's repurchase of such Participating Bank's Participation in any such Letter of Credit, which repurchase shall be effective upon payment therefor by Chase to such Participating Bank. At any time before such payment, Chase may withdraw and terminate its offer to repurchase such Participating Bank's Participation in any such Letter of Credit if an Event of Default or Default exists or has occurred under any Loan Document prior to the payment of such price.


                              ARTICLE VI. GUARANTY

         Section 6.01. Guaranty. Each Guarantor hereby jointly and severally irrevocably, absolutely and unconditionally guarantees to each Bank Party and their successors, endorsees, transferees and assigns the prompt and complete payment by the Borrower, as and when due and payable (whether at stated maturity or by required prepayment, acceleration, demand or otherwise), of all the Borrower Obligations; and agrees to pay on demand any and all expenses (including counsel fees and expenses) which may be paid or incurred by any Bank Party in collecting any or all the Borrower Obligations and/or enforcing any rights under any of the Loan Documents or under the Borrower Obligations (the "Guaranty").

         Section 6.02. Guarantor's Obligations Unconditional. Each Guarantor hereby guarantees that all the Borrower Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any Law now or hereafter in effect in any jurisdiction affecting any such terms or the rights of any Bank Party with respect thereto. The obligations and liabilities of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of: (1) any lack of validity or enforceability of any of the Borrower
Obligations, any Loan Documents, or any agreement or instrument relating thereto; (2) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Borrower Obligations, or any other amendment or waiver of or consent to any departure from any Loan Documents or any other documents or instruments executed in connection with or related to the Borrower Obligations; (3) any exchange or release of, or non-perfection of any Lien on or in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Borrower Obligations; or (4) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Borrower or any other guarantor in respect of the Borrower Obligations or any Guarantor in respect of this Guaranty.

         This Guaranty is a continuing guaranty and shall remain in full force and effect until: (1) the payment in full of all the Borrower Obligations (after the Termination Date), and (2) the payment of the other expenses to be paid by the Guarantors pursuant hereto. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be returned by any Bank Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         The obligations and liabilities of each Guarantor under this Guaranty shall not be conditioned or contingent upon the pursuit by any Bank Party or any other Person at any time of any right or remedy against the Borrower or any other Person which may be or become liable in respect of all or any part of the Borrower Obligations or against any Collateral or security or guarantee therefor or right of setoff with respect thereto.

         Each Guarantor hereby consents that, without the necessity of any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Bank Party may be rescinded by such Bank Party and any of the Borrower Obligations continued after such rescission.

         Section 6.03. Waivers. To the extent permitted by applicable law, each Guarantor hereby waives: (1) promptness and diligence; (2) notice of or proof of reliance by any Bank Party upon this Guaranty or acceptance of this Guaranty;
(3) notice of the incurrence of any Borrower Obligations by the Borrower or the renewal, extension or accrual of any Borrower Obligations; (4) notice of any actions taken by any Bank Party or the Borrower or any other party under any Loan Document, or any other agreement or instrument relating to the Borrower Obligations; (5) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Borrower Obligations or of the obligations of any Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 6.03, might constitute grounds for relieving any Guarantor of its obligations hereunder; and (6) any requirement that any Bank Party protect, secure, perfect or insure any Lien on any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any Collateral.

         Section 6.04. Subrogation. Each Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, whether acquired by any payment made hereunder, by any setoff or application of funds of the Guarantor by any Bank Party or otherwise, until (a) the payment in full of the Borrower Obligations and termination of the Commitments, and (b) the payment of all other expenses to be paid by the Guarantor pursuant hereto. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Bank Parties, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Administrative Agent to be credited and applied in whole or in part by the Bank Parties against the Borrower Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of this Guaranty.

         Section  6.05.  Contribution.   Each  Guarantor  agrees  that  it  will
contribute its proportionate share to any other Guarantor that makes payment of a Borrower Obligation guaranteed by such Guarantor under this Agreement.

         Section 6.06. Limitation of Liability. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United State Bankruptcy Code or any comparable provision of any applicable state law.


                        ARTICLE VII. CONDITIONS PRECEDENT

         Section 7.01. Conditions Precedent to Initial Credit Facility. The obligation of the Banks or Chase to make or provide the initial Credit Facility is subject to the condition precedent that the Administrative Agent shall have received on or before the Closing Date each of the following documents, each in form and substance satisfactory to the Administrative Agent and its counsel, and each of the following requirements shall have been fulfilled:

                   (1) Evidence of Due Organization and all Corporate Actions by the Borrower and each Guarantor. On or prior to the Closing Date, the Administrative Agent shall have received, with a copy for each Bank, (a) certified copies of the Certificate of Incorporation and By-laws of the Borrower and each Guarantor; (b) a certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor dated the Closing Date and certifying: (i) that neither the Certificates of Incorporation nor the By-laws of the Borrower or any Guarantor has been amended since the date of their certification; (ii) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Borrower and each Guarantor authorizing the execution, delivery and performance of each Loan Document to which it is a party and, with respect to the Borrower, the borrowings hereunder; and (iii) the incumbency and specimen signature of each officer of the Borrower and each Guarantor executing each Loan Document to which the Borrower or Guarantor is a party and any certificates or instruments furnished pursuant hereto or thereto, and a certification by another officer of the Borrower and each Guarantor as to the incumbency and signature of the Secretary or Assistant Secretary of the Borrower and such Guarantor; and (c) such other documents as the Administrative Agent may reasonably request;

                   (2) Incumbency and Signature Certificate of the Borrower and each Guarantor. A certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor, dated the Closing Date, certifying the names and true signatures of the officers of the Borrower and each Guarantor authorized to sign the Loan Documents and the other documents to be delivered by the Borrower and each Guarantor under the Loan Documents;

                   (3) Good Standing Certificate for the Borrower and each Guarantor. A certificate, dated reasonably near the Closing Date, from the Secretary of State (or other appropriate official) of the jurisdiction of incorporation of the Borrower and each Guarantor certifying as to the due incorporation and good standing of the Borrower and each Guarantor and certificates, dated reasonably near the Closing Date, from the Secretary of State (or other appropriate official) of each other jurisdiction where the Borrower and each Guarantor is required to be qualified to conduct business, certifying that the Borrower and each Guarantor is duly qualified to do such business and is in good standing in such state;

                   (4) Notes. The Revolving Credit Notes and the Term Loan Notes duly executed by the Borrower, in favor of each Bank;

                   (5) Security Agreement. Each Security Agreement duly executed by the Borrower and each Guarantor together with (a) duly executed financing statements (UCC-1) to be filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Administrative Agent or any Bank, desirable to perfect the security interest created by the Security Agreement; (b) duly executed copies of the financing statements (UCC-3) to be filed under the Uniform Commercial Code of all jurisdictions necessary, or in the opinion of the Administrative Agent or any Bank, desirable to terminate any Liens in favor of any party other than the Administrative Agent; and (c) Uniform Commercial Code searches identifying all of the financing statements on file with respect to such party in all jurisdictions referred to under (a), including the financing statements filed by the Administrative Agent against such party, indicating that no party other than the Administrative Agent claims an interest in any of the Collateral;

                   (6) Patent Assignment. The Patent Assignment duly executed by the Borrower, together with evidence that the records of the Patent and Trademark Office indicate that the Borrower is named as the owner and/or assignee of all of the Patents described in the Borrower's Security Agreement;

                   (7) Trademark Security Interest Agreement. The Trademark and Security Interest Agreement duly executed by the Borrower, together with evidence that the records of the Patent and Trademark Office indicate that the Borrower is named as the owner and/or assignee of all of the Trademarks described in the Borrower's Security Agreement;

                   (8) Copyright Security Interest Agreement. The Copyright Security Interest Agreement duly executed by the Borrower; together with evidence that the records of the Copyright Office indicate that the Borrower is named as the owner and/or assignee of all of the Copyrights described in the Borrower's Security Agreement;

                   (9) Borrowing Base Certificate. A duly executed and completed Borrowing Base Certificate as of the Closing Date where the information in such certificate is substantiated by field examination reports and appraisals satisfactory to the Banks;

                   (10) Pledge Agreement (BAC). The Pledge Agreement (BAC) duly executed by BAC together with the certificates representing the shares pledged pursuant to the Pledge Agreement (BAC) and undated stock powers executed in blank for each such certificate;

                   (11) Pledge Agreement (BC). The Pledge Agreement (BC) duly executed by BC together with the certificates representing the shares pledged pursuant to the Pledge Agreement (BC) and undated stock powers executed in blank for each such certificate;

                   (12) Solvency Certificate. Receipt of a certificate, dated as of the Closing Date, indicating that the Borrower is Solvent;

                   (13) Compliance with Laws. Evidence the Borrower is in compliance with all Laws;

                   (14) Opinion of Counsel for the Borrower. A favorable opinion of Fishbein, Badillo, Wagner & Harding, counsel for the Borrower, dated the Closing Date, in a form acceptable to the Administrative Agent and the Banks;

                   (15) Insurance Coverage. A certificate from each insurance carrier evidencing the coverage required by Section 9.03 (which certificates shall show that the Administrative Agent is an additional insured and loss payee);

                   (16) Inventory and Accounts Receivable Analysis. An analysis of inventory and accounts receivable by The Chase Manhattan Bank, indicating that such assets and the systems related thereto are satisfactory to the Banks;

                   (17) Projections and Financial Statements. The Administrative Agent and the Banks' review of and satisfaction with (a) the Projections (consisting of the balance sheet, income statement and cash flow projections) of BC and its Consolidated Subsidiaries, on a quarterly basis for the fiscal year ending December 31, 1999, accompanied by detailed assumptions, (b) the audited consolidated financial statements of BC and its Consolidated Subsidiaries for the fiscal year ended December 31, 1998 and (c) the unaudited consolidating income statements and balance sheets of BC and its Consolidated Subsidiaries for the fiscal year ended December 31, 1998;

                   (18) Payment of Fees. The Borrower shall have paid the fees payable on the Closing Date referred to in Section 2.08 and all costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation and execution of the Loan Documents and the creation and perfection of the Liens granted pursuant to the Security Agreements (including, without limitation, the fees and expenses of counsel, provided that legal fees of Administrative Agent's counsel, for the period ending on the Closing Date shall be limited to $35,000, provided further that such limitation on legal fees shall not include expenses and disbursements of the Administrative Agent's counsel, which shall be paid in full, by the Borrower);

                   (19) No Material Adverse Changes. There shall not have occurred in the reasonable determination of the Administrative Agent and the Banks any Material Adverse Change in the Borrower or any Guarantor since December 31, 1998;

                   (20) Officer's Certificate. The following statements shall be true and the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower and the Guarantors, dated the Closing Date stating that: (a) the representations and warranties contained in this Agreement and in each of the other Loan Documents are correct on and as of the Closing Date; and (b) no Default or Event of Default has occurred and is continuing, or could result from the transactions contemplated by this Agreement and the other Loan Documents;

                   (21) Payment of Existing Indebtedness. On the Closing Date, the Administrative Agent shall have received evidence that (a) all Existing

Indebtedness has been repaid in full, (b) the letters of credit issued pursuant to the Prior Credit Agreement shall be included as Letters of Credit hereunder and (c) the commitment of the Banks pursuant to the Prior Credit Agreement shall have been cancelled;

                   (22) Due Diligence. The Administrative Agent and the Banks shall have completed all due diligence with respect to the Borrower and each Guarantor, including, without limitation, litigation checkings, bank checkings, customer checkings, judgment, tax and bankruptcy searches and litigation checkings;

                   (23) Litigation. There shall exist no action, suit, investigation, litigation or proceeding affecting the Borrower or any Guarantor pending or threatened before any court, governmental agency or arbiter that could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Change;

                   (24) Consents and Approvals. All governmental and third party consents and approvals necessary in connection with the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained (without the imposition of any conditions that are not acceptable to the Required Banks) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Required Banks that imposes materially adverse conditions upon the transactions contemplated hereby; and

                  (25) Additional Documentation. Such other approvals, opinions or documents as the Administrative Agent or any Bank may reasonably request.

         Section 7.02. Conditions Precedent to All Extensions of Credit. The obligations of the Banks to make any Loan or of the Administrative Agent to issue any Letter of Credit hereunder shall be subject to the further conditions precedent that on the date of providing such Credit Facility:

                   (1) The following statements shall be true:

         (a) all the representations and warranties contained in this Agreement and in each of the other Loan Documents are correct on and as of the date of providing such Credit Facility as though made on and as of such date; and

         (b) no Default or Event of Default has occurred and is continuing, or could result from providing such Credit Facility;

                   (2) The Administrative Agent shall have received, in accordance with Section 2.04, a Borrowing Notice, duly executed by an Executive Officer of the Borrower with respect to the requested Loan and (b) such other approvals, opinions or documents as the Administrative Agent or any Bank may reasonably request.

         Section 7.03. Deemed Representation. Each request for an extension of credit under a Credit Facility and acceptance by the Borrower of any extension of credit under such Credit Facility shall constitute a representation and warranty that the statements contained in Section 7.02(1) are true and correct both on the date of such request and, unless the Borrower otherwise notifies the Administrative Agent prior to the receipt of such Credit Facility, as of the date of the providing of such Credit Facility.


                  ARTICLE VIII. REPRESENTATIONS AND WARRANTIES

         The Borrower and each Guarantor each hereby represents and warrants that:

         Section 8.01. Incorporation, Good Standing and Due Qualification. The Borrower and each Guarantor is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified as a foreign corporation and in good standing under the Laws of each other jurisdiction in which such qualification is required, except to the extent that its failure to be so qualified could not result in a Material Adverse Change.

         Section 8.02. Corporate Power and Authority; No Conflicts. The execution, delivery and performance by the Borrower and each Guarantor of the Loan Documents have been duly authorized by all necessary corporate action and do not and will not: (1) require any consent or approval of its stockholders;
(2) contravene its certificate of incorporation or by-laws; (3) violate any provision of, or require any filing, registration, consent or approval under any Law (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower or such Guarantor, as the case may be; (4) result in a breach of or constitute a default under or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower or any Guarantor is a party or by which it or its properties may be bound or affected; or (5) result in, or require, the creation or imposition of any Lien (other than as created under the Security Documents), upon or with respect to any of the properties now owned or hereafter acquired by the Borrower or any Guarantor, as the case may be.

         Section 8.03. Legally Enforceable Agreements. Each Loan Document is a legal, valid and binding obligation of the Borrower and each Guarantor enforceable against the Borrower and each Guarantor in accordance with its terms, except to the extent that such enforcement may be limited by (a) applicable bankruptcy, insolvency and other similar laws affecting creditors, rights generally or (b) general equitable principles regardless of whether the issue of enforceability is considered in a proceeding in equity or in law.

         Section 8.04. Litigation. Except for the litigation noted in Schedule 8.04, there are no actions, suits or proceedings (private or governmental) pending or, to the knowledge of the Borrower or any Guarantor, threatened, against or affecting the Borrower or any Guarantor before any Governmental Authority or arbitrator, which could, in any one case or in the aggregate, result in a Material Adverse Change.

         Section 8.05. Financial Statements and Projections. (a) The consolidated balance sheet of BC and its Consolidated Subsidiaries as of December 31, 1998 reported on by BDO Seidman LLP, the statements of income and cash flows for BC and its Consolidated Subsidiaries related thereto, copies of which have been furnished to the Banks, are complete and correct and fairly present the financial condition of BC and its Consolidated Subsidiaries as at such dates and the results of the operations of BC and its Consolidated Subsidiaries for the periods covered by such statements, all in accordance with GAAP consistently applied, and since December 31, 1998 there has been no Material Adverse Change. There are no liabilities of BC and its Consolidated Subsidiaries, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business since December 31, 1998.

         (b) No information, exhibit, or report furnished by the Borrower or any Guarantor to Administrative Agent or any Bank in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

         (c) the Borrower has prepared the Projections. Such Projections are based on reasonable assumptions as to all legal and factual matters material to the projections set forth therein; provided, however, such Projections are subject to the uncertainty and approximation inherent in any projections.

         Section 8.06. Ownership and Liens. The Borrower and each Guarantor has title to, or valid leasehold interests in, all of its properties and assets, real and personal, including the properties and assets, and leasehold interests reflected in the financial statements referred to in Section 8.05 (other than any properties or assets disposed of in the ordinary course of business), and none of the properties and assets owned by the Borrower and each Guarantor, as the case may be and none of its leasehold interests is subject to any Lien, except as may be permitted under this Agreement.

         Section 8.07. Taxes. The Borrower and each Guarantor have filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges and levies thereon to be due, including interest and penalties, except to the extent they are the subject of a Good Faith Contest.

         Section 8.08. ERISA. The Borrower and each Guarantor is in compliance with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstance exists which constitutes grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower nor any Guarantor nor any ERISA Affiliate has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrower and each Guarantor has met its minimum funding requirements under ERISA with respect to all of its Plans and there are no unfunded vested liabilities; and neither the Borrower nor any Guarantor nor any of its ERISA Affiliates has incurred any liability to the PBGC under ERISA.

         Section 8.09. Issuance and Ownership of Stock and Notes. All of the outstanding capital stock or other interest of the Borrower has been validly issued, is fully paid and nonassessable and all such common stock is owned by BAC free and clear of all Liens. All of the outstanding capital stock or other interest of BAC has been validly issued, is fully paid and nonassessable and is owned by BC free and clear of all Liens.

         Section 8.10. Operation of Business. The Borrower and each Guarantor possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, except where failure to so possess could not result in a Material Adverse Change, and none of the Borrower or any Guarantor is in violation of any valid rights of others with respect to any of the foregoing.

         Section 8.11. No Default on Outstanding Judgments or Orders. To the knowledge of the Borrower and each Guarantor, the Borrower and each Guarantor have satisfied all judgments and neither the Borrower nor any Guarantor is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other Governmental Authority, commission, board, bureau, agency or instrumentality, domestic or foreign, except where such failure to satisfy or such default has not and could not result in a Material Adverse Change.

         Section 8.12. No Defaults on Other Agreements. To the knowledge of the Borrower and each Guarantor, neither the Borrower nor any Guarantor is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any certificate of incorporation or corporate restriction which, if complied with, could result in a Material Adverse Change. Neither the Borrower nor any Guarantor is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument where such default could individually or in the aggregate result in a Material Adverse Change.

         Section 8.13. Labor Disputes and Acts of God. Neither the business nor the properties of the Borrower or any Guarantor are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) which individually or in the aggregate could result in a Material Adverse Change.

         Section 8.14. Governmental Regulation. Neither the Borrower nor any Guarantor is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940, the Interstate Commerce Act, the Federal Power Act or any statute or regulation limiting its ability to incur indebtedness for money borrowed as contemplated hereby.

         Section 8.15. Partnerships. Except as disclosed in Schedule 8.15, neither the Borrower nor any Guarantor is a partner in any partnership.

         Section 8.16. Environmental Protection. The Borrower and each Guarantor have obtained all permits, licenses and other authorizations which are required under all Environmental Laws. The Borrower and each Guarantor are in compliance with all Environmental Laws and the terms and conditions of the required permits, licenses and authorizations, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those Laws or contained in any plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply has not and could not result in a Material Adverse Change.

         The Collateral contains no Hazardous Materials that, under any Environmental Law then in effect, (1) would impose liability on the Borrower or any Guarantor that could result in a Material Adverse Change, or (2) could result in the imposition of a Lien on the Collateral or any portion thereof or any other assets of the Borrower or any Guarantor, in each case if not properly handled in accordance with applicable Law.

         Section 8.17. Solvency. The Borrower and each Guarantor are, and upon consummation of the transactions contemplated by this Agreement and the other Loan Documents, and any other documents, instruments or agreements relating thereto, will be Solvent.

         Section 8.18. Intellectual Property. All of the trademarks, patents or copyrights in which the Borrower or any Guarantor has any right, title or interest, or any applications pending for any such trademarks, patents or copyrights is set forth in Schedule 8.18.

         Section 8.19. Investments. All of the capital stock, debt obligations, or other securities or other investments held in any Person by the Borrower, any Guarantor are set forth in Schedule 8.19.

         Section 8.20. Y2K. Any reprogramming required to permit the proper functioning, in and following the year 2000 and related to the year 2000, of (a) the Borrower's, or any Guarantor's computer systems and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's or any Guarantor's systems interface, in each case, which are used in the Borrower's or any Guarantor's business) and the testing of all such systems and equipment, as so reprogrammed, will be completed by September 30, 1999. The cost to the Borrower and each Guarantor of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and each Guarantor (including, without limitation, reprogramming errors and the failure of others' systems or equipment which are used in the Borrower's or any Guarantor's business) will not result in a Default or an Event of Default or result in a Material Adverse Change. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and each Guarantor are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Borrower and Guarantor to conduct their respective businesses without resulting in a Material Adverse Change.

         Section 8.21. Approvals. No registration with or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body or any other Person is required in connection with the execution, delivery and performance of this Agreement by the Borrower or any Guarantor, or with the execution and delivery of other Loan Documents to which it is a party or, with respect to the Borrower, the borrowings hereunder other than registrations, consents and approvals received prior to the date hereof and disclosed to the Administrative Agent and the Banks and which are in full force and effect.

         Section 8.22. Subsidiaries and Affiliates.  Attached hereto as Schedule
8.22 is a correct and complete list of each Guarantor and all of the Borrower's and each Guarantor's Subsidiaries and Affiliates showing as to each Subsidiary and Affiliate, its name, the jurisdiction of its incorporation, its shareholders or other owners of an interest in such Subsidiary and Affiliate and the number of outstanding shares or other ownership interest owned by each shareholder or other owner of an interest.

         Section 8.23. Security Documents. Each Security Document executed by the Borrower and each Guarantor shall constitute a valid and continuing lien on and security interest in the collateral referred to in such Security Document in favor of the Administrative Agent for the ratable benefit of the Banks which shall be prior to all other Liens, claims and right of all other Persons, and shall be enforceable as such against all other Persons.

         Section 8.24. Disclosure. No representation or warranty of the Borrower or any Guarantor contained in this Agreement, any other Loan Document, or any other document, certificate or written statement furnished to the Administrative Agent by or on behalf of the Borrower or any Guarantor for use in connection with the transactions contemplated by this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which they were made.

         Section 8.25 No Default. No Default or Event of Default has occurred and is continuing.

         Section 8.26 Compliance with Laws. The Borrower and each Guarantor are each in compliance with all laws, rules, regulations, orders and decrees which are applicable to the Borrower or any Guarantor, or to any of their respective properties which the failure to comply with could individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

         Section 8.27 Federal Reserve Requirements, Use of Proceeds. (a) Neither the Borrower nor any Guarantor is engaged principally in, nor has as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any "margin stock" (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States, as amended from time to time).

         (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or to carry margin stock or extend credit to others for the purpose of purchasing or carrying margin stock, or to refund indebtedness originally incurred for such purposes or (ii) for any purpose which violates or is inconsistent with the provisions of Regulations T, U or X of the Board of Governors of The Federal Reserve System.

         (c) The proceeds of the Loans shall be used solely for the purposes permitted under Section 2.13.


                        ARTICLE IX. AFFIRMATIVE COVENANTS

         So long as any of the Notes shall remain unpaid or any Letter of Credit Obligation shall remain outstanding or any Bank shall have a Commitment hereunder, or any other amount is owing by the Borrower to any Bank Party hereunder or under any other Loan Document, the Borrower and each Guarantor shall:

         Section 9.01. Maintenance of Existence. Do all things necessary to preserve, maintain, renew and keep in full force and effect (a) its corporate existence and good standing in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required, except to the extent that its failure to so qualify could not result in a Material Adverse Change and (b) all material rights, privileges, licenses, permits, franchises and other contractual obligations.

         Section 9.02. Conduct of Business. Continue to engage in an efficient and economical manner in a business of the same general type as conducted by it on the Closing Date.

         Section 9.03. Maintenance of Properties and Insurance. Maintain, keep and preserve all of its properties, (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted and maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated. Each such policy shall name the Administrative Agent as the loss payee or additional insured, as applicable, and shall provide for at least thirty (30) days' prior written notice to the Administrative Agent of any modification or cancellation of such policies. As of the Closing Date, the Banks acknowledge that Hartford Casualty
Insurance Company shall be considered a financially sound and reputable insurance company.

         Section 9.04. Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all of its financial transactions.

         Section 9.05. Payment of Debt. (a) Pay all Debt and obligations, now existing or hereafter arising, as and when due and payable and (b) pay and discharge or cause to be paid and discharged promptly all taxes, assessments and government charges or levies imposed upon it or upon its income and profits, or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that neither the Borrower nor any Guarantor shall be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Borrower or such Guarantor, as the case may be, shall have set aside on its books adequate reserves determined in accordance with GAAP with respect to any such tax, assessment, charge, levy or claim so contested and; further, provided that, subject to the foregoing proviso, the Borrower and each Guarantor will pay or cause to be paid all such taxes, assessments, charges, levies or claims upon the commencement of proceedings to foreclose any lien which has attached as security therefor.

         Section 9.06. Compliance with Laws. Comply in all respects with all applicable Laws, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, except (1) to the extent they are the subject of a Good Faith Contest or (2) to the extent that the failure to comply has not and could not result in a Material Adverse Change.

         Section 9.07. Right of Inspection. Upon reasonable notice to the Borrower and during normal business hours and as often as reasonably required, permit Administrative Agent or any Bank or any agent or representative thereof, to examine and make copies and abstracts from the records and books of account of, and visit the properties of, the Borrower or any Guarantor and to discuss the affairs, finances and accounts of the Borrower or such Guarantor with any of its officers and directors and the Borrower's or such Guarantor's independent accountants; and as often as reasonably required at any time upon reasonable notice to the Borrower or any Guarantor and during normal business hours, permit either Administrative Agent or any agent or representative thereof, to examine and audit the inventory and receivables of the Borrower or such Guarantor; and all such costs, expenses and charges in connection therewith to be paid by the Borrower in accordance with Section 14.03.

         Section 9.08. Reporting  Requirements.  Furnish directly to each of the
Banks:

                   (1)(a) Audited Annual Financial Statements. (i) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year of BC, the audited consolidated balance sheet of BC and its Consolidated Subsidiaries as of the end of such Fiscal Year, the audited statement of income and retained earnings, and audited statement of cash flows of BC and its Consolidated Subsidiaries for such Fiscal Year, and the accompanying footnotes, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior Fiscal Year, accompanied by an unqualified opinion thereon acceptable to the Administrative Agent and each of the Banks by BDO Seidman LLP or other independent accountants of national standing selected by BC and reasonably acceptable to the Administrative Agent and each of the Banks, and (ii) as soon as available, but in any event within 90 days after the end of each Fiscal Year of BC, a copy of the management prepared consolidating financial statements of BC and its Consolidated Subsidiaries, stating in comparative form the respective figures for the corresponding date and period in the prior Fiscal Year, and which support the financial statements delivered pursuant to clause (i), in each case of (i) and (ii) prepared in accordance with and accompanied by a certificate executed by the Chief Financial Officer certifying that the financial statements were prepared in accordance with GAAP consistently applied and further certifying as to whether or not, as of the close of the preceding period and at all times during such preceding period, BC and its Consolidated Subsidiaries were in compliance with all of the provisions of this Agreement.

                   (2) Quarterly Financial Statements. As soon as available and in any event within forty five (45) days after the end of each of the first three quarters of each Fiscal Year, the consolidated and consolidating balance sheet of BC and its Consolidated Subsidiaries as of the end of such quarter and statements of income and retained earnings, and statements of cash flows of BC and its Consolidated Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous Fiscal Year and all prepared by the Chief Financial Officer in accordance with GAAP consistently applied, and accompanied by a certificate executed by the Chief Financial Officer certifying that the financial statements were prepared in accordance with GAAP consistently applied and further certifying as to whether or not, as of the close of the preceding period and at all times during such preceding period, BC and its Consolidated Subsidiaries were in compliance with all of the provisions of this Agreement.

                   (3) Monthly Financial Statements. As soon as available and in any event within fifteen (15) days after the end of each calendar month, the interim balance sheet of the Borrower as of the end of such month and the interim statements of income, retained earnings and cash flows of the Borrower for such period and the portion of the fiscal year through such date, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous Fiscal Year and all prepared by the Chief Financial Officer in accordance with GAAP consistently applied, and accompanied by a certificate to that effect executed by the Chief Financial Officer, provided, however, if there is a change in GAAP after the Closing Date, which affects the presentation of the financial statements noted above in this
Section 9.08(3), then, in addition to the financial statements required above, the Borrower will furnish the same financial statements required under this
Section 9.08(3) prepared in accordance with GAAP at the same time it provides the financial statements noted above in this Section 9.08(3).

                   (4) Monthly Performance Report. As soon as available and in any event within twenty (20) days after the end of each month, a performance report on the Borrower, including, among other items, a statement of income and retained earnings for such month and a comparison of actual performance versus projected performance.

                   (5) Monthly Inventory Statements. As soon as available and in any event within fifteen (15) days after the end of each month, a report in form and substance satisfactory to the Administrative Agent and the Banks indicating monthly aged inventory levels (both in-house and in-transit), imputed inventory, inventory purchased on open account, monthly open orders and gross profit and shipping levels relative to the prior year.

                   (6) Annual Business Plan. By not later than February 13th of each Fiscal Year (commencing with February 13, 2000), a business plan (satisfactory in form and substance to the Banks) for the immediately succeeding Fiscal Year, which plan shall contain one-year consolidated projections, including a projected balance sheet, projected income statements and cash flow projections, of BC and its Consolidated Subsidiaries, prepared on a quarterly basis and accompanied by detailed assumptions.

                   (7) Management Letters. Promptly upon receipt thereof, copies of any reports submitted to the Borrower and the Guarantors by independent certified public accountants in connection with the examination of the financial statements of the Borrower made by such accountants.

                   (8) Borrowing Base Certificate. Within fifteen (15) days after the end of each month, a Borrowing Base Certificate.

                   (9) Audits. Upon the request of the Required Banks but, unless there is an outstanding Default or Event of Default, no more often than twice in each Fiscal Year, updated audits of inventory, accounts receivable and/or equipment conducted by parties acceptable to and engaged by the Required Banks; all costs, expenses and charges in connection therewith shall be paid by the Borrower in connection with Section 14.03.

                   (10) Certificate of No Default. Simultaneously with the delivery of the financial statements referred to above, a certificate of the chief financial officer of the Borrower and the Guarantors (a) certifying that to the best of his knowledge no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (b) with computations demonstrating compliance with the covenants contained in Article X.

                   (11) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings known to the Borrower or any Guarantor before any Governmental Authority, affecting the Borrower or any Guarantor which, if determined adversely to the Borrower or any Guarantor, could result in a Material Adverse Change.

                   (12) Notices of Defaults and Events of Default. As soon as possible and in any event within five (5) days after the occurrence of each Default or Event of Default a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto.

                   (13) ERISA Reports. As soon as possible and in any event within ten (10) days after the Borrower knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrower will deliver to each of the Banks a certificate of the chief financial officer of the Borrower setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination and the action the Borrower propose to take with respect thereto.

                   (14) Reports to Other Creditors. Promptly after the furnishing thereof, copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Banks pursuant to any other clause of this Section 9.08.

                   (15) Monthly Accounts Receivable Reports. As soon as available and in any event within fifteen (15) days after the end of each month accounts receivable aging summaries with respect to the Borrower, and within fifteen (15) days after the end of each quarter of each Fiscal Year, detailed accounts receivable aging schedules with respect to the Borrower, prepared in accordance with GAAP.

                   (16) Proxy Statements, Etc. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which the Borrower sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements which the Borrower or any Guarantor files with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefor, or with any national securities exchange.

                   (17) Insurance. Upon the occurrence of any casualty, damage or loss, whether or not giving rise to a claim under any insurance policy, in an amount greater than Fifty Thousand Dollars ($50,000), notice thereof, together with copies of any document relating thereto (including copies of any such claim) in possession or control of the Borrower or any Guarantor or any agent of the Borrower or any Guarantor; and immediately after the occurrence thereof, written notice of any cancellation of any insurance policy required to be maintained by the Borrower pursuant to Section 9.05 hereof.

                   (18) Material Adverse Change. As soon as possible and in any event within five (5) days after the occurrence of any event or circumstance, including, but not limited to (i) any termination, material amendment, material supplement or other material modification of any contract or (ii) the occurrence of a default by any party to any contract of which the Borrower is aware, which could result in or has resulted in a Material Adverse Change, written notice thereof.

                   (19) Offices. Thirty (30) days prior written notice of any change in the chief executive office or principal place of business of the Borrower or any Guarantor.

                   (20) Liens.  As soon as possible and in any event within five
(5) days after the Borrower obtains knowledge of any assertion of any Lien (other than Liens permitted under Section 10.03 of this Agreement) against the Collateral or the occurrence of any event that could result in a Material

Adverse Change on the value of the Collateral or the security interest created under the Security Documents, written notice thereof.

                   (21) Environmental Notices. As soon as possible and in any event within ten (10) days after receipt, copies of all Environmental Notices received by the Borrower or any Guarantor which are not received in and relate to the ordinary course of the Borrower's or any Guarantor's business.

                   (22) General Information. Such other information respecting the condition or operations, financial or otherwise, of the Borrower or any Guarantor as the Administrative Agent or any Bank may from time to time reasonably request.

         Section 9.09. Compliance With Environmental Laws. Comply in all respects with all applicable Environmental Laws where the failure to comply could cause a Material Adverse Change and immediately pay or cause to be paid all costs and expenses incurred in connection with such compliance.

         Section 9.10. Execution of Agreement by Subsidiaries of Borrower, BAC and BC. Give each Bank and the Administrative Agent prompt written notice of the creation, establishment or acquisition, in any manner, of any Subsidiary of Borrower, BAC or BC not existing on the date hereof. The Borrower or other appropriate Person shall execute a Pledge Agreement with respect to the shares or other ownership interest owned by the Borrower, BAC or BC of each such Subsidiary (together with certificates and powers with respect to such interests duly endorsed in blank) and shall cause each such Subsidiary to (a) become a party to this Agreement as a Guarantor and (b) to execute and deliver such Security Documents as the Banks shall require, including but not limited to a Security Agreement and appropriate UCC-1 Financing Statements in connection therewith, within ten (10) Business Days of the creation, establishment or acquisition of such Subsidiary and in connection therewith shall provide to the Bank the supporting documents identified in Section 7.01(1) hereof in each case with respect to such Subsidiary.

         Section 9.11. Further Assurances. Execute any and all further documents, agreements, and instruments, and take all further actions, which the Administrative Agent or the Banks shall reasonably request in order to effectuate the transactions contemplated by this Agreement and in order to grant, preserve, protect and perfect the liens purported to be created hereunder and under the Security Documents.


                          ARTICLE X. NEGATIVE COVENANTS

         So long as any of the Notes shall remain unpaid or any Letter of Credit Obligation shall remain outstanding or any Bank shall have any Commitment hereunder or any other amount is owing by the Borrower to any Bank Party hereunder or under any other Loan Document, the Borrower and each Guarantor shall not:

         Section 10.01. Debt. Create, incur, assume or suffer to exist any Debt, except:

                   (1) Debt of the Borrower and the Guarantors under this Agreement, the Notes, or any other Loan Document;

                   (2) accounts payable to trade creditors for goods or services which are not aged more than ninety (90) days from the due date (or if there is no specified due date or if such account payable is due immediately, are not aged more than one hundred twenty (120) days) and current operating liabilities (other than for borrowed money) which are not more than one hundred twenty (120) days past due, in each case incurred in the ordinary course of business and paid within the specified time, unless subject to a Good Faith Contest;

                   (3) Debt secured by purchase money Liens permitted by Section 10.03(9), including, but not limited to that certain lease agreement to be entered into between the Borrower and ERP Software with respect to the lease of computer software;

                   (4) Debt of the Borrower pursuant to hedging agreements with the Administrative Agent, provided that any such agreements are entered into in the ordinary course of the Borrower's business;

                   (5) Guaranties permitted under Section 10.02;

                   (6) Debt of the Borrower to Independence Community Bank in connection with a mortgage agreement between Independence Community Bank and the Borrower with respect to the premises located at 100 Marcus Boulevard, Hauppauge, New York, provided, that (a) such mortgage does not extend to any of the Borrower's personal property, (b) financial covenants, if any, in the mortgage are not more restrictive than those found in this Agreement, (c) that the mortgagee executes a mortgagee waiver in favor of the Banks, in form and substance satisfactory to the Administrative Agent and (d) the Borrower provides a copy of the mortgage to the Administrative Agent upon execution thereof;

                   (7) In addition to the Debt permitted above, Debt of the Borrower; provided that the aggregate principal amount of all such Debt outstanding at any time does not exceed One Million Dollars ($1,000,000).

         Section 10.02. Guaranties. Assume, guarantee, endorse or otherwise be or become directly or contingently responsible or liable (including, but not limited to an agreement to purchase any obligation, stock, assets, goods or services or to supply or advance any funds, assets, goods or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth or otherwise to assure the creditors of any Person against loss) for the obligations of any Person, except (1) guarantees by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the guarantees provided by the Guarantors under this Agreement; (3) guarantees provided by the Guarantors of the Borrower in connection with any debt permitted under Section 10.01 and (4) in addition to the guarantees permitted above, guarantees provided that the aggregate amount of all obligations covered by all such guarantees does not exceed at any time Two Hundred Fifty Thousand Dollars ($250,000).

         Section 10.03. Liens. Create, incur, assume or suffer to exist any Lien, upon or with respect to any of its real or personal properties (including, without limitation, leasehold interests, leasehold improvements and any other interest in real property or fixtures), now owned or hereafter acquired, except:

                   (1) Liens granted to the Bank Parties under and pursuant to the Security Documents;

                   (2) Liens for taxes or assessments or other government charges or levies if not yet due and payable or if due and payable if they are the subject of a Good Faith Contest;

                   (3) Liens imposed by Law, such as mechanic's, materialmen's, landlord's, warehousemen's and carrier's Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty (30) days, or which are the subject of a Good Faith Contest;

                   (4)  Liens   under   workmen's   compensation,   unemployment
insurance, social security or similar legislation (other than ERISA);

                   (5) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

                   (6) judgment and other similar Liens arising in connection with court proceedings, provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are the subject of a Good Faith Contest;

                   (7) easements, rights-of-way, restrictions, zoning and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use and enjoyment by the Borrower of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

                   (8) Liens set forth in Schedule 10.03; and

                   (9) purchase money Liens on any real property, fixtures or equipment hereafter acquired or the assumption of any Lien on real property, fixtures or equipment existing at the time of such acquisition, or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease; provided that:

         (a) any property subject to any of the foregoing is acquired by the Borrower in the ordinary course of its business and the Lien on any such property is created contemporaneously with such acquisition;

         (b) the Debt secured by any Lien so created, assumed or existing shall not exceed one hundred percent (100%) of the lesser of cost or fair market value as of the time of acquisition of the property covered thereby;

         (c) each such Lien shall attach only to the property so acquired and fixed improvements thereon; and

         (d) the Debt secured by such Lien are  permitted by the  provisions  of
Section 10.01 and the related capital expenditure is permitted under Section 11.04; and (e) all Debt secured by all such Liens shall not require in the aggregate regularly scheduled payments on such Debt in any Fiscal Year in an amount greater than One Million Dollars ($1,000,000).

         Section 10.04. Investments. Make any loan or advance to any Person or purchase or otherwise acquire any capital stock, assets, obligations or other securities of, make any capital contribution to, or otherwise invest in, or acquire any interest in, any Person, except: (1) direct obligations of the United States of America or any agency thereof backed by the full faith and credit of the United States of America with maturities of one (1) year or less from the date of acquisition; (2) commercial paper with maturities of two hundred seventy (270) days or less of (a) a Bank or any Parent of a Bank, or (b) a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc.; (3) certificates of deposit with maturities of one (1) year or less from the date of acquisition issued by (a) any Bank, or
(b) any commercial bank operating within the United States of America whose outstanding long-term debt is rated at least A by Standard & Poor's Corporation;
(4) loans or advances to any Person, provided that the aggregate principal amount of all such loans or advances outstanding at any time will not exceed One Hundred Thousand Dollars ($100,000); and (5) loans or advances by the Borrower to either BAC or BC and dividends by Borrower to BAC, provided that the aggregate amount of all such loans or advances made in any Fiscal Year plus the aggregate amount of all dividends made by the Borrower to BAC in accordance with
Section 10.09, in any Fiscal Year, should not exceed Five Hundred Thousand Dollars ($500,000) in the aggregate.

         Section 10.05. Sale of Assets. Sell, lease, assign, transfer or otherwise dispose of any of its now owned or hereafter acquired assets except:
(1) for inventory disposed of in the ordinary course of business; (2) the sale or other disposition of assets no longer used or useful in the conduct of its business or (3) the sale of five (5) acres of land located at the Borrower's premises at 100 Marcus Drive, Hauppauge, New York to The Westwood Company, provided that the proceeds of such sale are used by the Borrower to partially prepay any existing indebtedness secured by such property and allocable to such portion thereof.

         Section 10.06. Transactions with Affiliates. Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's and any Guarantor's business and upon fair and reasonable terms no less favorable to the Borrower or any Guarantor than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

         Section 10.07. Mergers, Etc. Merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or acquire all or a material part of the assets or the business of any Person (or enter into any agreement to do any of the foregoing).

         Section 10.08. Leases. Create, incur, assume, or suffer to exist any obligation as lessee for the rental or hire of any real or personal property except: (1) Capital Leases permitted under Sections 10.01(3) and 10.03(9), (2) leases that do not in the aggregate require the Borrower and the Guarantors, to make payments (including taxes, insurance, maintenance, and similar expenses which the Borrower and any Guarantor is required to pay under the terms of the lease but excluding all payments based upon a percentage of sales or revenues) in any Fiscal Year in excess of Two Million Dollars ($2,000,000) in the aggregate.

         Section 10.09. Dividends. Declare or pay any dividends; or purchase, redeem, retire, or otherwise acquire for value any of its capital stock or securities convertible into capital stock now or hereafter outstanding; or make any distribution of assets to its stockholders as such whether in cash, assets, or in obligations of the Borrower or BAC or BC, as the case may be, or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of any shares of its capital stock; or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock; or purchase or otherwise acquire for value any stock of the Borrower or BAC or BC, except, the Borrower can declare and pay cash dividends to BAC if the proceeds thereof are used by BAC to make a dividend to BC in the same amount, provided that the aggregate amount of all such dividends declared in any Fiscal Year plus loans or advances made by the Borrower to BAC or BC will not exceed Five Hundred Thousand Dollars ($500,000), in the aggregate, in any Fiscal Year, provided, further that such amount shall be exclusive of corporate expenses allocated by the Borrower to BAC or BC.

         Section 10.10. Changes, Amendments or Modifications. Change, amend, modify or supplement its certificate of incorporation (including but not limited to any of the terms or provisions related to its preferred stock) or by-laws or materially change or alter the nature of its business from the nature of the business engaged in by it on the date hereof or permit any material change in the accounting policies and procedures of the Borrower or any Guarantor, including a change in fiscal year, without the prior written consent of the Required Banks; provided, however, that any policy or procedure required to be changed by the FASB or the Internal Revenue Service (or other board or committee of the FASB or the Internal Revenue Service, in order to comply with GAAP may be so changed.

         Section 10.11. Sale and Leaseback. Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, whether real or personal, used or useful in its business, whether now owned or hereafter acquired, of its or any of its Subsidiaries, if at the time of such sale or disposition it intends to lease or otherwise acquire the right to use or possess (except by purchaser) such property or like property for a substantially similar purpose.

         Section 10.12. Federal Reserve Requirement. Permit any Loan or the proceeds of any Loan to be used for any purpose which violates or is inconsistent with the provision of Regulations T, U or X of the Board of Governors of the Federal Reserve.

         Section  10.13.  Subordinated  Indebtedness.   Directly  or  indirectly
prepay, defease, purchase, redeem, or otherwise acquire any Subordinated Indebtedness, without the prior written consent of the Required Banks.


                         ARTICLE XI. FINANCIAL COVENANTS

         So long as any of the Notes shall remain unpaid or any Letter of Credit Obligation shall remain outstanding or any Bank shall have any Commitment hereunder or any other amount is owing by the Borrower to any Bank Party hereunder or under any other Loan Document:

         Section 11.01. Minimum Earnings Before Interest, Taxes, Depreciation and Amortization. BC and its Consolidated Subsidiaries shall maintain consolidated Earnings Before Interest, Taxes, Depreciation and Amortization, calculated on a rolling twelve-month basis, of not less than $7,500,000, at all times.

         Section 11.02. Fixed Charge Coverage Ratio. BC and its Consolidated Subsidiaries shall maintain a consolidated Fixed Charge Coverage Ratio, of not less than 2.00 to 1:00 at any time.

         Section 11.03. Cash Flow Leverage Ratio. BC and its Consolidated Subsidiaries shall maintain a consolidated Cash Flow Leverage Ratio of not greater than 3.00 to 1.00 at any time.

         Section  11.04.   Capital   Expenditures.   BC  and  its   Consolidated
Subsidiaries shall not make or incur consolidated Capital Expenditures in any fiscal year in excess of Two Million Dollars ($2,000,000) in the aggregate.

                         ARTICLE XII. EVENTS OF DEFAULT

         Section 12.01. Events of Default. Any of the following events shall be an "Event of Default":

                  (1) the Borrower shall: (a) fail to pay the principal of any Note or shall fail to reimburse Chase on a Letter of Credit, as and when due and payable; (b) fail to pay interest on any Note within two (2) Banking Days of when such interest is due and payable; (c) fail to make any of the prepayments required by Section 2.11 within two (2) Banking Days of when required; or (d) fail to pay any fees or expenses required to be paid within two (2) Banking Days of when due and payable under the terms of any of the Loan Documents;

                  (2) any representation or warranty made or deemed made by the Borrower or any Guarantor in this Agreement or in any other Loan Document or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

                  (3) the Borrower or any Guarantor shall fail to perform or observe any term, covenant or agreement contained in Article X or Article XI or in Section 9.05, 9.07 or 9.08 on its part to be performed or observed; or the Borrower shall fail to perform or observe any term, covenant or agreement contained in this Agreement or any Loan Document (other than obligations specifically referred to elsewhere in this Section 12.01) to which it is a party on its part to be performed or observed and such failure shall remain unremedied for thirty (30) consecutive calendar days after the occurrence thereof;

                  (4) the Borrower or any Guarantor shall: (a) fail to pay all or any portion of a Debt (other than the payment obligations described in (1) above), of the Borrower or such Guarantor, as the case may be, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (b) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Debt, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or the lapse of time, or both, of the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, provided that the aggregate principal amount of Debt included in clauses (a) and (b) above shall equal or exceed $500,000;

                  (5) the Borrower or any Guarantor: (a) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (b) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed or unstayed for a period of sixty (60) days or more; or shall be the subject of any proceeding under which its assets may be subject to seizure, forfeiture or divestiture; or (e) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its property; or (f) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more;

                  (6) one or more judgments, decrees or orders for the payment of money shall be rendered against the Borrower or any Guarantor, and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal;

                  (7) any of the following events shall occur or exist with respect to the Borrower or any Guarantor or any ERISA Affiliate: (a) any Prohibited Transaction involving any Plan; (b) any Reportable Event shall occur with respect to any Plan; (c) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (d) any event or circumstance exists which might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (e) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the opinion of any Bank subject the Borrower or any Guarantor or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceeds or may exceed Three Hundred Thousand Dollars ($300,000);

                  (8) any Security Document shall at any time and for any reason cease: (a) to create a valid and perfected first priority (other than Liens permitted under this Agreement) Lien in and to the property purported to be subject to such Security Document; or (b) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower or any Guarantor, as the case may be, or the Borrower shall deny it has any further liability or obligation under such Security Document, or the Borrower or any Guarantor, as the case may be, shall fail to perform any of its obligations under such Security Document;

                  (9) Article VI shall, at any time after the execution and delivery of this Agreement and for any reason cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by any Guarantor or any Guarantor shall deny it has any further liability or obligation under or shall fail to perform its obligations under Article VI;

                  (10) if at any time BC ceases to own one hundred percent (100%) of the outstanding stock (preferred and common) of BAC; or if at any time BAC ceases to own one hundred percent (100%) of the outstanding common stock of the Borrower; or if at any time BAC ceases to own one hundred percent (100%) of the preferred stock of the Borrower; or if any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) other than a Person or group that is actively involved in the day to day management of BC on the date of this Agreement: (a) having acquired beneficial interest of 30% or more of any outstanding class of capital stock of BC having ordinary voting power in the election of directors of BC, if such event is followed by a change in the day-to-day management of the Borrower or
(b) obtaining the power directly or indirectly (whether or not exercised) to elect a majority of BC's directors;

         Section 12.02. Remedies. If any Event of Default shall occur and be continuing, the Administrative Agent may, with the consent of the Required Banks and, shall, upon request of the Required Banks, by notice to the Borrower, (1) declare the Commitments to be terminated, whereupon the same shall forthwith terminate; (2) require the Borrower to provide Cash Collateral in the aggregate amount of all outstanding Letters of Credit; (3) declare the outstanding Notes, all interest thereon, and all other amounts payable under this Agreement, and any other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts due under this Agreement, and under any other Loan Document shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower; (4) exercise any remedies provided in any of the Loan Documents and/or (5) exercise any rights and remedies provided by Law; provided, however, that upon the occurrence of an Event of Default referred to in Section 12.01(5), the Commitments shall automatically terminate and the outstanding Notes, Letters of Credit and any other amounts payable under this Agreement or any of the other Loan Documents, and all interest on any of the foregoing, shall be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

                     ARTICLE XIII. THE ADMINISTRATIVE AGENT

         Section 13.01. Appointment, Powers and Immunities of Administrative Agent. Each Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under any other Loan Document with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and any other Loan Document, together with such other powers as are reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Loan Document, and shall not by reason of this Agreement be a trustee for any Bank. The Administrative Agent shall not be responsible to the Banks for any recitals, statements, representations or warranties made by the Borrower or any officer or official of the Borrower or any other Person contained in this Agreement or any other Loan Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any Lien securing the Obligations or for any failure by the Borrower to perform any of its obligations hereunder or thereunder. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. The Borrower shall pay any fee agreed to by the Borrower and the Administrative Agent with respect to the Administrative Agent's services hereunder.

         Section 13.02. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat each Bank as the holder of the Loans made by it and Participations purchased by it for all purposes hereof unless and until a notice of the assignment or transfer thereof satisfactory to the Administrative Agent signed by such Bank shall have been furnished to the Administrative Agent but the Administrative Agent shall not be required to deal with any Person who has acquired a participation in any Loan or Participation from a Bank. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and any other holder of all or any portion of any Loan or Participation.

         Section 13.03. Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or Event of Default unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall (subject to Section 13.08) take such action with respect to such Default or Event of Default which is continuing as shall be directed by the Required Banks; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks; and provided further that the Administrative Agent shall not be required to take any such action which it determines to be contrary to Law.

         Section 13.04. Rights of Administrative Agent as a Bank. With respect to its Commitment and the Credit Facilities provided by it, the Administrative Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Administrative Agent in its capacity as a Bank. The Administrative Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not acting as the Administrative Agent, and the Administrative Agent may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

         Section 13.05. Indemnification of Administrative Agent. The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 14.03 or under the applicable provisions of any other Loan Document, but without limiting the obligations of the Borrower under Section 14.03 or such provisions), for its Pro Rata Share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Borrower are obligated to pay under Section 14.03) or under the applicable provisions of any other Loan Document or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

         Section 13.06. Documents. The Administrative Agent will forward to each Bank, promptly after the Administrative Agent's receipt thereof, a copy of each report, notice or other document required by this Agreement or any other Loan Document to be delivered to the Administrative Agent for such Bank.

         Section 13.07. Non-Reliance on Administrative Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Administrative Agent, Chase or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and the decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent, Chase or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Loan Document. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates. The Administrative Agent shall not be required to file this Agreement, any other Loan Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement, any other Loan Document or any document or instrument referred to herein or therein, to anyone.

         Section 13.08. Failure of Administrative Agent to Act. Except for action expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of the Banks under Section 13.05 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         Section 13.09. Resignation of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving written notice thereof to the Banks and the Borrower; provided that the Borrower and the other Banks shall be promptly notified thereof. Upon any such resignation, the Required Banks shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Banks, removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a bank which has an office in New York, New York. The Required Banks or the retiring Administrative Agent, as the case may be, shall upon the appointment of a successor Administrative Agent promptly so notify the Borrower and the other Banks. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article XII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

         Section 13.10. Amendments Concerning Agency Function. The Administrative Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other Loan Document which affects its duties hereunder or thereunder unless it shall have given its prior consent thereto.

         Section 13.11. Liability of Administrative Agent. The Administrative Agent shall not have any liabilities or responsibilities to the Borrower on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of the Borrower to perform its obligations hereunder or under any other Loan Document.

         Section 13.12. Transfer of Agency Function. Without the consent of the Borrower or any Bank, the Administrative Agent may at any time or from time to time transfer its functions as Administrative Agent hereunder to any of its offices wherever located, provided that the Administrative Agent shall promptly notify the Borrower and the Banks thereof.

         Section 13.13. Withholding Taxes. Each Bank represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to the Administrative Agent such forms, certifications, statements and other documents as the Administrative Agent may request from time to time to evidence such Bank's exemption from the withholding of any tax imposed by any jurisdiction or to enable the Administrative Agent to comply with any applicable laws or regulations relating thereto. Without limiting the effect of the foregoing, if any Bank is not created or organized under the laws of the United States of America or any state thereof, such Bank will furnish to the Administrative Agent Form 4224 or Form 1001 of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Bank as evidence of such Bank's exemption from the withholding of U.S. tax with respect thereto. The Administrative Agent shall not be obligated to make any payments hereunder to such Bank in respect of any Loan or Participation or such Bank's Loan Commitment or obligation to purchase Participations until such Bank shall have furnished to the Administrative Agent the requested form, certification, statement or document.


                           ARTICLE XIV. MISCELLANEOUS

         Section 14.01. Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent, shall, unless in writing and signed by all Banks do any of the following: (1) increase the Revolving Credit Commitment or

Letter of Credit Commitment or the Total Commitment; (2) reduce the principal of, or interest on, the Notes or the Commitment Fee, reduce the amount of any reimbursement due in respect of any Letter of Credit or the amount of any fees on Letters of Credit hereunder; (3) postpone any date fixed for any payment of principal of, or interest on, the Notes or such Commitment Fee or any fees on Letters of Credit hereunder or any other amount due hereunder or under any Loan Document, or waive any default in the payment of principal, interest or any other amount due hereunder or under any Loan Document; (4) change the definition of "Required Banks"; (5) release (a) any Guarantor from its obligations under its Guaranty or (b) material portion of the Collateral otherwise than in accordance with the Loan Documents; (6) amend this Section 14.01 or any other provision requiring the consent of all Banks or (7) waive any of the conditions specified in Sections 7.01 or 7.02, provided, further, that no such waiver, amendment, supplement or modification shall waive, amend, supplement or modify any provision of Article XIII without the written consent of the then Agent. No failure on the part of the Administrative Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

         Section 14.02. Usury. Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Agreement, the Notes, and the Letters of Credit shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of Law applicable to a Bank limiting rates of interest which may be charged or collected by such Bank.

         Section 14.03. Expenses; Indemnification. The Borrower agrees to reimburse the Administrative Agent on demand for all costs, expenses, and charges (including, without limitation, all reasonable fees and charges of legal counsel for the Administrative Agent incurred by the Administrative Agent) in connection with the preparation, syndication, performance, or enforcement of this Agreement, the Notes, or any other Loan Documents.

         The Borrower agrees to reimburse Chase on demand for all costs, expenses and charges incurred by Chase in connection with conducting an inspection or audit in accordance with Section 9.07 and Section 9.08(9); however, the Borrower will only be required to make such reimbursement for two such inspections in any Fiscal Year and for all such inspections while there is an outstanding Default or Event of Default.

         The Borrower agrees to indemnify the Administrative Agent, Chase and each Bank and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) arising out of this Agreement or any of the other Loan Documents or relating to any actual or proposed use by the Borrower of the proceeds of the Loans, or Letters of Credit, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

         The obligations of the Borrower under this Section shall survive the repayment of the Credit Facilities and all amounts due under or in connection with any of the Loan Documents and the termination of the Commitments.

         Section 14.04. Assignment; Participation. This Agreement shall be binding upon, and shall inure to the benefit of, the Borrower, the Administrative Agent, the Banks and their respective successors and permitted assigns. The Borrower may not assign or transfer its rights or obligations hereunder. Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its portion of the Loans and the Participations. In the event of any such grant by a Bank of a participating interest to a Participant, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations hereunder. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder and under any other Loan Document including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in
Section 14.01 without the consent of the Participant.

         Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and its Notes, and such Assignee shall assume rights and obligations, pursuant to an Assignment and Assumption Agreement executed by such Assignee and the Bank, with and subject to the consent of the Administrative Agent provided that, in each case, after giving effect to such assignment each Bank's and each Assignee's portion of the Loans and the Participations will be equal to or greater than Two Million Five Hundred Thousand Dollars ($2,500,000), such amount to be allocated to the Revolving Credit Facility and the Term Loan on a pro-rata basis, and provided, further, that if the Assignee of any Bank is an Affiliate of such Bank, neither the consent of the Administrative Agent nor the consent of the Borrower shall be required for such assignment. Upon execution and delivery of such instrument and payment by such Assignee to the Bank of an amount equal to the purchase price agreed between the Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Revolving Credit Commitment and obligation to purchase Participations as set forth in such Assignment and Assumption Agreement, and the Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this paragraph, a new Note or Notes shall be issued by the Borrower. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 13.13.

         Any Bank may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

         The Borrower agrees to provide all assistance reasonably requested by a Bank to enable such Bank either to sell participations in or make assignments of its portion of the Loans and the Participations as permitted by this Section 14.04.

         Section 14.05. Notices. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to the Administrative Agent by telephone, confirmed by telex, telecopy or other writing, and to the Banks and to the Borrower and to each Guarantor by ordinary mail, telecopy or telex addressed to such party at its address on the signature page of this Agreement. Notices shall be effective: (1) if given by mail, upon receipt; and (2) if given by telex, when the telex is transmitted to the telex number as aforesaid; provided that notices to the Administrative Agent and the Banks shall be effective upon receipt.

         Section 14.06. Setoff. The Borrower and each Guarantor agrees that, in addition to (and without limitation of) any right of setoff, bankers' lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of the Borrower and each Guarantor at any of such Bank's offices, in Dollars or in any other currency, against any amount payable by the Borrower and each Guarantor to such Bank under this Agreement or such Bank's Note, or any other Loan Document which is not paid when due (regardless of whether such balances are then due to the Borrower or such Guarantor), in which case it shall promptly notify the Borrower and the Administrative Agent thereof; provided that such Bank's failure to give such notice shall not affect the validity thereof. Each Bank agrees that to the extent any such payment is received by it as the result of a set-off or otherwise and such payment results in such Bank receiving a greater payment than it would have been entitled to, had the total amount of such payment been paid directly to the Administrative Agent for disbursement to the Banks, then such Bank shall immediately purchase for cash from the other Banks participations in the Loans sufficient in amount so that such payment shall effectively be shared pro rata with the other Banks in accordance with the amount, and to the extent, of their respective interests in all the Loans; provided, however, that if all or any portion of such payment is thereafter recovered from such Bank at any time, the purchase shall be rescinded and the purchase price returned to the extent of such recovery, but without interest or other return thereof.

         Section 14.07. Jurisdiction; Immunities. The Borrower and each Guarantor hereby irrevocably submit to the jurisdiction of any New York State or United States Federal court sitting in New York City over any action or proceeding ,arising out of or relating to this Agreement, the Notes, the Letters of Credit, or any other Loan Document, and the Borrower and each Guarantor hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Borrower and each Guarantor irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower and each Guarantor at their respective addresses specified in Section 14-05. The Borrower and each Guarantor agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. The Borrower and each Guarantor further waive any objection to venue in such State and any objection to an action or proceeding in such State on the basis of inconvenient forum. The Borrower and each Guarantor agree that any action or proceeding brought against either Administrative Agent or any Bank shall be brought only in New York State or United States Federal court sitting in New York County.

         Nothing in this Section 14.07 shall affect the right of either Administrative Agent or any Bank to serve legal process in any other manner permitted by Law or affect the right of either Administrative Agent or any Bank to bring any action or proceeding against the Borrower or any Guarantor or its property in the courts of any other jurisdictions.

         To the extent that the Borrower or any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Borrower and each Guarantor hereby irrevocably waive such immunity in respect of its obligations under this Agreement, the Notes, the Letters of Credit, and any other Loan Document.

         Section 14.08. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

         Section 14.09. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all of the parties hereto.

         Section 14.10. Exhibits and Schedules. The Exhibits and Schedules are a part of this Agreement as if fully set forth herein. All references herein to Sections, subsections, clauses, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

         Section 14.11. Table of Contents; Headings. The headings in the Table of Contents and in this Agreement are for reference only, and shall not affect the interpretation or construction of this Agreement.

         Section 14.12. Severability. If any word, phrase, sentence, paragraph, provision or section of this Agreement or any other Loan Document shall be held, declared, pronounced or rendered invalid, void, unenforceable or inoperative for any reason by any court of competent jurisdiction, Governmental Authority, statute or otherwise, such holding, declaration, pronouncement or rendering shall not adversely affect any other word, phrase, sentence, paragraph, provision or section of this Agreement or such Loan Document, as the case may be, which shall otherwise remain in full force and effect and be enforced in accordance with its terms.

         Section 14.13. Integration. This Agreement, the Loan Documents and the Supplemental Letter set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions. Any previous agreement among the parties with respect to the transactions contemplated hereunder is superseded by this Agreement and the other Loan Documents, provided, however, that nothing contained in this Agreement or the other Loan Documents shall impair, limit or affect the liens and security interests heretofore granted, pledged and/or assigned to the Administrative Agent as security for the Borrower's Obligations to the Banks under the Prior Credit Agreement. Except as expressly provided herein or in the other Loan Documents, nothing in this Agreement or in any other Loan Document, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or such other Loan Documents.

         Section 14.14. Taxes. All payments made by the Borrower or any Guarantor under any of the Loan Documents, including, under any Note or Letter of Credit or any payment by Chase under the Participations, or under any other Loan Document will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any Governmental Authority (but excluding, except as noted below, any tax imposed on or measured by the net income of a Bank) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If any Taxes are so levied or imposed, the Borrower and each Guarantor agree to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under any of the Loan Documents, including any Note or Letter of Credit or with regard to any payment by Chase under the Participations, or under any other Loan Document, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein, in such Note, Letter of Credit or with regard to any payment by Chase under the Participation, or in such other Loan Document. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, then the Borrower and each Guarantor agree to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income of such Bank and for any withholding ,of or deduction from or on account of income or similar taxes imposed by the United States of America or such other jurisdiction as such Bank shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Administrative Agent within forty-five (45) days after the date the payment of any Taxes, or any withholding or deduction on account thereof, is due pursuant to applicable Law, certified copies of tax receipts evidencing such payment by the Borrower. The Borrower will indemnify and hold harmless each Administrative Agent and each Bank, and reimburse such Administrative Agent or such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid or withheld by such Administrative Agent or such Bank.

         Section 14.15. WAIVER OF JURY TRIAL. THE BORROWER AND EACH GUARANTOR WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                  BOUNDLESS TECHNOLOGIES, INC., as the Borrower


                             By:_________________________
                                Name:
                                Title:

                             Address for Notices:

                                     100 Marcus Boulevard
                                     Hauppauge, New York 11788
                                     Attn:
                                     Telecopy No.:

                             BOUNDLESS ACQUISITION CORP., as a
                             Guarantor


                             By:_________________________
                                Name:
                                Title:

                             Address for Notices:

                                     100 Marcus Boulevard
                                     Hauppauge, New York 11788
                                     Attn:
                                     Telecopy No.:


                             BOUNDLESS CORPORATION, as a Guarantor


                             By:_________________________
                                Name:
                                Title:

                             Address for Notices:

                                     100 Marcus Boulevard
                                     Hauppauge, New York 11788
                                     Attn:
                                     Telecopy No.:


                             THE CHASE MANHATTAN BANK, as Administrative Agent


                             By:_________________________
                                Name:  William DeMilt
                                Title: Vice President

                             Address for Notices:

                             New York Agency
                             4 Chase Metrotech Center
                             Brooklyn, New York 11245

                             Attention:

                             Telecopy No.: (718) 242-6900
                             Telex No.: 6720516
                             Answerback: CMBNYAUW

Bank Commitment:  THE CHASE MANHATTAN BANK, as a Bank
$7,600,000


                             By:_________________________
                                Name:  William DeMilt
                                Title: Vice President

                             Applicable Lending Office for
                             Base Rate and LIBOR Loans:

                             The Chase Manhattan Bank
                             One Chase Manhattan Plaza
                             New York, New York 10081

                             Address for Notices:

                                     7600 Jericho Turnpike
                                     Woodbury, NY 11797

                             Attention: William DeMilt

                             Telecopy No.: (516) 364-3307



Bank Commitment:             SILICON VALLEY BANK, as a Bank
$7,600,000
                             By:_________________________
                                Name:
                                Title:


                             Address for Notices:

                             Applicable Lending Office for
                             Base Rate and LIBOR Loans and
                             Address for Notices:

                                     9020 Capital of Texas Highway, North
                                     Building One, Suite 350
                                     Austin, Texas 78759

                                     Attention: Mr. Douglas Mangum

                                     Telecopy No.: 512-794-0855



Bank Commitment:           NATIONAL BANK OF CANADA, as a Bank
$3,800,000

                                    By:_________________________
                                       Name:
                                       Title:

                                    By:_________________________
                                       Name:
                                       Title:

                                    Address for Notices:

                                    Applicable Lending Office for
                                    Base Rate and LIBOR Loans and
                                    address for Notices:

                                            125 West 55th Street
                                            Suite 2300
                                            New York, New York 10019
                                            Attention: Mr. James Drum
                                            Telecopy No.: 212-632-8545

                                   EXHIBIT A
                              TO CREDIT AGREEMENT


                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$6,000,000   Uniondale, New York                                  April 14, 1999

         FOR VALUE RECEIVED, BOUNDLESS TECHNOLOGIES, INC. ("Borrower") HEREBY PROMISES TO PAY to the order of THE CHASE MANHATTAN BANK ("Bank") at the Administrative Agent's Office, for the account of the Applicable Lending Office of the Bank, the principal sum of Six Million Dollars ($6,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to Borrower pursuant to Section 2.01 of the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the Termination Date (as defined in the Credit Agreement referred to below). Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Applicable Lending Office, in like money, at the rates of interest as provided in the Credit Agreement referred to below, on the dates and in the manner provided in said Credit Agreement.

         Borrower hereby authorizes the Bank to endorse on the Schedule annexed to this Revolving Credit Note the amount and type of all Revolving Credit Loans made to Borrower by the Bank and all Continuations, Conversions and payments of principal amounts in respect of such Revolving Credit Loans, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Revolving Credit Loans owed to the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or payment shall not limit or otherwise affect the obligation of Borrower under the Credit Agreement or this Revolving Credit Note.

         If any installment of this Revolving Credit Note becomes due and payable on a day which is not a Banking Day, the maturity thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

         This is one of the Revolving Credit Notes referred to in that certain Amended and Restated Credit Agreement and Guaranty, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Credit Agreement") among Borrower, Boundless Acquisition Corporation ("BAC") and Boundless Corporation ("BC"), The Chase Manhattan Bank ("Chase"), Silicon Valley Bank ("SVB") and National Bank of Canada ("NBC"), and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement (Chase, SVB, NBC and such other lenders, each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, as administrative, documentation and collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is made for a more complete statement of the terms and conditions under which the Revolving Credit Loans were or are to be made and are to be repaid. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

         This Note is subject to optional and mandatory prepayment pursuant to Sections 2.10 and 2.11 of the Credit Agreement.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         This Revolving Credit Note is secured pursuant to certain of the Security Documents referred to in the Credit Agreement, reference to which is hereby made for a description of the Collateral provided for under the above referenced documents and the rights of Borrower, BAC, BC, each of the Banks, and the Administrative Agent with respect to such Collateral.

         Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

         This Revolving Credit Note amends and restates and is given in substitution for, but not in satisfaction of, that certain Revolving Credit Note, dated as of January 30, 1998 by Sunriver Data Systems, Inc. (now known as Boundless Technologies, Inc.) in favor of the Bank, in the original principal amount of $6,000,000 and is entitled to the benefits of the Credit Agreement and the Loan Documents and is subject to all of the agreements, terms and conditions therein contained.

         This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the Laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to the Bank shall apply to the Bank under this Revolving Credit Note.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                                    BOUNDLESS TECHNOLOGIES, INC.



                                                    By:
                                                       -------------------------
                                                       Name:    Joseph Gardner
                                                       Title:   Vice President

                        SCHEDULE TO REVOLVING CREDIT NOTE



Date                                              Unpaid
Loan Made,                                       Principal     Name of
Continued,                           Amount of   Balance of     Person
Converted     Type of    Amount of   Principal   Revolving      Making
or Paid        Loan        Loan       Prepaid   Credit Note    Notation

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$6,000,000  Uniondale, New York                                   April 14, 1999

         FOR VALUE RECEIVED, BOUNDLESS TECHNOLOGIES, INC. ("Borrower") HEREBY PROMISES TO PAY to the order of SILICON VALLEY BANK ("Bank") at the Administrative Agent's Office, for the account of the Applicable Lending Office of the Bank, the principal sum of Six Million Dollars ($6,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to Borrower pursuant to Section 2.01 of the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the Termination Date (as defined in the Credit Agreement referred to below). Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Applicable Lending Office, in like money, at the rates of interest as provided in the Credit Agreement referred to below, on the dates and in the manner provided in said Credit Agreement.

         Borrower hereby authorizes the Bank to endorse on the Schedule annexed to this Revolving Credit Note the amount and type of all Revolving Credit Loans made to Borrower by the Bank and all Continuations, Conversions and payments of principal amounts in respect of such Revolving Credit Loans, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Revolving Credit Loans owed to the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or payment shall not limit or otherwise affect the obligation of Borrower under the Credit Agreement or this Revolving Credit Note.

         If any installment of this Revolving Credit Note becomes due and payable on a day which is not a Banking Day, the maturity thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

         This is one of the Revolving Credit Notes referred to in that certain Amended and Restated Credit Agreement and Guaranty, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Credit Agreement") among Borrower, Boundless Acquisition Corporation ("BAC") and Boundless Corporation ("BC"), The Chase Manhattan Bank ("Chase"), Silicon Valley Bank ("SVB") and National Bank of Canada ("NBC"), and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement (Chase, SVB, NBC and such other lenders, each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, as administrative, documentation and collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is made for a more complete statement of the terms and conditions under which the Revolving Credit Loans were or are to be made and are to be repaid. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

         This Note is subject to optional and mandatory prepayment pursuant to Sections 2.10 and 2.11 of the Credit Agreement.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         This Revolving Credit Note is secured pursuant to certain of the Security Documents referred to in the Credit Agreement, reference to which is hereby made for a description of the Collateral provided for under the above referenced documents and the rights of Borrower, BAC, BC, each of the Banks, and the Administrative Agent with respect to such Collateral.

         Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

         This Revolving Credit Note amends and restates and is given in substitution for, but not in satisfaction of, that certain Revolving Credit Note, dated as of January 30, 1998 by Sunriver Data Systems, Inc. (now known as

Boundless Technologies, Inc.) in favor of the Bank, in the original principal amount of $6,000,000 and is entitled to the benefits of the Credit Agreement and the Loan Documents and is subject to all of the agreements, terms and conditions therein contained.

         This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the Laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to the Bank shall apply to the Bank under this Revolving Credit Note.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                                    BOUNDLESS TECHNOLOGIES, INC.



                                                    By:
                                                       -------------------------
                                                       Name:   Joseph Gardner
                                                       Title:  Vice President

                        SCHEDULE TO REVOLVING CREDIT NOTE



Date                                              Unpaid
Loan Made,                                       Principal     Name of
Continued,                           Amount of   Balance of     Person
Converted     Type of    Amount of   Principal   Revolving      Making
or Paid        Loan        Loan       Prepaid   Credit Note    Notation

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$3,000,000  Uniondale, New York                                   April 14, 1999

         FOR VALUE RECEIVED, BOUNDLESS TECHNOLOGIES, INC. ("Borrower") HEREBY PROMISES TO PAY to the order of NATIONAL BANK OF CANADA ("Bank") at the Administrative Agent's Office, for the account of the Applicable Lending Office of the Bank, the principal sum of Three Million Dollars ($3,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to Borrower pursuant to Section 2.01 of the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the Termination Date (as defined in the Credit Agreement referred to below). Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Applicable Lending Office, in like money, at the rates of interest as provided in the Credit Agreement referred to below, on the dates and in the manner provided in said Credit Agreement.

         Borrower hereby authorizes the Bank to endorse on the Schedule annexed to this Revolving Credit Note the amount and type of all Revolving Credit Loans made to Borrower by the Bank and all Continuations, Conversions and payments of principal amounts in respect of such Revolving Credit Loans, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Revolving Credit Loans owed to the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or payment shall not limit or otherwise affect the obligation of Borrower under the Credit Agreement or this Revolving Credit Note.

         If any installment of this Revolving Credit Note becomes due and payable on a day which is not a Banking Day, the maturity thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

         This is one of the Revolving Credit Notes referred to in that certain Amended and Restated Credit Agreement and Guaranty, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Credit Agreement") among Borrower, Boundless Acquisition Corporation ("BAC") and Boundless Corporation ("BC"), The Chase Manhattan Bank ("Chase"), Silicon Valley Bank ("SVB") and National Bank of Canada ("NBC"), and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement (Chase, SVB, NBC and such other lenders, each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, as administrative, documentation and collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is made for a more complete statement of the terms and conditions under which the Revolving Credit Loans were or are to be made and are to be repaid. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

         This Note is subject to optional and mandatory prepayment pursuant to Sections 2.10 and 2.11 of the Credit Agreement.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         This Revolving Credit Note is secured pursuant to certain of the Security Documents referred to in the Credit Agreement, reference to which is hereby made for a description of the Collateral provided for under the above referenced documents and the rights of Borrower, BAC, BC, each of the Banks, and the Administrative Agent with respect to such Collateral.

         Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.

         This Revolving Credit Note amends and restates and is given in substitution for, but not in satisfaction of, that certain Revolving Credit Note, dated as of January 30, 1998 by Sunriver Data Systems, Inc. (now known as

Boundless Technologies, Inc.) in favor of the Bank, in the original principal amount of $3,000,000 and is entitled to the benefits of the Credit Agreement and the Loan Documents and is subject to all of the agreements, terms and conditions therein contained.

         This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the Laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to the Bank shall apply to the Bank under this Revolving Credit Note.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                                    BOUNDLESS TECHNOLOGIES, INC.



                                                    By:
                                                       -------------------------
                                                       Name:   Joseph Gardner
                                                       Title:  Vice President

                        SCHEDULE TO REVOLVING CREDIT NOTE



Date                                              Unpaid
Loan Made,                                       Principal     Name of
Continued,                           Amount of   Balance of     Person
Converted     Type of    Amount of   Principal   Revolving      Making
or Paid        Loan        Loan       Prepaid   Credit Note    Notation

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

----------   ---------   ----------  ---------  -----------   ----------

                                   EXHIBIT B
                              TO CREDIT AGREEMENT


                                 TERM LOAN NOTE


$1,600,000  Uniondale, New York                                   April 14, 1999


         FOR VALUE RECEIVED, BOUNDLESS TECHNOLOGIES, INC. ("Borrower") HEREBY PROMISES TO PAY to the order of THE CHASE MANHATTAN BANK ("Bank") at the Administrative Agent's Office for the account of the Applicable Lending office of the Bank, on or before the Termination Date, the principal sum of One Million Six Hundred Thousand Dollars ($1,600,000) in lawful money of the United States and in immediately available funds, in twelve (12) consecutive equal quarterly installments of $133,333 each commencing June 30, 1999 and continuing on each Quarterly Date thereafter, provided, however, that the last such payment shall be in the amount necessary to repay in full the unpaid principal amount of Term Loan. Borrower also promises to pay interest from the date of this Term Loan Note until such principal amounts become due on the unpaid principal amount of the Term Loan Note, in like money, at said office, at the time and at a rate per annum as provided in the Credit Agreement referred to below.

         If any installment of this Term Loan Note becomes due and payable on a day which is not a Banking Day, the maturity thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

         This is one of the Term Loan Notes referred to in that certain Amended and Restated Credit Agreement and Guaranty dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Credit Agreement") among Borrower, Boundless Acquisition Corporation ("BAC"), Boundless Corporation ("BC"), The Chase Manhattan Bank ("Chase"), Silicon Valley Bank ("SVB"), National Bank of Canada ("NBC"), and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement (Chase, SVB, NBC and such other lenders, each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, as administrative, documentation and collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is made for a more complete statement of the terms and conditions under which the Term Loan was made and is to be repaid. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

         This Note is subject to optional and mandatory prepayment pursuant to Sections 2.10 and 2.11 of the Credit Agreement.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be due, and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         This Term Loan Note is secured pursuant to certain of the Security Documents referred to in the Credit Agreement, reference to which is hereby made for a description of the Collateral provided for under the above-referenced documents and the rights of Borrower, BAC, BC, each of the Banks, and the Administrative Agent with respect to such Collateral.

         Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Term Loan Note.

         This Term Loan Note shall be governed by, and interpreted and construed in accordance with, the Laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to the Bank shall apply to the Bank under this Term Loan Note.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                                    BOUNDLESS TECHNOLOGIES, INC.



                                                    By:
                                                       -------------------------
                                                       Name:  Joseph Gardner
                                                       Title: Vice President

                                 TERM LOAN NOTE


$1,600,000  Uniondale, New York                                   April 14, 1999


         FOR VALUE RECEIVED, BOUNDLESS TECHNOLOGIES, INC. ("Borrower") HEREBY PROMISES TO PAY to the order of SILICON VALLEY BANK ("Bank") at the Administrative Agent's Office for the account of the Applicable Lending office of the Bank, on or before the Termination Date, the principal sum of One Million Six Hundred Thousand Dollars ($1,600,000) in lawful money of the United States and in immediately available funds, in twelve (12) consecutive equal quarterly installments of $133,333 each commencing June 30, 1999 and continuing on each Quarterly Date thereafter, provided, however, that the last such payment shall be in the amount necessary to repay in full the unpaid principal amount of Term Loan. Borrower also promises to pay interest from the date of this Term Loan Note until such principal amounts become due on the unpaid principal amount of the Term Loan Note, in like money, at said office, at the time and at a rate per annum as provided in the Credit Agreement referred to below.

         If any installment of this Term Loan Note becomes due and payable on a day which is not a Banking Day, the maturity thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

         This is one of the Term Loan Notes referred to in that certain Amended and Restated Credit Agreement and Guaranty dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Credit Agreement") among Borrower, Boundless Acquisition Corporation ("BAC"), Boundless Corporation ("BC"), The Chase Manhattan Bank ("Chase"), Silicon Valley Bank ("SVB"), National Bank of Canada ("NBC"), and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement (Chase, SVB, NBC and such other lenders, each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, as administrative, documentation and collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is made for a more complete statement of the terms and conditions under which the Term Loan was made and is to be repaid. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

         This Note is subject to optional and mandatory prepayment pursuant to Sections 2.10 and 2.11 of the Credit Agreement.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be due, and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         This Term Loan Note is secured pursuant to certain of the Security Documents referred to in the Credit Agreement, reference to which is hereby made for a description of the Collateral provided for under the above-referenced documents and the rights of Borrower, BAC, BC, each of the Banks, and the Administrative Agent with respect to such Collateral.

         Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Term Loan Note.

         This Term Loan Note shall be governed by, and interpreted and construed in accordance with, the Laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to the Bank shall apply to the Bank under this Term Loan Note.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                                    BOUNDLESS TECHNOLOGIES, INC.



                                                    By:
                                                       -------------------------
                                                       Name:  Joseph Gardner
                                                       Title: Vice President

                                 TERM LOAN NOTE


$800,000  Uniondale, New York                                     April 14, 1999


         FOR VALUE RECEIVED, BOUNDLESS TECHNOLOGIES, INC. ("Borrower") HEREBY PROMISES TO PAY to the order of NATIONAL BANK OF CANADA ("Bank") at the Administrative Agent's Office for the account of the Applicable Lending office of the Bank, on or before the Termination Date, the principal sum of Eight Hundred Thousand Dollars ($800,000) in lawful money of the United States and in immediately available funds, in twelve (12) consecutive equal quarterly installments of $66,666 each commencing June 30, 1999 and continuing on each Quarterly Date thereafter, provided, however, that the last such payment shall be in the amount necessary to repay in full the unpaid principal amount of Term Loan. Borrower also promises to pay interest from the date of this Term Loan Note until such principal amounts become due on the unpaid principal amount of the Term Loan Note, in like money, at said office, at the time and at a rate per annum as provided in the Credit Agreement referred to below.

         If any installment of this Term Loan Note becomes due and payable on a day which is not a Banking Day, the maturity thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

         This is one of the Term Loan Notes referred to in that certain Amended and Restated Credit Agreement and Guaranty dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Credit Agreement") among Borrower, Boundless Acquisition Corporation ("BAC"), Boundless Corporation ("BC"), The Chase Manhattan Bank ("Chase"), Silicon Valley Bank ("SVB"), National Bank of Canada ("NBC"), and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement (Chase, SVB, NBC and such other lenders, each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, as administrative, documentation and collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is made for a more complete statement of the terms and conditions under which the Term Loan was made and is to be repaid. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

         This Note is subject to optional and mandatory prepayment pursuant to Sections 2.10 and 2.11 of the Credit Agreement.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be due, and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         This Term Loan Note is secured pursuant to certain of the Security Documents referred to in the Credit Agreement, reference to which is hereby made for a description of the Collateral provided for under the above-referenced documents and the rights of Borrower, BAC, BC, each of the Banks, and the Administrative Agent with respect to such Collateral.

         Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Term Loan Note.

         This Term Loan Note shall be governed by, and interpreted and construed in accordance with, the Laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to the Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to the Bank shall apply to the Bank under this Term Loan Note.



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

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                                    BOUNDLESS TECHNOLOGIES, INC.



                                                    By:
                                                       -------------------------
                                                       Name:  Joseph Gardner





























































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

                                  EXHIBIT C-1
                              TO CREDIT AGREEMENT


                     AMENDED AND RESTATED SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Security Agreement"), made by BOUNDLESS TECHNOLOGIES, INC. ("Borrower") to each of the Banks (as defined below) party to the Credit Agreement (as defined below) and THE CHASE MANHATTAN BANK, as collateral agent for the Banks (in such capacity, together with its successors in such capacity, the " Agent").

                             PRELIMINARY STATEMENTS

         1. Reference is made to the Amended and Restated Credit Agreement and Guaranty, dated as of April 14, 1999 (as amended, restated, supplemented or otherwise modified, from time to time, the "Credit Agreement"), among Borrower, Boundless Acquisition Corporation, Boundless Corporation, the Banks (as defined therein), and the Agent. The terms defined in the Credit Agreement and not otherwise defined in this Security Agreement which are used in this Security Agreement shall have the meanings set forth in the Credit Agreement.

         2. It is a condition precedent to the obligation of the Banks to provide the Credit Facilities to the Borrower as provided in the Credit Agreement that Borrower shall have granted the security interest contemplated by this Security Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to provide the Credit Facilities to the Borrower as provided in the Credit Agreement, Borrower hereby agrees as follows:

         SECTION 1. Grant of Security. Borrower hereby grants to each Bank and hereby grants to the Agent for the benefit of each Bank a security interest in and on all of Borrower's right, title and interest in and to all of the following, whether now owned or hereafter acquired or existing (the "Collateral"):

         (a) All equipment in all of its forms, wherever located, including, without limitation, all machinery and other goods, furniture, furnishings, fixtures, office supplies and all other similar types of tangible personal property and all parts thereof and all accessions thereto, together with all parts, fittings, special tools, alterations, substitutions, replacements and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

         (b) All inventory in all of its forms, wherever located, including, but not limited to: (i) all raw materials and work in process, finished goods, and materials used or consumed in manufacture or production, (ii) goods in which Borrower has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Borrower has an interest or right as consignee), and (iii) goods which are returned to or repossessed by Borrower, and all accessions thereto and products thereof and all documents and documents of title relating to or covering any of the foregoing or any other assets ("Documents") (any and all such inventory, accessions, products and Documents being the "Inventory");

         (c) All accounts, accounts receivable, contract rights, chattel paper, instruments, acceptances, drafts, and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, together with all ledger sheets, files, records and documents relating to any of the foregoing, including all computer records, programs, storage media and computer software useful or required in connection therewith (the "Receivables"), and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such Receivables, and any and all such leases, security agreements and other contracts (the "Related Contracts");

         (d) All rights under all contracts or agreements to which Borrower is a party (other than contracts or agreements which by their terms expressly prohibit the granting of a Lien thereon);

         (e) All trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, together with the goodwill associated therewith, and all reissues, amendments, extensions or renewals thereof and all licenses thereof (the "Trademarks");

         (f) All copyrights, copyrighted works or any item which embodies such copyrighted work of the United States or any other country, all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all derivative works, extensions or renewals thereof (the "Copyrights");

         (g) All letters patent of the United States or any other country, and all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all reissues, continuations, divisionals, continuations-in-part or extensions thereof and all licenses thereof (the "Patents");

         (h) All general intangibles, including but not limited to good will and tax refunds (the "General Intangibles"); and

         (i) All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (h) of this Section 1) and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items.

         SECTION 2. Security for Obligations. The Collateral secures the prompt and complete payment when due of all of Borrower's Obligations.

         SECTION 3. Borrower Remains Liable. Anything herein to the contrary notwithstanding, (a) Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Agent or any Bank of any of the rights hereunder shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any Bank shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4. Representations and Warranties. Borrower represents and warrants to the Agent and each Bank as follows:

         (a) All of the Equipment and Inventory are located at the places specified in Schedule I hereto. The chief place of business and chief executive office of Borrower and the office where Borrower keeps its records concerning Receivables are located at the address specified on Schedule I hereto. All originals of all chattel paper which evidence Receivables have been delivered to the Agent. None of the Receivables is evidenced by a promissory note or other instrument.

         (b) Borrower owns the Collateral free and clear of any Lien, except for
(1) the security interest created by this Security Agreement and (2) Liens permitted pursuant to Section 10.03 of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except for financing statements filed in favor of the Agent relating to this Security Agreement.

         (c) Borrower conducts no business under any name or trade name other than its proper corporate name.

         (d) Borrower has exclusive possession and control of the Equipment and Inventory.

         (e) Borrower has the right to use all Patents, Trademarks, and Copyrights and all computer programs and other rights, free from materially burdensome restrictions, which are necessary for the operation of its business as presently conducted. There is not pending or threatened any claim or litigation against or affecting Borrower contesting the validity of any of the Patents, Trademarks or Copyrights or computer program or other right.

         (f) This Security Agreement creates a valid first priority Lien in the Collateral, securing the payment of Borrower's Obligations, all other actions necessary or desirable to perfect and protect such security interest have been duly taken.

         (g) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either (1) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Borrower or (2) for the perfection of or the exercise by the Agent or any Bank of their respective rights and remedies hereunder.

         (h) The Taxpayer Identification Number of Borrower is 11-2168512.

         SECTION 5. Further Assurances. (a) Borrower agrees that from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent or any of the Banks may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent or any of the Banks to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Borrower will: (1) mark conspicuously each document and agreement included in the Collateral and, at the request of the Agent or any of the Banks, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent and all of the Banks indicating that such Collateral is subject to the security interest granted hereby; (2) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper deliver such to the Agent duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent and the Banks; and (3) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent or any Bank may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

         (b) Borrower hereby authorizes the Agent and each of the Banks to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Borrower where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (c) Borrower will furnish to the Agent and each of the Banks from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent or any of the Banks may request, all in reasonable detail.

         (d) Borrower will defend the Collateral against all claims and demands of all Persons (other than the Agent and the Banks) claiming an interest therein. Borrower will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent where there is a Good Faith Contest to the validity thereof. In connection with any such Good Faith Contest Borrower will, at the request of the Agent or any Bank, promptly provide a bond, cash deposit or other security reasonably satisfactory to protect the security interest of the Agent and the Banks should such Good Faith Contest be unsuccessful.

         SECTION 6. As to Equipment, Inventory and Trademarks. Borrower shall:

         (a) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Schedule I hereto or, upon 30 days' prior written notice to the Agent and each of the Banks, at such other places in jurisdictions where all action required by
Section 5 shall have been taken with respect to the Equipment and Inventory;

         (b) Cause the Equipment necessary for the conduct of its business to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end;

         (c) Permit the Agent or any Bank or any agent thereof to have access to the Inventory and Equipment for purposes of inspection during normal business hours and upon reasonable notice to the Borrower;

         (d) Promptly notify the Agent and each Bank in writing of any material loss or damage to the Inventory or Equipment;

         (e) Not sell, assign, lease, mortgage, transfer or otherwise dispose of any interest in the Inventory or Equipment, except as permitted in the Credit Agreement;

         (f) Not use or permit the Inventory or Equipment to be used for any unlawful purpose or in violation of any Law or for hire;

         (g) Not permit the Equipment to become a part of or to be affixed to any real property of any Person; and

         (h) Advise the Agent of all Trademarks, Patents and Copyrights or applications for or registration of the same, created or obtained by Borrower on or after the date of this Security Agreement; and

         (i) Take all reasonable steps to maintain and enforce the Trademarks, Patents and Copyrights material to the conduct of its business, including but not limited to: (1) payment of all fees, (2) prosecuting infringers if failure to do so would materially and adversely affect the business of Borrower and (3) diligently pursuing any application or registration material to the business of Borrower.

         SECTION 7. Insurance. (a) Borrower shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Agent and each of the Banks from time to time. Each policy for: (1) liability insurance shall provide for all losses to be paid on behalf of the Agent and Borrower as their respective interests may appear; and (2) property damage insurance shall provide for all losses to be paid directly to the Agent. Each such policy shall in addition: (a) name the Banks and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent or the Banks) as their interests may appear; (b) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent notwithstanding any action, inaction or breach of representation and warranty by Borrower; (c) provide that there shall be no recourse against the Agent or any Bank for payment of premiums or other amounts with respect thereto; and (d) provide that at least thirty (30) days, prior written notice of amendment to, cancellation of or lapse shall be given to the Agent and each Bank by the insurer. Borrower shall, if so requested by the Agent or any Bank, deliver to the Agent and the Banks original or duplicate policies of such insurance and, as often as the Agent or any Bank may request, a report of a reputable insurance broker with respect to such insurance. Further, Borrower shall, at the request of the Agent or any Bank, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5 and cause the respective insurers to acknowledge notice of such assignment.

         (b) Reimbursement under any liability insurance maintained by Borrower pursuant to this Section 7 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 7 is not applicable, Borrower shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Borrower pursuant to this Section 7 shall be paid to Borrower as reimbursement for the costs of such repairs or replacements.

         (c) Upon the occurrence of any Event of Default all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent and the Banks in accordance with Section 2.11 of the Credit Agreement.

         SECTION 8. As to Receivables. (a) Borrower shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, at the location therefor specified in Schedule I hereto or, upon 30 days, prior written notice to the Agent and each Bank, at such other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to Receivables. Borrower will hold and preserve such records and will permit representatives of the Agent or any Bank to inspect and make abstracts from such records.

         (b) Except as otherwise provided in this subsection (b), Borrower shall continue to collect, at its own expense, all amounts due or to become due to Borrower under the Receivables. In connection with such collections, Borrower may take (and, at the Agent's discretion, shall take) such action as Borrower or the Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default upon written notice to Borrower of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Agent and each of the Banks and to direct such account debtors or obligors to make payment of all amounts due or to become due to Borrower thereunder directly to the Agent and, upon such notification and at the expense of Borrower, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Borrower might have done. After receipt by Borrower of the notice from the Bank referred to in the proviso to the preceding sentence and as long as there is an Event of Default, (1) all amounts and proceeds (including instruments) received by Borrower in respect of the Receivables shall be received in trust for the benefit of the Agent and all the Banks hereunder, shall be segregated from other funds of Borrower and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as Cash Collateral, or be applied as provided by Section 14(b), as determined by the Required Banks, and (2) Borrower shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, other than any discount allowed for prompt payment.

         SECTION 9. Transfer and Other Liens. Borrower shall not:

         (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted in the Credit Agreement.

         (b) Except as permitted in the Credit Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure Debt of any Person.

         SECTION 10. Agent Appointed Attorney-in-Fact. Borrower hereby irrevocably appoints the Agent Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, the Agent or otherwise, to, after the occurrence and during the continuance of an Event of Default, take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

         (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 7;

         (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (c) to receive, endorse, assign, and collect any and all checks, notes, drafts and other negotiable and non-negotiable instruments, documents and chattel paper, in connection with clause (a) or (b) above, and Borrower waives notice of presentment, protest and non-payment of any instrument, document or chattel paper so endorsed or assigned;

         (d) to file any claims or take any action or institute any proceedings which the Agent or any Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of any Bank with respect to any of the Collateral; and

         (e) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as full and effectually as if the Agent were the absolute owner thereof.

         Borrower hereby ratifies and approves all acts other than those which result from the Agent's gross negligence or willful misconduct, of the Agent, as its attorney in-fact, pursuant to this Section 10, and the Agent, as its attorney-in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than those which result from the Agent's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Security Agreement remains in effect.

         Borrower also authorizes the Agent, at any time and from time to time, to communicate in its own name with any party to any contract, agreement or instrument included in the Collateral with regard to the assignment of such contract, agreement or instrument and other matters relating thereto.

         SECTION 11. Agent May Perform. If Borrower fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by Borrower under Section 14(b).

         SECTION 12. The Agent's Duties. The powers conferred on the Agent and each of the Banks hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent and the Banks shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 13. Remedies. If any Event of Default shall have occurred:

         (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) require Borrower to, and Borrower hereby agrees that it will at its expense and upon the request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and (ii) to enter the premises where any of the Collateral is located and take and carry away the same, by any of its representatives, with or without legal process, to Agent's place of storage, and
(iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash or credit or for future delivery and upon such other terms as Agent may deem commercially reasonable. Borrower agrees that to the extent notice of sale shall be required by law, at least five (5) days notice to Borrower of the time and place of public or private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned.

         (b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent and each of the Banks pursuant to Section 14) in whole or in part by the Agent against, all or any part of Borrower's Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations to the Agent and all of the Banks shall be paid over to Borrower. If the proceeds of the sale of the Collateral are insufficient to pay all Borrower's Obligations Borrower agrees to pay upon demand any deficiency to the Agent and each of the Banks.

         SECTION 14. Indemnity and Expenses. (a) Borrower agrees to indemnify the Agent and each of the Banks from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Agent's or such Bank's gross negligence or willful misconduct.

         (b) Borrower will upon demand pay to the Agent and each of the Banks the amount of any and all expenses, including the fees and out of pocket disbursements of its counsel and of any experts and agents, which the Agent or any of the Banks may incur in connection with (1) filing or recording fees incurred in connection with this Security Agreement, (2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (3) the exercise or enforcement of any of the rights of the Agent or any of the Banks hereunder, or (4) the failure by Borrower to perform or observe any of the provisions hereof. Neither the Agent nor any Bank shall be liable to Borrower for damages as a result of delays, temporary withdrawals of the Equipment from service or other causes other than those caused by the Agent's or such Bank's gross negligence or willful misconduct.

         SECTION 15. Amendments; Etc. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and, if to Borrower, mailed or delivered by messenger or sent by facsimile, addressed to it at the address of Borrower specified in the Credit Agreement; if to a Bank, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of such Bank specified in the Credit Agreement; if to the Agent, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of the Agent specified in the Credit Agreement; or as to any other party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or delivered by messenger or sent by facsimile, respectively, be effective when received in the mails or delivered to the messenger or sent by facsimile, respectively, addressed as aforesaid.

         SECTION 17. Continuing Security Interest; Transfer of Revolving Credit Note. This Agreement shall create a continuing security interest in the Collateral and shall (1) remain in full force and effect until payment in full of all Borrower Obligations (after the Termination Date), (2) be binding upon Borrower, its successors and assigns, and (3) inure to the benefit of the Agent and each Bank and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (3), subject to the terms of the Credit Agreement, the Agent and each Bank may assign or otherwise transfer all or a portion of its rights and obligations under the Credit Agreement and its Credit Facilities to any other Person and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent or such Bank herein or otherwise. Upon the payment in full of Borrower's Obligations (after the Termination Date), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrower. Upon any such termination, the Agent will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

         SECTION 18. Governing Law; Terms. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 19. Miscellaneous. This Security Agreement is in addition to and not in limitation of any other rights and remedies the Agent or any of the Banks may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by Borrower or by Law or otherwise. If any provision of this Security Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. If and to the extent that applicable Law confers any rights in addition to any of the provisions of this Security Agreement, the affected provision shall be considered amended to conform thereto. Neither the Agent nor any Bank shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion, shall not be construed as a bar to or waiver of any such right or remedy which the Agent or such Bank would have had on any future occasion nor shall the Agent or any Bank be liable for exercising or failing to exercise any such right or remedy.

         SECTION 20. Amendment and Restatements. This Security Agreement amends and restates, and is given in substitution for, but not in satisfaction of, that certain Security Agreement, dated as of October 20, 1995 (the "Prior Security Agreement"), provided, that nothing contained in this Security Agreement, the Credit Agreement or any other Loan Document shall limit or affect the liens and security interest heretofore granted, pledged and/or assigned to the Banks and the Agent for the ratable benefit of the Banks under the Prior Security Agreement.

         IN WITNESS WHEREOF, Borrower has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                    BOUNDLESS TECHNOLOGIES, INC.



                                                    By:
                                                       -------------------------
                                                       Name:
                                                       Title:


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

                                  EXHIBIT C-2
                              TO CREDIT AGREEMENT


                          GUARANTOR SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the
 Agreement"),  made by
BOUNDLESS ACQUISITION CORPORATION ("Guarantor") to each of the Banks (as defined below) party to the Credit Agreement (as defined below) and THE CHASE MANHATTAN BANK, as collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

         1. Reference is made to the Amended and Restated Credit Agreement and Guaranty, dated as of April 14, 1999 (as amended, restated, supplemented or otherwise modified, from time to time, the "Credit Agreement"), among Boundless Technologies, Inc. (the "Borrower"), the Guarantor, the Banks (as defined therein), and the Agent. The terms defined in the Credit Agreement and not otherwise defined in this Security Agreement which are used in this Security Agreement shall have the meanings set forth in the Credit Agreement.

         2. It is a condition precedent to the obligation of the Banks to provide the Credit Facilities to the Borrower as provided in the Credit
Agreement that the Guarantor shall have granted the security interest contemplated by this Security Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to provide the Credit Facilities to the Borrower as provided in the Credit Agreement, Guarantor hereby agrees as follows:

         SECTION 1. Grant of Security. Guarantor hereby grants to each Bank and hereby grants to the Agent for the benefit of each Bank a security interest in and on all of Guarantor's right, title and interest in and to all of the following, whether now owned or hereafter acquired or existing (the "Collateral"):

         (a) All equipment in all of its forms, wherever located, including, without limitation, all machinery and other goods, furniture, furnishings, fixtures, office supplies and all other similar types of tangible personal property and all parts thereof and all accessions thereto, together with all parts, fittings, special tools, alterations, substitutions, replacements and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

         (b) All inventory in all of its forms, wherever located, including, but not limited to: (i) all raw materials and work in process, finished goods, and materials used or consumed in manufacture or production, (ii) goods in which Guarantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Guarantor has an interest or right as consignee), and (iii) goods which are returned to or repossessed by Guarantor, and all accessions thereto and products thereof and all documents and documents of title relating to or covering any of the foregoing or any other assets ("Documents") (any and all such inventory, accessions, products and Documents being the "Inventory");

         (c) All accounts, accounts receivable, contract rights, chattel paper, instruments, acceptances, drafts, and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, together with all ledger sheets, files, records and documents relating to any of the foregoing, including all computer records, programs, storage media and computer software useful or required in connection therewith (the "Receivables"), and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such Receivables, and any and all such leases, security agreements and other contracts (the "Related Contracts");

         (d) All rights under all contracts or agreements to which Guarantor is a party (other than contracts or agreements which by their terms expressly prohibit the granting of a Lien thereon);

         (e) All trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks


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

have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, together with the goodwill associated therewith, and all reissues, amendments, extensions or renewals thereof and all licenses thereof (the "Trademarks");

         (f) All copyrights, copyrighted works or any item which embodies such copyrighted work of the United States or any other country, all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all derivative works, extensions or renewals thereof (the "Copyrights");

         (g) All letters patent of the United States or any other country, and all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all reissues, continuations, divisionals, continuations-in-part or extensions thereof and all licenses thereof (the "Patents");

         (h) All general intangibles, including but not limited to good will and tax refunds (the "General Intangibles"); and

         (i) All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (h) of this Section 1) and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items.

         SECTION 2. Security for Obligations. The Collateral secures the prompt and complete payment when due of all indebtedness, obligations and liabilities of the Guarantor to the Agent or any Bank, now existing or hereafter incurred, under or arising out of or in connection with the Credit Agreement, or any of the other Loan Documents, whether for principal, interest, reimbursement obligations, or obligations as a guarantor, fees, expenses or otherwise (the "Guarantor Obligations").

         SECTION 3. Guarantor Remains Liable. Anything herein to the contrary notwithstanding, (a) Guarantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Agent or any Bank of any of the rights hereunder shall not release Guarantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any Bank shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of Guarantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4. Representations and Warranties. Guarantor represents and warrants to the Agent and each Bank as follows:

         (a) All of the Equipment and Inventory are located at the places specified in Schedule I hereto. The chief place of business and chief executive office of Guarantor and the office where Guarantor keeps its records concerning Receivables are located at the address specified on Schedule I hereto. All originals of all chattel paper which evidence Receivables have been delivered to the Agent. None of the Receivables is evidenced by a promissory note or other instrument.

         (b) Guarantor owns the Collateral free and clear of any Lien, except for (1) the security interest created by this Security Agreement and (2) Liens permitted pursuant to Section 10.03 of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except for financing statements filed in favor of the Agent relating to this Security Agreement.

         (c) Guarantor conducts no business under any name or trade name other than its proper corporate name.

         (d) Guarantor has exclusive possession and control of the Equipment and Inventory.

         (e) Guarantor has the right to use all Patents, Trademarks, and Copyrights and all computer programs and other rights, free from materially burdensome restrictions, which are necessary for the operation of its business as presently conducted. There is not pending or threatened any claim or litigation against or affecting Guarantor contesting the validity of any of the Patents, Trademarks or Copyrights or computer program or other right.

         (f) This Security Agreement creates a valid first priority Lien in the Collateral, securing the payment of Guarantor's Obligations, all other actions necessary or desirable to perfect and protect such security interest have been duly taken.

         (g) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either (1) for the grant by Guarantor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Guarantor or (2) for the perfection of or the exercise by the Agent or any Bank of their respective rights and remedies hereunder.

         (h) The Taxpayer Identification Number of Guarantor is 74-2738506.

         SECTION 5. Further Assurances. (a) Guarantor agrees that from time to time, at the expense of Guarantor, Guarantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent or any of the Banks may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent or any of the Banks to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Guarantor will: (1) mark conspicuously each document and agreement included in the Collateral and, at the request of the Agent or any of the Banks, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent and all of the Banks indicating that such Collateral is subject to the security interest granted hereby; (2) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper deliver such to the Agent duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent and the Banks; and (3) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent or any Bank may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

         (b) Guarantor hereby authorizes the Agent and each of the Banks to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Guarantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (c) Guarantor will furnish to the Agent and each of the Banks from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent or any of the Banks may request, all in reasonable detail.

         (d) Guarantor will defend the Collateral against all claims and demands of all Persons (other than the Agent and the Banks) claiming an interest therein. Guarantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent where there is a Good Faith Contest to the validity thereof. In connection with any such Good Faith Contest Guarantor will, at the request of the Agent or any Bank, promptly provide a bond, cash deposit or other security reasonably satisfactory to protect the security interest of the Agent and the Banks should such Good Faith Contest be unsuccessful.

         SECTION 6. As to Equipment, Inventory and Trademarks. Guarantor shall:

         (a) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Schedule I hereto or, upon 30 days' prior written notice to the Agent and each of the Banks, at such other places in jurisdictions where all action required by
Section 5 shall have been taken with respect to the Equipment and Inventory;

         (b) Cause the Equipment necessary for the conduct of its business to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end;

         (c) Permit the Agent or any Bank or any agent thereof to have access to the Inventory and Equipment for purposes of inspection during normal business hours and upon reasonable notice to the Guarantor;

         (d) Promptly notify the Agent and each Bank in writing of any material loss or damage to the Inventory or Equipment;

         (e) Not sell, assign, lease, mortgage, transfer or otherwise dispose of any interest in the Inventory or Equipment, except as permitted in the Credit Agreement;

         (f) Not use or permit the Inventory or Equipment to be used for any unlawful purpose or in violation of any Law or for hire;

         (g) Not permit the Equipment to become a part of or to be affixed to any real property of any Person; and

         (h) Advise the Agent of all Trademarks, Patents and Copyrights or applications for or registration of the same, created or obtained by Guarantor on or after the date of this Security Agreement; and

         (i) Take all reasonable steps to maintain and enforce the Trademarks, Patents and Copyrights material to the conduct of its business, including but not limited to: (1) payment of all fees, (2) prosecuting infringers if failure to do so would materially and adversely affect the business of Guarantor and (3) diligently pursuing any application or registration material to the business of Guarantor.

         SECTION 7. Insurance. (a) Guarantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Agent and each of the Banks from time to time. Each policy for: (1) liability insurance shall provide for all losses to be paid on behalf of the Agent and Guarantor as their respective interests may appear; and (2) property damage insurance shall provide for all losses to be paid directly to the Agent. Each such policy shall in addition: (a) name the Banks and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent or the Banks) as their interests may appear; (b) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent notwithstanding any action, inaction or breach of representation and warranty by Guarantor; (c) provide that there shall be no recourse against the Agent or any Bank for payment of premiums or other amounts with respect thereto; and (d) provide that at least thirty (30) days, prior written notice of amendment to, cancellation of or lapse shall be given to the Agent and each Bank by the insurer. Guarantor shall, if so requested by the Agent or any Bank, deliver to the Agent and the Banks original or duplicate policies of such insurance and, as often as the Agent or any Bank may request, a report of a reputable insurance broker with respect to such insurance. Further, Guarantor shall, at the request of the Agent or any Bank, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5 and cause the respective insurers to acknowledge notice of such assignment.

         (b) Reimbursement under any liability insurance maintained by Guarantor pursuant to this Section 7 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 7 is not applicable, Guarantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Guarantor pursuant to this Section 7 shall be paid to Guarantor as reimbursement for the costs of such repairs or replacements.

         (c) Upon the occurrence of any Event of Default all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent and the Banks in accordance with Section 2.11 of the Credit Agreement.

         SECTION 8. As to Receivables. (a) Guarantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, at the location therefor specified in Schedule I hereto or, upon 30 days, prior written notice to the Agent and each Bank, at such other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to Receivables. Guarantor will hold and preserve such records and will permit representatives of the Agent or any Bank to inspect and make abstracts from such records.

         (b) Except as otherwise provided in this subsection (b), Guarantor shall continue to collect, at its own expense, all amounts due or to become due to Guarantor under the Receivables. In connection with such collections, Guarantor may take (and, at the Agent's discretion, shall take) such action as Guarantor or the Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default upon written notice to Guarantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Agent and each of the Banks and to direct such account debtors or obligors to make payment of all amounts due or to become due to Guarantor thereunder directly to the Agent and, upon such notification and at the expense of Guarantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Guarantor might have done. After receipt by Guarantor of the notice from the Bank referred to in the proviso to the preceding sentence and as long as there is an Event of Default, (1) all amounts and proceeds (including instruments) received by Guarantor in respect of the Receivables shall be received in trust for the benefit of the Agent and all the Banks hereunder, shall be segregated from other funds of Guarantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as Cash Collateral, or be applied as provided by Section 14(b), as determined by the Required Banks, and (2) Guarantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, other than any discount allowed for prompt payment.

         SECTION 9. Transfer and Other Liens. Guarantor shall not:

         (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted in the Credit Agreement.

         (b) Except as permitted in the Credit Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure Debt of any Person.

         SECTION 10. Agent Appointed Attorney-in-Fact. Guarantor hereby irrevocably appoints the Agent Guarantor's attorney-in-fact, with full authority in the place and stead of Guarantor and in the name of Guarantor, the Agent or otherwise, to, after the occurrence and during the continuance of an Event of Default, take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:



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

         (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 7;

         (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (c) to receive, endorse, assign, and collect any and all checks, notes, drafts and other negotiable and non-negotiable instruments, documents and chattel paper, in connection with clause (a) or (b) above, and Guarantor waives notice of presentment, protest and non-payment of any instrument, document or chattel paper so endorsed or assigned;

         (d) to file any claims or take any action or institute any proceedings which the Agent or any Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of any Bank with respect to any of the Collateral; and

         (e) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as full and effectually as if the Agent were the absolute owner thereof.

         Guarantor hereby ratifies and approves all acts other than those which result from the Agent's gross negligence or willful misconduct, of the Agent, as its attorney in-fact, pursuant to this Section 10, and the Agent, as its attorney-in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than those which result from the Agent's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Security Agreement remains in effect.

         Guarantor also authorizes the Agent, at any time and from time to time, to communicate in its own name with any party to any contract, agreement or instrument included in the Collateral with regard to the assignment of such contract, agreement or instrument and other matters relating thereto.

         SECTION 11. Agent May Perform. If Guarantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by Guarantor under Section 14(b).

         SECTION 12. The Agent's Duties. The powers conferred on the Agent and each of the Banks hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent and the Banks shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 13. Remedies. If any Event of Default shall have occurred:

         (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) require Guarantor to, and Guarantor hereby agrees that it will at its expense and upon the request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and (ii) to enter the premises where any of the Collateral is located and take and carry away the same, by any of its representatives, with or without legal process, to Agent's place of storage, and
(iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash or credit or for future delivery and upon such other terms as Agent may deem commercially reasonable. Guarantor agrees that to the extent notice of sale shall be required by law, at least five (5) days notice to Guarantor of the time and place of public or private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.


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

The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned.

         (b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent and each of the Banks pursuant to Section 14) in whole or in part by the Agent against, all or any part of Guarantor's Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations to the Agent and all of the Banks shall be paid over to Guarantor. If the proceeds of the sale of the Collateral are insufficient to pay all Guarantor's Obligations Guarantor agrees to pay upon demand any deficiency to the Agent and each of the Banks.

         SECTION 14. Indemnity and Expenses. (a) Guarantor agrees to indemnify the Agent and each of the Banks from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Agent's or such Bank's gross negligence or willful misconduct.

         (b) Guarantor will upon demand pay to the Agent and each of the Banks the amount of any and all expenses, including the fees and out of pocket disbursements of its counsel and of any experts and agents, which the Agent or any of the Banks may incur in connection with (1) filing or recording fees incurred in connection with this Security Agreement, (2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (3) the exercise or enforcement of any of the rights of the Agent or any of the Banks hereunder, or (4) the failure by Guarantor to perform or observe any of the provisions hereof. Neither the Agent nor any Bank shall be liable to Guarantor for damages as a result of delays, temporary withdrawals of the Equipment from service or other causes other than those caused by the Agent's or such Bank's gross negligence or willful misconduct.

         SECTION 15. Amendments; Etc. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and, if to Guarantor, mailed or delivered by messenger or sent by facsimile, addressed to it at the address of Guarantor specified in the Credit Agreement; if to a Bank, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of such Bank specified in the Credit Agreement; if to the Agent, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of the Agent specified in the Credit Agreement; or as to any other party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or delivered by messenger or sent by facsimile, respectively, be effective when received in the mails or delivered to the messenger or sent by facsimile, respectively, addressed as aforesaid.

         SECTION 17. Continuing Security Interest; Transfer of Revolving Credit Note. This Agreement shall create a continuing security interest in the Collateral and shall (1) remain in full force and effect until payment in full of Borrower Obligations and Guarantor Obligations (after the Termination Date),
(2) be binding upon Guarantor, its successors and assigns, and (3) inure to the benefit of the Agent and each Bank and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (3), subject to the terms of the Credit Agreement, the Agent and each Bank may assign or otherwise transfer all or a portion of its rights and obligations under the Credit Agreement and its Credit Facilities to any other Person and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent or such Bank herein or otherwise. Upon the payment in full of Guarantor's Obligations (after the Termination Date), the security interest


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

granted hereby shall terminate and all rights to the Collateral shall revert to Guarantor. Upon any such termination, the Agent will, at Guarantor's expense, execute and deliver to Guarantor such documents as Guarantor shall reasonably request to evidence such termination.

         SECTION 18. Governing Law; Terms. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 19. Miscellaneous. This Security Agreement is in addition to and not in limitation of any other rights and remedies the Agent or any of the Banks may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by Guarantor or by Law or otherwise. If any provision of this Security Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. If and to the extent that applicable Law confers any rights in addition to any of the provisions of this Security Agreement, the affected provision shall be considered amended to conform thereto. Neither the Agent nor any Bank shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion, shall not be construed as a bar to or waiver of any such right or remedy which the Agent or such Bank would have had on any future occasion nor shall the Agent or any Bank be liable for exercising or failing to exercise any such right or remedy.

         IN WITNESS WHEREOF, Guarantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        BOUNDLESS ACQUISITION CORPORATION



                                        By:
                                           -------------------------------
                                        Name:
                                        Title:



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

                   SCHEDULE I TO GUARANTOR SECURITY AGREEMENT
                      OF BOUNDLESS ACQUISITION CORPORATION


Locations:

100 Marcus Boulevard
PO Box 18001
Hauppauge, New York 11788




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

                          GUARANTOR SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Security Agreement"), made by BOUNDLESS CORPORATION ("Guarantor") to each of the Banks (as defined below) party to the Credit Agreement (as defined below) and THE CHASE MANHATTAN BANK, as collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

         1. Reference is made to the Amended and Restated Credit Agreement and Guaranty, dated as of April 14, 1999 (as amended, restated, supplemented or otherwise modified, from time to time, the "Credit Agreement"), among Boundless Technologies, Inc. (the "Borrower"), the Guarantor, the Banks (as defined therein), and the Agent. The terms defined in the Credit Agreement and not otherwise defined in this Security Agreement which are used in this Security Agreement shall have the meanings set forth in the Credit Agreement.

         2. It is a condition precedent to the obligation of the Banks to provide the Credit Facilities to the Borrower as provided in the Credit
Agreement that the Guarantor shall have granted the security interest contemplated by this Security Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to provide the Credit Facilities to the Borrower as provided in the Credit Agreement, Guarantor hereby agrees as follows:

         SECTION 1. Grant of Security. Guarantor hereby grants to each Bank and hereby grants to the Agent for the benefit of each Bank a security interest in and on all of Guarantor's right, title and interest in and to all of the following, whether now owned or hereafter acquired or existing (the "Collateral"):

         (a) All equipment in all of its forms, wherever located, including, without limitation, all machinery and other goods, furniture, furnishings, fixtures, office supplies and all other similar types of tangible personal property and all parts thereof and all accessions thereto, together with all parts, fittings, special tools, alterations, substitutions, replacements and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

         (b) All inventory in all of its forms, wherever located, including, but not limited to: (i) all raw materials and work in process, finished goods, and materials used or consumed in manufacture or production, (ii) goods in which Guarantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Guarantor has an interest or right as consignee), and (iii) goods which are returned to or repossessed by Guarantor, and all accessions thereto and products thereof and all documents and documents of title relating to or covering any of the foregoing or any other assets ("Documents") (any and all such inventory, accessions, products and Documents being the "Inventory");

         (c) All accounts, accounts receivable, contract rights, chattel paper, instruments, acceptances, drafts, and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, together with all ledger sheets, files, records and documents relating to any of the foregoing, including all computer records, programs, storage media and computer software useful or required in connection therewith (the "Receivables"), and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such Receivables, and any and all such leases, security agreements and other contracts (the "Related Contracts");

         (d) All rights under all contracts or agreements to which Guarantor is a party (other than contracts or agreements which by their terms expressly prohibit the granting of a Lien thereon);

         (e) All trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks


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

have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, together with the goodwill associated therewith, and all reissues, amendments, extensions or renewals thereof and all licenses thereof (the "Trademarks");

         (f) All copyrights, copyrighted works or any item which embodies such copyrighted work of the United States or any other country, all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all derivative works, extensions or renewals thereof (the "Copyrights");

         (g) All letters patent of the United States or any other country, and all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all reissues, continuations, divisionals, continuations-in-part or extensions thereof and all licenses thereof (the "Patents");

         (h) All general intangibles, including but not limited to good will and tax refunds (the "General Intangibles"); and

         (i) All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (h) of this Section 1) and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items.

         SECTION 2. Security for Obligations. The Collateral secures the prompt and complete payment when due of all indebtedness, obligations and liabilities of the Guarantor to the Agent or any Bank, now existing or hereafter incurred, under or arising out of or in connection with the Credit Agreement, or any of the other Loan Documents, whether for principal, interest, reimbursement obligations, or obligations as a guarantor, fees, expenses or otherwise (the "Guarantor Obligations").

         SECTION 3. Guarantor Remains Liable. Anything herein to the contrary notwithstanding, (a) Guarantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Agent or any Bank of any of the rights hereunder shall not release Guarantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any Bank shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of Guarantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4. Representations and Warranties. Guarantor represents and warrants to the Agent and each Bank as follows:

         (a) All of the Equipment and Inventory are located at the places specified in Schedule I hereto. The chief place of business and chief executive office of Guarantor and the office where Guarantor keeps its records concerning Receivables are located at the address specified on Schedule I hereto. All originals of all chattel paper which evidence Receivables have been delivered to the Agent. None of the Receivables is evidenced by a promissory note or other instrument.

         (b) Guarantor owns the Collateral free and clear of any Lien, except for (1) the security interest created by this Security Agreement and (2) Liens


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

permitted pursuant to Section 10.03 of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except for financing statements filed in favor of the Agent relating to this Security Agreement.

         (c) Guarantor conducts no business under any name or trade name other than its proper corporate name.

         (d) Guarantor has exclusive possession and control of the Equipment and Inventory.

         (e) Guarantor has the right to use all Patents, Trademarks, and Copyrights and all computer programs and other rights, free from materially burdensome restrictions, which are necessary for the operation of its business as presently conducted. There is not pending or threatened any claim or litigation against or affecting Guarantor contesting the validity of any of the Patents, Trademarks or Copyrights or computer program or other right.

         (f) This Security Agreement creates a valid first priority Lien in the Collateral, securing the payment of Guarantor's Obligations, all other actions necessary or desirable to perfect and protect such security interest have been duly taken.

         (g) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either (1) for the grant by Guarantor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Guarantor or (2) for the perfection of or the exercise by the Agent or any Bank of their respective rights and remedies hereunder.

         (h) The Taxpayer Identification Number of Guarantor is 13-3469637.

         SECTION 5. Further Assurances. (a) Guarantor agrees that from time to time, at the expense of Guarantor, Guarantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent or any of the Banks may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent or any of the Banks to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Guarantor will: (1) mark conspicuously each document and agreement included in the Collateral and, at the request of the Agent or any of the Banks, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent and all of the Banks indicating that such Collateral is subject to the security interest granted hereby; (2) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper deliver such to the Agent duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent and the Banks; and (3) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent or any Bank may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

         (b) Guarantor hereby authorizes the Agent and each of the Banks to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Guarantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (c) Guarantor will furnish to the Agent and each of the Banks from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent or any of the Banks may request, all in reasonable detail.

         (d) Guarantor will defend the Collateral against all claims and demands of all Persons (other than the Agent and the Banks) claiming an interest therein. Guarantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral,


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

except to the extent where there is a Good Faith Contest to the validity thereof. In connection with any such Good Faith Contest Guarantor will, at the request of the Agent or any Bank, promptly provide a bond, cash deposit or other security reasonably satisfactory to protect the security interest of the Agent and the Banks should such Good Faith Contest be unsuccessful.

         SECTION 6. As to Equipment, Inventory and Trademarks. Guarantor shall:

         (a) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Schedule I hereto or, upon 30 days' prior written notice to the Agent and each of the Banks, at such other places in jurisdictions where all action required by
Section 5 shall have been taken with respect to the Equipment and Inventory;

         (b) Cause the Equipment necessary for the conduct of its business to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end;

         (c) Permit the Agent or any Bank or any agent thereof to have access to the Inventory and Equipment for purposes of inspection during normal business hours and upon reasonable notice to the Guarantor;

         (d) Promptly notify the Agent and each Bank in writing of any material loss or damage to the Inventory or Equipment;

         (e) Not sell, assign, lease, mortgage, transfer or otherwise dispose of any interest in the Inventory or Equipment, except as permitted in the Credit Agreement;

         (f) Not use or permit the Inventory or Equipment to be used for any unlawful purpose or in violation of any Law or for hire;

         (g) Not permit the Equipment to become a part of or to be affixed to any real property of any Person; and

         (h) Advise the Agent of all Trademarks, Patents and Copyrights or applications for or registration of the same, created or obtained by Guarantor on or after the date of this Security Agreement; and

         (i) Take all reasonable steps to maintain and enforce the Trademarks, Patents and Copyrights material to the conduct of its business, including but not limited to: (1) payment of all fees, (2) prosecuting infringers if failure to do so would materially and adversely affect the business of Guarantor and (3) diligently pursuing any application or registration material to the business of Guarantor.

         SECTION 7. Insurance. (a) Guarantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Agent and each of the Banks from time to time. Each policy for: (1) liability insurance shall provide for all losses to be paid on behalf of the Agent and Guarantor as their respective interests may appear; and (2) property damage insurance shall provide for all losses to be paid directly to the Agent. Each such policy shall in addition: (a) name the Banks and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent or the Banks) as their interests may appear; (b) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent notwithstanding any action, inaction or breach of representation and warranty by Guarantor; (c) provide that there shall be no recourse against the Agent or any Bank for payment of premiums or other amounts with respect thereto; and (d) provide that at least thirty (30) days, prior written notice of amendment to, cancellation of or lapse shall be given to the Agent and each Bank by the insurer. Guarantor shall, if so requested by the Agent or any Bank, deliver to the Agent and the Banks original or duplicate policies of such insurance and, as often as the Agent or any Bank may request, a report of a reputable insurance broker with respect to such insurance. Further, Guarantor shall, at the request of the Agent or any Bank, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5 and cause the respective insurers to acknowledge notice of such assignment.

         (b) Reimbursement under any liability insurance maintained by Guarantor pursuant to this Section 7 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 7 is not applicable, Guarantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Guarantor pursuant to this Section 7 shall be paid to Guarantor as reimbursement for the costs of such repairs or replacements.

         (c) Upon the occurrence of any Event of Default all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent and the Banks in accordance with Section 2.11 of the Credit Agreement.

         SECTION 8. As to Receivables. (a) Guarantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, at the location therefor specified in Schedule I hereto or, upon 30 days, prior written notice to the Agent and each Bank, at such other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to Receivables. Guarantor will hold and preserve such records and will permit representatives of the Agent or any Bank to inspect and make abstracts from such records.

         (b) Except as otherwise provided in this subsection (b), Guarantor shall continue to collect, at its own expense, all amounts due or to become due to Guarantor under the Receivables. In connection with such collections, Guarantor may take (and, at the Agent's discretion, shall take) such action as Guarantor or the Agent may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default upon written notice to Guarantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Agent and each of the Banks and to direct such account debtors or obligors to make payment of all amounts due or to become due to Guarantor thereunder directly to the Agent and, upon such notification and at the expense of Guarantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Guarantor might have done. After receipt by Guarantor of the notice from the Bank referred to in the proviso to the preceding sentence and as long as there is an Event of Default, (1) all amounts and proceeds (including instruments) received by Guarantor in respect of the Receivables shall be received in trust for the benefit of the Agent and all the Banks hereunder, shall be segregated from other funds of Guarantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as Cash Collateral, or be applied as provided by Section 14(b), as determined by the Required Banks, and (2) Guarantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, other than any discount allowed for prompt payment.

         SECTION 9. Transfer and Other Liens. Guarantor shall not:

         (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted in the Credit Agreement.

         (b) Except as permitted in the Credit Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure Debt of any Person.

         SECTION 10. Agent Appointed Attorney-in-Fact. Guarantor hereby irrevocably appoints the Agent Guarantor's attorney-in-fact, with full authority in the place and stead of Guarantor and in the name of Guarantor, the Agent or otherwise, to, after the occurrence and during the continuance of an Event of Default, take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

         (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 7;

         (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (c) to receive, endorse, assign, and collect any and all checks, notes, drafts and other negotiable and non-negotiable instruments, documents and chattel paper, in connection with clause (a) or (b) above, and Guarantor waives notice of presentment, protest and non-payment of any instrument, document or chattel paper so endorsed or assigned;

         (d) to file any claims or take any action or institute any proceedings which the Agent or any Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of any Bank with respect to any of the Collateral; and

         (e) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as full and effectually as if the Agent were the absolute owner thereof.

         Guarantor hereby ratifies and approves all acts other than those which result from the Agent's gross negligence or willful misconduct, of the Agent, as its attorney in-fact, pursuant to this Section 10, and the Agent, as its attorney-in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than those which result from the Agent's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Security Agreement remains in effect.

         Guarantor also authorizes the Agent, at any time and from time to time, to communicate in its own name with any party to any contract, agreement or instrument included in the Collateral with regard to the assignment of such contract, agreement or instrument and other matters relating thereto.

         SECTION 11. Agent May Perform. If Guarantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by Guarantor under Section 14(b).

         SECTION 12. The Agent's Duties. The powers conferred on the Agent and each of the Banks hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent and the Banks shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 13. Remedies. If any Event of Default shall have occurred:

         (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) require Guarantor to, and Guarantor hereby agrees that it will at its expense and upon the request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and (ii) to enter the premises where any of the Collateral is located and take and carry away the same, by any of its representatives, with or without legal process, to Agent's place of storage, and
(iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash or credit or for future delivery and upon such other terms as Agent may deem commercially reasonable. Guarantor agrees that to the extent notice of sale shall be required by law, at least five (5) days notice to Guarantor of the time and place of public or private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned.

         (b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent and each of the Banks pursuant to Section 14) in whole or in part by the Agent against, all or any part of Guarantor's Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations to the Agent and all of the Banks shall be paid over to Guarantor. If the proceeds of the sale of the Collateral are insufficient to pay all Guarantor's Obligations Guarantor agrees to pay upon demand any deficiency to the Agent and each of the Banks.

         SECTION 14. Indemnity and Expenses. (a) Guarantor agrees to indemnify the Agent and each of the Banks from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Agent's or such Bank's gross negligence or willful misconduct.

         (b) Guarantor will upon demand pay to the Agent and each of the Banks the amount of any and all expenses, including the fees and out of pocket disbursements of its counsel and of any experts and agents, which the Agent or any of the Banks may incur in connection with (1) filing or recording fees incurred in connection with this Security Agreement, (2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (3) the exercise or enforcement of any of the rights of the Agent or any of the Banks hereunder, or (4) the failure by Guarantor to perform or observe any of the provisions hereof. Neither the Agent nor any Bank shall be liable to Guarantor for damages as a result of delays, temporary withdrawals of the Equipment from service or other causes other than those caused by the Agent's or such Bank's gross negligence or willful misconduct.

         SECTION 15. Amendments; Etc. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and, if to Guarantor, mailed or delivered by messenger or sent by facsimile, addressed to it at the address of Guarantor specified in the Credit Agreement; if to a Bank, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of such Bank specified in the Credit Agreement; if to the Agent, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of the Agent specified in the Credit Agreement; or as to any other party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or delivered by messenger or sent by facsimile, respectively, be effective when received in the mails or delivered to the messenger or sent by facsimile, respectively, addressed as aforesaid.

         SECTION 17. Continuing Security Interest; Transfer of Revolving Credit Note. This Agreement shall create a continuing security interest in the Collateral and shall (1) remain in full force and effect until payment in full of Borrower Obligations and Guarantor Obligations (after the Termination Date),
(2) be binding upon Guarantor, its successors and assigns, and (3) inure to the benefit of the Agent and each Bank and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (3), subject to the terms of the Credit Agreement, the Agent and each Bank may assign or otherwise transfer all or a portion of its rights and obligations under the Credit Agreement and its Credit Facilities to any other Person and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent or such Bank herein or otherwise. Upon the payment in full of Guarantor's Obligations (after the Termination Date), the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Guarantor. Upon any such termination, the Agent will, at Guarantor's expense, execute and deliver to Guarantor such documents as Guarantor shall reasonably request to evidence such termination.

         SECTION 18. Governing Law; Terms. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 19. Miscellaneous. This Security Agreement is in addition to and not in limitation of any other rights and remedies the Agent or any of the Banks may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by Guarantor or by Law or otherwise. If any provision of this Security Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. If and to the extent that applicable Law confers any rights in addition to any of the provisions of this Security Agreement, the affected provision shall be considered amended to conform thereto. Neither the Agent nor any Bank shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion, shall not be construed as a bar to or waiver of any such right or remedy which the Agent or such Bank would have had on any future occasion nor shall the Agent or any Bank be liable for exercising or failing to exercise any such right or remedy.

         IN WITNESS WHEREOF, Guarantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            BOUNDLESS CORPORATION



                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

                   SCHEDULE I TO GUARANTOR SECURITY AGREEMENT
                            OF BOUNDLESS CORPORATION


Locations:

100 Marcus Boulevard
PO Box 18001
Hauppauge, New York 11788

711 Fifth Avenue
5th Floor
New York, New York 10022

                                   EXHIBIT E
                              TO CREDIT AGREEMENT


                       PATENT SECURITY INTEREST AGREEMENT


         PATENT SECURITY INTEREST AGREEMENT, dated as of April 14, 1999 ("Patent Assignment Agreement") made by BOUNDLESS CORPORATION (the "Assignor") to each of the Banks (as defined below) party to the Credit Agreement (as defined below) and THE CHASE MANHATTAN BANK, as collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

         1. Reference is made to the Amended and Restated Credit Agreement and Guaranty, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Credit Agreement"), among Assignor, the Banks (as defined therein) and the Agent.

         2. Reference is made to the Security Agreement, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Security Agreement") made by Assignor to Agent for the benefit of each of the Banks and all of the terms and provisions of such Security Agreement are hereby incorporated into and made a part of this Patent Security Interest Agreement.

         3. Pursuant to the terms of the Security Agreement, Assignor, the registrant of record in the United States Patent and Trademark Office of the patents and applications set forth in Schedule A attached hereto and made a part hereof (the "Patents") granted to the Agent and the Banks a security interest in all the Patents.

         NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, Assignor, having an address at 100 Marcus Boulevard, Hauppauge, New York 11788, intending to be legally bound, does hereby convey, transfer, assign and grant unto the Agent for the ratable benefit of the Bank, a security interest in all of its right, title and interest in and to each of the respective Patents together with the goodwill of the business symbolized by said Patents and the registrations and applications thereof in the United States Patent and Trademark office, the same to be held and enjoyed by the Agent for the ratable benefit of the Banks until the security interest under the Security Agreement is terminated.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date above written.

                                           BOUNDLESS CORPORATION



                                           By:
                                              --------------------------------
                                              Name:   Joseph Gardner
                                              Title:  Vice President



Approved and Accepted:

THE CHASE MANHATTAN BANK,
as Agent



By:
   -------------------------------
   Name:   William DeMilt
   Title:  Assistant Vice President

                         CERTIFICATE OF ACKNOWLEDGEMENT


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 14th day of April, 1999, personally appeared Joseph Gardner, who being by me duly sworn, deposes and says that he is the Vice President of BOUNDLESS CORPORATION, a Delaware corporation, and that he, as such Vice President being duly authorized so to do, executed the foregoing instrument for the purposes therein contained as his free act and deed and as the full act of such corporation as such Vice President.


                                                   ----------------------
                                                        Notary Public


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 14th day of April, 1999, personally appeared William DeMilt, who being by me duly sworn, deposes and says that he is an Assistant Vice President of The Chase Manhattan Bank, a New York banking corporation, and that he, as such Assistant Vice President being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the bank by himself as an Assistant Vice President.



                                                   -----------------------
                                                        Notary Public

                                   SCHEDULE A
                      to Patent Security Interest Agreement


Patent Number              Registration Date        Description
-------------              -----------------        -----------

D337,104                   August 15, 1991          Flat screen display terminal
4,722,051                  July 26, 1985            Combined read/write aide for
                                                    a memory access controller

                                   EXHIBIT F
                              TO CREDIT AGREEMENT


                                    TRADEMARK
                           SECURITY INTEREST AGREEMENT


         TRADEMARK SECURITY INTEREST AGREEMENT, dated as of April 14, 1999 ("Trademark Assignment Agreement") made by BOUNDLESS TECHNOLOGIES, INC. (the "Assignor") to each of the Banks (as defined below) party to the Credit Agreement (as defined below) and THE CHASE MANHATTAN BANK, as collateral agent for the Banks (as defined below, the "Agent").

                             PRELIMINARY STATEMENTS

         1. Reference is made to the Amended and Restated Credit Agreement and Guaranty, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Credit Agreement"), among Assignor, the Banks (as defined therein) and the Agent.

         2. Reference is made to the Security Agreement, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Security Agreement") made by Assignor to Agent for the benefit of each of the Banks and all of the terms and provisions of such Security Agreement are hereby incorporated into and made a part of this Trademark Security Interest Agreement.

         3. Pursuant to the terms of the Security Agreement, Assignor, the registrant of record in the United States Patent and Trademark Office of the trademark registrations and applications set forth in Schedule A attached hereto and made a part hereof (the "Trademarks") granted to the Agent and the Banks a security interest in all the Trademarks.

         NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, Assignor, having an address at 100 Marcus Boulevard, Hauppauge, New York 11788, intending to be legally bound, does hereby convey, transfer, assign and grant unto the Agent for the ratable benefit of the Banks, a security interest in all of its right, title and interest in and to each of the respective Trademarks together with the goodwill of the business symbolized by said Trademarks and the registrations and applications thereof in the United States Patent and Trademark Office, the same to be held and enjoyed by the Agent for the ratable benefit of the Banks, until the security interest under the Security Agreement is terminated.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date above written.

                                                    BOUNDLESS TECHNOLOGIES, INC.


                                                    By:
                                                       -------------------------
                                                       Name:  Joseph Gardner
                                                       Title: Vice President


Approved and Accepted:

THE CHASE MANHATTAN BANK,
as Agent



By:
   ------------------------------
   Name:   William DeMilt
   Title:  Assistant Vice President

                         CERTIFICATE OF ACKNOWLEDGEMENT


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 14th day of April, 1999, personally appeared Joseph Gardner, who being by me duly sworn, deposes and says that he is the Vice President of BOUNDLESS TECHNOLOGIES, INC., a Delaware corporation, and that he, as such Vice President being duly authorized so to do, executed the foregoing instrument for the purposes therein contained as his free act and deed and as the full act of such corporation as such Vice President.



                                                  ---------------------------
                                                          Notary Public


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 14th day of April, 1999, personally appeared William DeMilt, who being by me duly sworn, deposes and says that he is an Assistant Vice President of The Chase Manhattan Bank, a New York banking corporation, and that he, as such Assistant Vice President being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the bank by himself as an Assistant Vice President.



                                                   --------------------------
                                                         Notary Public

                                   SCHEDULE A
                    to Trademark Security Interest Agreement

Serial Number or       Filing Date or
Trademark Number       Registration Date         Trademark
----------------       -----------------         ---------

2081733                  July 22, 1997        Boundless Technologies
2081736                  July 22, 1997        Boundless Technologies and Design
2109993                  July 22, 1996        Boundless
Pending                  April 1, 1999        Ibrow
75/616842                January 6, 1999      Thinux
75/463345                March 31, 1998       Littlefoot
75/288352                May 8, 1997          Viewpoint TC & Design
75/268177                April 2, 1997        Capio
75/287465                May 6, 1997          Viewpoint

                                   EXHIBHT D
                              TO CREDIT AGREEMENT


                                    COPYRIGHT
                           SECURITY INTEREST AGREEMENT


         COPYRIGHT SECURITY INTEREST AGREEMENT, dated as of April 14, 1999 ("Copyright Assignment Agreement") made by BOUNDLESS TECHNOLOGIES, INC. (the "Assignor") to each of the Banks (as defined below) party to the Credit Agreement (as defined below) and THE CHASE MANHATTAN BANK, as collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

         1. Reference is made to the Amended and Restated Credit Agreement and Guaranty, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Credit Agreement"), among Assignor, the Banks (as defined therein) and the Agent.

         2. Reference is made to the Security Agreement, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Security Agreement") made by Assignor to Agent for the benefit of each of the Banks and all of the terms and provisions of such Security Agreement are hereby incorporated into and made a part of this Copyright Security Interest Agreement.

         3. Pursuant to the terms of the Security Agreement, Assignor, the registrant of record in the United States Copyright Office of the copyright registrations set forth in Schedule A attached hereto and made a part hereof (the "Copyrights") granted to the Agent and the Banks a security interest in all the Copyrights.

         NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, Assignor, having an address at 100 Marcus Boulevard, Hauppauge, New York 11788, intending to be legally bound, does hereby convey, transfer, assign and grant unto the Agent for the ratable benefit of the Banks, a security interest in all of its right, title and interest in and to each of the respective Copyrights together with the goodwill of the business symbolized by said Copyrights and the registrations thereof in the United States Copyright Office, the same to be held and enjoyed by the Agent for the ratable benefit of the Banks, until the security interest under the Security Agreement is terminated.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date above written.

                                                    BOUNDLESS TECHNOLOGIES, INC.



                                                    By:
                                                       -------------------------
                                                       Name:  Joseph Gardner
                                                       Title: Vice President



Approved and Accepted:

THE CHASE MANHATTAN BANK,
as Agent



By:
   -----------------------------
   Name:   William DeMilt
   Title:  Assistant Vice President

                         CERTIFICATE OF ACKNOWLEDGEMENT


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 14th day of April, 1999, personally appeared Joseph Gardner, who being by me duly sworn, deposes and says that he is the Vice President of BOUNDLESS TECHNOLOGIES, INC., a Delaware corporation, and that he, as such Vice President being duly authorized so to do, executed the foregoing instrument for the purposes therein contained as his free act and deed and as the full act of such corporation as such Vice President.



                                                  ------------------------
                                                        Notary Public


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 14th day of April, 1999, personally appeared William DeMilt, who being by me duly sworn, deposes and says that he is an Assistant Vice President of The Chase Manhattan Bank, a New York banking corporation, and that he, as such Assistant Vice President being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the bank by himself as an Assistant Vice President.



                                                  ------------------------
                                                       Notary Public

                                   SCHEDULE A
                    to Copyright Security Interest Agreement
                    ----------------------------------------

                                   EXHIBIT H
                              TO CREDIT AGREEMENT


                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Pledge Agreement"), made by BOUNDLESS ACQUISITION CORPORATION ("Pledgor"), to each of the Banks (as defined below) party to the Credit Agreement (as defined below) and THE CHASE MANHATTAN BANK, as collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

         1. Reference is made to the Amended and Restated Credit Agreement and Guaranty, dated as of April 14, 1999, among Boundless Technologies, Inc. ("Borrower"), Pledgor, Boundless Corporation, The Chase Manhattan Bank ("Chase"), Silicon Valley Bank ("SVB"), National Bank of Canada ("NBC"), and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement (Chase, SVB, NBC and each other lender, are each sometimes hereinafter referred to as a "Bank" and collectively, the "Banks"), and the Agent. The terms defined in the Credit Agreement and not otherwise defined in this Pledge Agreement which are used in this Pledge Agreement shall have the meanings set forth in the Credit Agreement.

         2. It is a requirement of the Credit Agreement that the Pledgor shall have granted the security interest contemplated by this Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to provide the Credit Facilities under and in accordance with the terms of the Credit Agreement, the Pledgor hereby agrees as follows:

         SECTION 1. Pledge. The Pledgor hereby pledges and grants a security interest to each Bank and hereby pledges and grants a security interest to the Agent for the ratable benefit of each Bank in all of the following (the "Pledged Collateral"):

          (i) all of the stock described in Schedule I (the "Pledged Shares") and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

          (ii) all additional shares of stock of any and all issuers of any of the Pledged Shares from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (iii) all proceeds of any and all of the foregoing.

         SECTION 2. Security for Obligations. The Pledged Collateral secures the prompt and complete payment when due of all indebtedness, obligations and liabilities of the Pledgor to the Agent or any Bank, now existing or hereafter incurred, under or arising out of or in connection with the Credit Agreement, or any of the other Loan Documents, whether for principal, interest, reimbursement obligations, or obligations as a guarantor, fees, expenses or otherwise (the "Guarantor Obligations").

         SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 6(a). In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 4. Representations and Warranties. The Pledgor represents and warrants to the Agent and each Bank as follows:

          (i) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (ii) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, option or other charge or encumbrance, except for the security interest created by this Pledge Agreement.

          (iii) The pledge of the Pledged Shares pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Guarantor Obligations.

          (iv) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is (other than the timely filing of Uniform Commercial Code financing and continuation statements to the extent the Pledged Collateral consists of accounts or general intangibles under the applicable Uniform Commercial Code) required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or the execution, delivery or performance of the Pledge Agreement by the Pledgor, or (ii) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

          (v) The Pledged Shares constitute all of the issued and outstanding shares of stock of each issuer thereof as set forth on Schedule I.

         SECTION 5. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, it will promptly execute and deliver all reasonable further instruments and documents, and take all reasonable further action, that may be necessary or desirable, or that the Agent or any Bank may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent or any Bank to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         SECTION 6. Voting Rights; Dividends; Etc. (a) So long as no Default or Event of Default shall have occurred:

          (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Agent's judgment, such action would modify or in any way adversely change the Pledgor's rights under the Pledged Collateral or any part thereof except that the Pledgor can exercise such rights to affect a merger of any Guarantor into the Pledgor.

          (ii) The Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral (provided such payment is not in violation of any provision of the Credit Agreement), provided, however, that any and all

               (A) dividends paid or payable, other than in cash, in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

               (B) dividends and other  distributions paid or payable in cash in
          respect  of  any  Pledged   Collateral  in  connection  with  a  total
          liquidation or dissolution, and

               (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

          shall be, and shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent and the Banks, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (iii) The Agent and the Banks hereby authorize the Pledgor to exercise all voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b)  Upon the occurrence of a Default or an Event of Default:

          (i) Upon the request of the Agent, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent and the Banks, and the Agent shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends.

          (ii) All dividends which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Agent and the Banks, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         SECTION 7. Transfers and Other Liens; Additional Shares. (a) Except to the extent permitted (if at all) under the Credit Agreement, the Pledgor agrees that it will neither (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, nor (ii) create or permit to exist any Lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement.

         (b) The Pledgor agrees that it will (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares, except to its existing shareholders so that after giving effect to such issuance all such shareholders, including the Pledgor, still own the same percentage of the outstanding stock of such issuer, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

         SECTION 8. Bank Appointed Attorney-in-Fact. The Pledgor hereby appoints the Agent, the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, provided, however, the Agent agrees it will only exercise such rights upon the occurrence and during the continuance of an Event of Default.

         SECTION 9. Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Agent or any Bank may itself perform or cause performance of, such agreement, and the expenses of the Agent or such Bank incurred in connection therewith shall be payable by the Pledgor under Section 12.

         SECTION 10. The Agent's and Each Bank's Duties and Reasonable Care. The powers conferred on the Agent and each of the Banks hereunder are solely to protect their interests in the Pledged Collateral and shall not impose any duty upon them to exercise any such powers. The Agent and the Banks shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in their possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent or such Bank accords its own property, it being understood that neither the Agent nor any Bank shall have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent or such Bank has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         SECTION 11. Remedies. If any Event of Default shall have occurred:

         (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Agent may also, without notice, except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least five (5) Banking Days' (as defined in the Credit Agreement) notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent and the Banks pursuant to Section 12) in whole or in part by the Agent against, all or any part of the Guarantor Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all Guarantor Obligations shall be paid over to the Pledgor or to whosoever may be lawfully entitled to receive such surplus. If the proceeds of the sale of the Collateral are insufficient to pay all the Guarantor Obligations the Pledgor agrees to pay upon demand any deficiency to the Agent and each of the Banks.

         SECTION 12. Indemnity and Expenses. (a) The Pledgor hereby indemnities the Agent and each,of the Banks from and against any and all claims, losses, damages and liabilities growing out of or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement), except claims, losses, damages or liabilities resulting from the Agent's or such Bank's gross negligence and willful misconduct.

         (b) The Pledgor will upon demand pay to the Agent and each of the Banks the amount of any and all expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent or any of the Banks may incur in connection with (i) any amendment to this Pledge Agreement;
(ii) the administration of this Pledge Agreement; (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral; (iv) the exercise or enforcement of any of the rights of the Agent or any of the Banks hereunder; or (v) the failure by the Pledgor to perform or observe any of the provisions hereof.

         SECTION 13. Amendments, Etc. No amendment or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 14. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and, if to the Pledgor, mailed or delivered by messenger or sent by facsimile, addressed to it at the address of the Pledgor specified in the Credit Agreement; if to a Bank, mailed or delivered by messenger or sent by ,facsimile to it, addressed to it at the address of such Bank specified in the Credit Agreement; or if to the Agent, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of such Bank specified in the Credit Agreement. All such notices and other communications shall, when mailed or delivered by messenger or sent by facsimile, respectively, be effective when deposited in the mails or delivered to the messenger or sent by facsimile, respectively, addressed as aforesaid.

         SECTION 15. Continuing Security Interest; Transfer of Credit Facilities. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full (after the Termination Date) of the Borrower Obligations and the Guarantor Obligations, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of the Agent, the Banks and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Agent and each Bank may assign or otherwise transfer all or a portion of its rights or obligations under the Credit Agreement and the Credit Facilities to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent or such Bank herein or otherwise. Upon the payment in full (after the Termination
Date) of the Guarantor Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 16. Governing Law; Terms. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms defined in
Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 17. Miscellaneous. This Pledge Agreement is in addition to and not in limitation of any other rights and remedies the Agent or any of the Banks may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by the Pledgor or any other Person or by law or otherwise. If any provision of this Pledge Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. Neither the Agent nor the Banks shall, by any act, delay, omission or otherwise, be deemed to have waived any of their rights or remedies hereunder.

         IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                               BOUNDLESS ACQUISITION CORPORATION



                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:

                                   SCHEDULE I


                   Attached to and forming a part of that certain
                   Pledge Agreement dated April 14, 1999, by the
                   Pledgor to the Agent and the Banks.


                                            Percentage
                                             of Total
                    Class      Certificate   Stock of   Par Value    Number of
Stock Issuer        of Stock   Number(s)     Issuer     of Shares    Shares
------------------  --------   -----------  ----------  -----------  ---------

Boundless
Technologies, Inc.

                                   EXHIBIT G
                              TO CREDIT AGREEMENT


                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of April 14, 1999 (as amended, restated, supplemented or modified, from time to time, the "Pledge Agreement"), made by BOUNDLESS CORPORATION ("Pledgor"), to each of the Banks (as defined below) party to the Credit Agreement (as defined below) and THE CHASE MANHATTAN BANK, as administrative, documentation and collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

         1. Reference is made to the Amended and Restated Credit Agreement and Guaranty, dated as of April 14, 1999, among Boundless Technologies, Inc. ("Borrower"), Pledgor, Boundless Corporation, The Chase Manhattan Bank ("Chase"), Silicon Valley Bank ("SVB"), National Bank of Canada ("NBC"), and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement (Chase, SVB, NBC and each other lender, are each sometimes hereinafter referred to as a "Bank" and collectively, the "Banks"), and the Agent. The terms defined in the Credit Agreement and not otherwise defined in this Pledge Agreement which are used in this Pledge Agreement shall have the meanings set forth in the Credit Agreement.

         2. It is a requirement of the Credit Agreement that the Pledgor shall have granted the security interest contemplated by this Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to provide the Credit Facilities under and in accordance with the terms of the Credit Agreement, the Pledgor hereby agrees as follows:

         SECTION 1. Pledge. The Pledgor hereby pledges and grants a security interest to each Bank and hereby pledges and grants a security interest to the Agent for the ratable benefit of each Bank in all of the following (the "Pledged Collateral"):

                  (i) all of the stock described in Schedule I (the "Pledged Shares") and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                  (ii) all additional shares of stock of any and all issuers of any of the Pledged Shares from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                  (iii) all proceeds of any and all of the foregoing.

         SECTION 2. Security for Obligations. The Pledged Collateral secures the prompt and complete payment when due of all indebtedness, obligations and liabilities of the Pledgor to the Agent or any Bank, now existing or hereafter incurred, under or arising out of or in connection with the Credit Agreement, or any of the other Loan Documents, whether for principal, interest, reimbursement obligations, or obligations as a guarantor, fees, expenses or otherwise (the "Guarantor Obligations").

         SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 6(a). In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 4. Representations and Warranties. The Pledgor represents and warrants to the Agent and each Bank as follows:

                  (i) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (ii) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, option or other charge or encumbrance, except for the security interest created by this Pledge Agreement.

                  (iii) The pledge of the Pledged Shares pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Guarantor Obligations.

                  (iv) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is (other than the timely filing of Uniform Commercial Code financing and continuation statements to the extent the Pledged Collateral consists of accounts or general intangibles under the applicable Uniform Commercial Code) required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or the execution, delivery or performance of the Pledge Agreement by the Pledgor, or (ii) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

                  (v) The Pledged Shares constitute all of the issued and outstanding shares of stock of each issuer thereof as set forth on
         Schedule I.

         SECTION 5. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, it will promptly execute and deliver all reasonable further instruments and documents, and take all reasonable further action, that may be necessary or desirable, or that the Agent or any Bank may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent or any Bank to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         SECTION 6. Voting Rights; Dividends; Etc. (a) So long as no Default or Event of Default shall have occurred:

                  (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Agent's judgment, such action would modify or in any way adversely change the Pledgor's rights under the Pledged Collateral or any part thereof except that the Pledgor can exercise such rights to affect a merger of any Guarantor into the Pledgor.

                  (ii) The Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral (provided such payment is not in violation of any provision of the Credit Agreement), provided, however, that any and all

                           (A) dividends paid or payable, other than in cash, in
                  respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                           (B) dividends and other distributions paid or payable
                  in cash in respect of any Pledged Collateral in connection with a total liquidation or dissolution, and

                           (C) cash paid,  payable or otherwise  distributed  in
                  respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

         shall be, and shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent and the Banks, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (iii) The Agent and the Banks hereby authorize the Pledgor to exercise all voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

         (b) Upon the occurrence of a Default or an Event of Default:

                  (i) Upon the request of the Agent, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent and the Banks, and the Agent shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends.

                  (ii) All dividends which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Agent and the Banks, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         SECTION 7. Transfers and Other Liens; Additional Shares. (a) Except to the extent permitted (if at all) under the Credit Agreement, the Pledgor agrees that it will neither (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, nor (ii) create or permit to exist any Lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement.

         (b) The Pledgor agrees that it will (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares, except to its existing shareholders so that after giving effect to such issuance all such shareholders, including the Pledgor, still own the same percentage of the outstanding stock of such issuer, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

         SECTION 8. Bank Appointed Attorney-in-Fact. The Pledgor hereby appoints the Agent, the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, provided, however, the Agent agrees it will only exercise such rights upon the occurrence and during the continuance of an Event of Default.

         SECTION 9. Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Agent or any Bank may itself perform or cause performance of, such agreement, and the expenses of the Agent or such Bank incurred in connection therewith shall be payable by the Pledgor under Section 12.

         SECTION 10. The Agent's and Each Bank's Duties and Reasonable Care. The powers conferred on the Agent and each of the Banks hereunder are solely to protect their interests in the Pledged Collateral and shall not impose any duty upon them to exercise any such powers. The Agent and the Banks shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in their possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent or such Bank accords its own property, it being understood that neither the Agent nor any Bank shall have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent or such Bank has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         SECTION 11. Remedies. If any Event of Default shall have occurred:

         (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Agent may also, without notice, except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least five (5) Banking Days' (as defined in the Credit Agreement) notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent and the Banks pursuant to Section 12) in whole or in part by the Agent against, all or any part of the Guarantor Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all Guarantor Obligations shall be paid over to the Pledgor or to whosoever may be lawfully entitled to receive such surplus. If the proceeds of the sale of the Collateral are insufficient to pay all the Guarantor Obligations the Pledgor agrees to pay upon demand any deficiency to the Agent and each of the Banks.

         SECTION 12. Indemnity and Expenses. (a) The Pledgor hereby indemnities the Agent and each,of the Banks from and against any and all claims, losses, damages and liabilities growing out of or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement), except claims, losses, damages or liabilities resulting from the Agent's or such Bank's gross negligence and willful misconduct.

         (b) The Pledgor will upon demand pay to the Agent and each of the Banks the amount of any and all expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent or any of the Banks may incur in connection with (i) any amendment to this Pledge Agreement;
(ii) the administration of this Pledge Agreement; (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral; (iv) the exercise or enforcement of any of the rights of the Agent or any of the Banks hereunder; or (v) the failure by the Pledgor to perform or observe any of the provisions hereof.

         SECTION 13. Amendments, Etc. No amendment or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 14. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and, if to the Pledgor, mailed or delivered by messenger or sent by facsimile, addressed to it at the address of the Pledgor specified in the Credit Agreement; if to a Bank, mailed or delivered by messenger or sent by ,facsimile to it, addressed to it at the address of such Bank specified in the Credit Agreement; or if to the Agent, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of such Bank specified in the Credit Agreement. All such notices and other communications shall, when mailed or delivered by messenger or sent by facsimile, respectively, be effective when deposited in the mails or delivered to the messenger or sent by facsimile, respectively, addressed as aforesaid.

         SECTION 15. Continuing Security Interest; Transfer of Credit Facilities. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full (after the Termination Date) of the Borrower Obligations and the Guarantor Obligations, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of the Agent, the Banks and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Agent and each Bank may assign or otherwise transfer all or a portion of its rights or obligations under the Credit Agreement and the Credit Facilities to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent or such Bank herein or otherwise. Upon the payment in full (after the Termination
Date) of the Guarantor Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 16. Governing Law; Terms. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms defined in
Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 17. Miscellaneous. This Pledge Agreement is in addition to and not in limitation of any other rights and remedies the Agent or any of the Banks may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by the Pledgor or any other Person or by law or otherwise. If any provision of this Pledge Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. Neither the Agent nor the Banks shall, by any act, delay, omission or otherwise, be deemed to have waived any of their rights or remedies hereunder.

         IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                                BOUNDLESS CORPORATION



                                                By:
                                                   ---------------------------
                                                Name:
                                                Title:

                                   SCHEDULE I


                   Attached to and forming a part of that certain
                   Pledge Agreement dated April 14, 1999, by the
                   Pledgor to the Agent and the Banks.


                                            Percentage
                                             of Total
                    Class      Certificate   Stock of   Par Value    Number of
Stock Issuer        of Stock   Number(s)     Issuer     of Shares    Shares
------------------  --------   -----------  ----------  -----------  ---------

Boundless
Acquisition
Corporation

                                                                       Exhibit I



                           Borrowing Base Certificate
                           --------------------------


                           [Not Filed With Form 10-Q]

                                   EXHIBIT J
                              TO CREDIT AGREEMENT


                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of April 14, 1999, among _________________________ ("Assignor") and ____________________ the "Assignee").

                             PRELIMINARY STATEMENTS

         1. This Assignment and Assumption Agreement (this "Agreement") relates to the Amended and Restated Credit Agreement and Guaranty, dated as of April __, 1999 (as amended, restated, supplemented or modified, from time to time, the "Credit Agreement") among Borrower, Boundless Acquisition Corporation ("BAC") and Boundless Corporation ("BC"), The Chase Manhattan Bank ("Chase"), Silicon Valley Bank ("SVB") and National Bank of Canada ("NBC"), and each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement (Chase, SVB, NBC and such other lenders, each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, as administrative, documentation and collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"). All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         2. Subject to the terms and conditions set forth in the Credit Agreement, (i) Assignor is required to (a) make Revolving Credit Loans from time to time to Borrower in an aggregate principal amount outstanding at any time not
to exceed                     Dollars  ($                 )  ("Revolving  Credit
Commitment"), [(b) issue Trade Letters of Credit with an aggregate face amount of all outstanding Trade Letters of Credit at any time not to exceed the Trade Letter of Credit Commitment, and (c) issue Standby Letters of Credit with an aggregate face amount of all outstanding Standby Letters of Credit at any time not to exceed the Standby Letter of Credit Commitment.1]

         3. Revolving Credit Loans made to Borrower by Assignor under the Credit
Agreement  in  the  aggregate  principal  amount  of                     Dollars
($             ) are outstanding at commencement of business on the date hereof.
This Agreement shall become effective prior to any Revolving Credit Loan made on the date hereof.

         4. The aggregate  outstanding principal amount of the Term Loan held by
the   Assignor  at  the   commencement   of  business  of  the  date  hereof  is
                  Dollars.

         5. Assignor desires to assign to the Assignee all of the rights of Assignor under the Credit Agreement in respect of a portion of its Revolving
Credit  Commitment  thereunder in an amount equal to                     Dollars
($              ) (the  "Assigned  Commitment"),  together with a portion of its outstanding  Revolving  Credit  Loans in an  amount  equal to
Dollars  ($              ), and together with a portion of its outstanding  Term
Loan in an  amount  equal  to                     Dollars  ($            )  (the
"Assigned Loans"), and the Assignee desires to accept assignment-of such rights and assume the corresponding obligations from Assignor on such terms.

         6. Assignor desires to sell and Assignee desires to purchase a participation from Assignor in each (a) Trade Letter of Credit, and (b) Standby
Letter of  Credit  to the  extent  of           % (the  "Assigned  Participation
Percentage").

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. Assignment. Assignor hereby assigns and sells to the Assignee all of the rights of Assignor under the Credit Agreement in and to the Assigned Commitment and the Assigned Loans, and the Assignee hereby accepts such assignment from Assignor and assumes all of the obligations of Assignor under the Credit Agreement in and to the Assigned Commitment and the Assigned Loans. Upon the execution and delivery hereof by Assignor, the Assignee, and the Agent and the payment of the amount specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the commencement of business on the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Revolving Credit Commitment in an amount equal to the Assigned Commitment, and with Revolving Credit Loans and a Term Loan in a principal amount equal to the Assigned Loans.

         The assignment provided for herein shall be without recourse to Assignor.

         SECTION 2. Sale and Purchase of Assigned Participation Percentage. Assignor hereby agrees to sell and Assignee agrees to purchase Participations to the extent of the Assigned Participation Percentage.

         Upon the execution and delivery hereof by the Assignor, the Assignee, and the Agent and the payment of the amount specified in Section 3 required to be paid on the date hereof, Assignee shall, as of the commencement of business on the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement, including but not limited to, the obligation to purchase Participations from Chase to the extent of the Assigned Participation Percentage.

         SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 1 hereof, the Assignee shall pay to Assignor on the date hereof in immediately available funds an amount equal to
Dollars ($                  ).

         It is understood that commitment fees and other fees payable to each Assignor under the Credit Agreement accrued to the date hereof are for the account of such Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each Assignor and the Assignee hereby agree that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         After giving effect to this Assignment and Assumption Agreement the parties hereto agree that the Assignee will be a Participating Bank and the Amount or Share of each Credit Facility of each Assignee and the Assignor will be as set forth on the charts following the signature lines hereof.

         SECTION 4. Credit Agreement. Each Assignor and the Assignee agree that this Assignment and Assumption Agreement is made in accordance with and subject to Section 14.04 of the Credit Agreement which such Section is incorporated by reference herein.

         SECTION 5. Representations and Warranties of Assignee. Assignee represents and warrants that (i) Assignee is legally authorized to enter into this Agreement and (ii) Assignee has received copies of the Credit Agreement and the Loan Documents, such financial statements and such other documents and information as it has requested or deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

         SECTION 5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                   [ASSIGNOR]



                                      By:
                                         ----------------------------
                                      Name:
                                      Title:



                                   [ASSIGNEE]



                                       By:
                                          ---------------------------
                                       Name:
                                       Title:



                                    Applicable Lending Office for all Loans:



                                    -------------------------------------


                                    -------------------------------------


                                    Attn:
                                         --------------------------------

                                    Telecopy:
                                             ----------------------------

ACCEPTED AND AGREED TO:

THE CHASE MANHATTAN BANK, as Agent


By:
   ------------------------------
   Name:
   Title:

              After giving effect to this Assignment and Assumption Agreement the amount of each Credit Facility held by each Assignor and the Assignee will be as follows:


Commitment of Assignor after giving effect to this Agreement:
------------------------------------------------------------


Facility                                                    Amount of Share
--------                                                    ---------------

Revolving Credit                                            $

Term Loan                                                   $

Letters of Credit



Commitment of Assignor after giving effect to this Agreement:
------------------------------------------------------------


Facility                                                    Amount of Share
--------                                                    ---------------

Revolving Credit                                            $

Term Loan                                                   $

Letters of Credit

         All of the Schedules to the Credit Agreement (identified in the Table of Contents to the Credit Agreement) have been omitted in this filing and will be provided to the Commission upon request.